UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2023

Item 1.

Reports to Stockholders

Fidelity® SAI Municipal Income Fund

Annual Report
December 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI Municipal Income Fund	7.55%	2.32%	2.72%

A   From October 2, 2018
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Municipal Income Fund, on October 2, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 6.40% for the 12 months ending December 31, 2023, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains late in the year. Munis posted a notable advance in January, when the bond market reacted positively to a slowdown in the pace of the U.S. Federal Reserve's campaign to bring down inflation by raising interest rates. But munis retreated in several of the following months, when mixed economic data fueled worries that the central bank would continue its hiking cycle for longer than the market expected at the beginning of the year, then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank had indicated they were ready to consider rate cuts for 2024. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and longer-term securities (15+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the year, the fund gained 7.55%, net of fees, outperforming the 6.81% gain of the supplemental index, the Bloomberg 3+ Year Municipal Bond Index, and the 6.40% advance of the benchmark, the broad-based Bloomberg Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. The fund's overweight to lower-quality investment-grade and select below-investment grade munis contributed to performance versus the 3+ Year index, as these securities outpaced higher-quality bonds. An overweight to the health care sector also contributed to relative performance, as the group's credit quality improved and investor demand for higher-yielding securities strengthened during the year. The fund had more interest rate sensitivity, as measured by its longer duration, than the supplemental index, which boosted the relative result in the final two months of 2023, when muni yields sharply declined. The fund's carry advantage, meaning its larger-than-index exposure to high-coupon bonds, also helped, as these securities were somewhat cushioned from rising interest rates. In contrast, differences in the way fund holdings and index components were priced hurt relative performance. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Securities within the index, however, are priced by the index provider.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Top Five States (% of Fund's net assets)

Illinois	10.7
Other	8.2
New York	7.3
New Jersey	7.2
Pennsylvania	6.8

Revenue Sources (% of Fund's net assets)
General Obligations	18.9
Transportation	16.1
Health Care	14.9
Housing	9.5
Other	8.1
Special Tax	7.6
Education	7.3
State G.O.	6.9
Others* (Individually Less Than 5%)	10.7
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Municipal Bonds - 92.0%
	Principal Amount (a)	Value ($)
Alabama - 3.5%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	155,000	164,792
Black Belt Energy Gas District Bonds:
Series 2022 B1, 4%, tender 10/1/27 (b)	4,705,000	4,715,426
Series 2022 C1, 5.25%, tender 6/1/29 (b)	19,000,000	20,289,101
Series 2022 E, 5%, tender 6/1/28 (b)	2,605,000	2,728,143
Series 2022 F, 5.5%, tender 12/1/28 (b)	15,000,000	16,014,707
Energy Southeast Ala Coop. District Bonds Series 2023 B1, 5.75%, tender 11/1/31 (b)	1,460,000	1,635,060
Homewood Edl. Bldg. Auth. Rev. Series 2019 A, 4% 12/1/49	4,220,000	3,836,816
Huntsville Health Care Auth. Bonds Series 2023 A, 5%, tender 6/1/30 (b)	915,000	1,017,448
Infirmary Health Systems Spl. Care Facilities Fing. Auth. Rev.:
Series 2016 A, 5% 2/1/26	1,840,000	1,895,608
Series 2021 A, 3% 2/1/46	1,000,000	755,958
Jefferson County Gen. Oblig. Series 2018 A, 5% 4/1/26	145,000	151,857
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (b)	2,080,000	2,087,682
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.) Series 2007 C, 3.78%, tender 6/16/26 (b)	795,000	802,375
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/33	255,000	221,816
5% 3/1/36	460,000	382,362
Southeast Energy Auth. Rev. Bonds:
Series 2022 A1, 5.5%, tender 12/1/29 (b)	7,400,000	8,035,364
Series 2022 B1, 5%, tender 8/1/28 (b)	1,970,000	2,058,780
TOTAL ALABAMA		66,793,295
Alaska - 0.2%
Alaska Hsg. Fin. Corp. Series 2021 A:
4% 6/1/26	175,000	179,531
4% 12/1/29	290,000	308,779
5% 12/1/28	400,000	443,931
5% 6/1/29	300,000	335,302
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51	210,000	202,972
Alaska Muni. Bond Bank Series 2016 4, 5% 12/1/29 (c)	1,690,000	1,761,471
TOTAL ALASKA		3,231,986
Arizona - 3.2%
Arizona Health Facilities Auth. Rev.:
(Banner Health Sys. Proj.) Series 2007 B, S&P Muni. Bond 7 Day High Grade Rate Index + 0.810% 4.97%, tender 1/1/37 (b)(d)	150,000	137,993
(Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/39	230,000	231,416
Arizona Indl. Dev. Auth. Hosp. Rev.:
Series 2020 A, 3% 2/1/45	4,525,000	3,640,611
Series 2021 A, 5% 2/1/29	410,000	455,297
Arizona Indl. Dev. Auth. Rev.:
(Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/48	55,000	30,250
5% 5/1/51	55,000	30,250
Series 2019 2, 3.625% 5/20/33	922,620	873,409
Arizona State Univ. Revs. Series 2021 C:
5% 7/1/37	340,000	390,122
5% 7/1/38	550,000	627,501
Chandler Indl. Dev. Auth. Indl. Dev. Rev.:
(Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(c)	17,910,000	18,627,390
Bonds (Intel Corp. Proj.):
Series 2005, 3.8%, tender 6/15/28 (b)	4,930,000	5,033,616
Series 2007, 4.1%, tender 6/15/28 (b)(c)	2,080,000	2,116,297
Coconino County Poll. Cont. Corp. Rev. Bonds:
(Navada Pwr. Co. Proj.) Series 2017 B, 3.75%, tender 3/31/26 (b)	900,000	907,732
(Navada Pwr. Co. Projs.) Series 2017 A, 4.125%, tender 3/31/26 (b)(c)	545,000	549,842
Glendale Gen. Oblig. Series 2017:
5% 7/1/30	130,000	140,839
5% 7/1/31	190,000	205,245
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	15,000	14,402
5% 7/1/48	20,000	17,566
Indl. Dev. Auth. of The City of Glendale Sr. Living Rev. (Royal Oaks Inspirata Pointe Proj.) Series 2020 A, 5% 5/15/56	3,615,000	2,964,707
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	175,000	185,234
Series 2021 A:
3% 9/1/51	4,875,000	3,539,392
4% 9/1/51	295,000	284,021
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (e)	250,000	201,823
6% 1/1/48 (e)	395,000	280,732
Maricopa County Rev.:
Bonds:
Series 2023 A1, 5%, tender 5/15/26 (b)	2,110,000	2,200,130
Series 2023 A2, 5%, tender 5/15/28 (b)	2,180,000	2,358,322
Series 2016 A, 5% 1/1/33	305,000	322,256
Series 2017 D, 3% 1/1/48	1,260,000	985,969
Series 2019 E, 3% 1/1/49	745,000	575,944
Phoenix Ariz Indl. Dev. Auth. Rev.:
(Guam Facilities Foundation, Inc. Projs.) Series 2014, 5.375% 2/1/41	1,460,000	1,387,568
(Guam Facilities Foundation, Inc. Proj.) Series 2014, 5.125% 2/1/34	990,000	973,059
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 A:
5% 7/1/33 (c)	55,000	58,255
5% 7/1/36 (c)	90,000	94,760
5% 7/1/37 (c)	65,000	68,159
Series 2017 B:
5% 7/1/29	125,000	135,651
5% 7/1/33	175,000	189,268
5% 7/1/36	205,000	220,392
5% 7/1/37	125,000	133,835
Series 2019 B, 5% 7/1/35 (c)	720,000	781,776
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2021 A, 5% 7/1/45	410,000	454,636
Pima County Indl. Dev. Auth. Rev. Series 2021 A:
3% 4/1/51	8,100,000	5,807,242
4% 4/1/46	1,905,000	1,815,004
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007, 5.5% 12/1/29	450,000	491,557
Tempe Indl. Dev. Auth. Rev. (Friendship Village of Tempe Proj.) Series 2021 A, 4% 12/1/46	480,000	362,251
TOTAL ARIZONA		60,901,721
California - 2.9%
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	200,000	175,417
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds Series 2021 A, 2%, tender 4/1/28 (b)	1,000,000	932,772
California Gen. Oblig.:
Series 2004, 5.25% 12/1/33	10,000	10,012
Series 2016, 5% 9/1/29	110,000	116,823
Series 2020, 4% 11/1/37	575,000	611,116
Series 2022, 4.75% 12/1/42	1,825,000	1,946,620
California Hsg. Fin. Agcy.:
Series 2021 1, 3.5% 11/20/35	1,842,002	1,793,328
Series 2023 A1, 4.375% 9/20/36	2,719,558	2,729,529
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C:
5% 8/1/31	190,000	225,863
5% 8/1/34	350,000	415,011
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	195,000	103,350
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Series 1999, 0% 8/1/26 (AMBAC Insured)	10,445,000	9,708,632
Folsom Cordova Union School District No. 4 Series A, 0% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	90,000	71,243
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev. Series 2013 B1, 3.95% 1/15/53 (b)	1,000,000	941,569
Fresno Arpt. Rev. Series 2023 A, 5% 7/1/33 (Build America Mutual Assurance Insured) (c)	1,000,000	1,148,447
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 B2, 0% 6/1/66	26,290,000	3,093,066
Kern Cmnty. College District Gen. Oblig. Series 2006:
0% 11/1/28 (Assured Guaranty Muni. Corp. Insured)	250,000	217,195
0% 11/1/30 (Assured Guaranty Muni. Corp. Insured)	255,000	208,202
Long Beach Unified School District Series 2009, 5.5% 8/1/29	10,000	10,018
Los Angeles Dept. Arpt. Rev. Series 2019 F, 5% 5/15/31 (c)	1,330,000	1,453,264
Los Angeles Dept. of Wtr. & Pwr. Rev. Series B, 5% 7/1/50	1,435,000	1,574,244
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series 2020 A, 5% 7/1/40	30,000	33,917
Los Angeles Hbr. Dept. Rev. Series 2019 A, 5% 8/1/25 (c)	255,000	262,821
Los Angeles Unified School District Ctfs. of Prtn. Series 2023 A, 5% 10/1/37	1,225,000	1,462,653
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	230,000	194,396
Mount Diablo Unified School District Series 2022 B, 4% 8/1/31	285,000	317,590
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	300,000	232,066
Series 2011, 0% 8/1/46	60,000	22,456
Series B:
0% 8/1/37	395,000	248,530
0% 8/1/38	2,625,000	1,562,529
0% 8/1/39	1,410,000	795,573
0% 8/1/41	200,000	102,003
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/24	50,000	50,446
5% 9/1/26	65,000	66,709
5% 9/1/29	135,000	138,758
5% 9/1/31	60,000	61,628
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	255,000	232,107
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2023 B:
5.25% 7/1/36 (c)	4,000,000	4,619,900
5.25% 7/1/38 (c)	2,500,000	2,824,841
San Diego County Wtr. Auth. Fing. Agcy. Wtr. Rev. Series 2022 A:
5% 5/1/47	685,000	772,596
5% 5/1/52	1,160,000	1,296,937
San Diego Unified School District:
Series 2008 C, 0% 7/1/34	180,000	129,441
Series 2008 E, 0% 7/1/47 (f)	440,000	344,604
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 A:
5% 1/1/35 (c)	360,000	389,384
5% 5/1/49 (c)	3,960,000	4,098,731
Series 2019 B, 5% 5/1/49	275,000	293,818
Series 2019 E, 5% 5/1/50 (c)	395,000	408,468
Series 2022 A:
5% 5/1/26 (c)	920,000	955,051
5% 5/1/27 (c)	930,000	982,649
5% 5/1/28 (c)	1,245,000	1,338,895
5% 5/1/29 (c)	835,000	912,739
Series 2022 B, 5% 5/1/52	2,525,000	2,774,334
San Marcos Unified School District Series 2010 B, 0% 8/1/47	1,075,000	407,818
San Mateo County Cmnty. College District Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	275,000	255,980
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/38	230,000	232,037
TOTAL CALIFORNIA		56,308,126
Colorado - 3.0%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	125,000	129,577
5% 10/1/43	160,000	164,547
Colorado Health Facilities Auth. Rev. Bonds:
(Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	85,000	86,403
4% 9/1/36	65,000	65,896
5% 9/1/46	370,000	377,331
Bonds Series 2023 A1, 5%, tender 11/15/28 (b)	6,390,000	6,965,658
Series 2019 A:
5% 11/1/25	540,000	558,802
5% 11/15/39	700,000	765,424
Series 2019 A1, 4% 8/1/44	4,960,000	4,891,218
Series 2019 A2:
3.25% 8/1/49	1,070,000	799,622
4% 8/1/49	1,240,000	1,189,318
5% 8/1/44	4,585,000	4,774,763
Series 2020 A, 4% 9/1/50	305,000	292,125
Series 2022 A, 5% 5/15/47	2,030,000	2,217,271
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	120,000	120,642
Series 2019 H, 4.25% 11/1/49	215,000	216,110
Series 2021 E, 3% 11/1/51	570,000	553,353
Series 2022 F, 5.25% 11/1/52	580,000	603,646
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2021 B, 5% 11/1/28	1,030,000	1,156,008
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/26 (c)	175,000	183,950
5% 11/15/27 (c)	150,000	160,706
Series 2018 A:
4% 12/1/43 (c)	9,260,000	9,147,719
5% 12/1/27 (c)	3,220,000	3,440,478
5% 12/1/30 (c)	390,000	434,126
5% 12/1/34 (c)	260,000	299,582
5% 12/1/36 (c)	255,000	270,091
5% 12/1/37 (c)	505,000	531,725
Series 2022 A, 5% 11/15/33 (c)	3,815,000	4,385,287
Denver City & County Board Wtr. Rev.:
Series 2020 A:
5% 9/15/45	1,550,000	1,702,724
5% 9/15/46	2,375,000	2,599,749
Series 2020 B:
5% 9/15/28	770,000	859,786
5% 9/15/29	1,430,000	1,630,824
Denver Health & Hosp. Auth. Healthcare Rev. Series 2019 A:
4% 12/1/38	1,250,000	1,194,321
4% 12/1/39	1,720,000	1,623,412
E-470 Pub. Hwy. Auth. Rev. Series 2020 A:
5% 9/1/36	705,000	793,818
5% 9/1/40	820,000	827,083
Maiker Hsg. Partners Colo Multi Bonds Series 2023, 4.5%, tender 5/1/26 (b)	2,050,000	2,051,762
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2021 C3A, 2%, tender 10/15/25 (b)	305,000	297,390
Series 2021 C3B, 2%, tender 10/15/26 (b)	260,000	250,041
Vauxmont Metropolitan District:
Series 2019, 5% 12/15/32 (Assured Guaranty Muni. Corp. Insured)	47,000	49,283
Series 2020, 5% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	75,000	83,924
TOTAL COLORADO		58,745,495
Connecticut - 1.8%
Connecticut Gen. Oblig.:
Series 2015 B, 5% 6/15/32	145,000	149,219
Series 2016 B, 5% 5/15/26	365,000	385,509
Series 2018 A, 5% 4/15/37	680,000	739,634
Series 2018 F:
5% 9/15/24	165,000	167,378
5% 9/15/25	165,000	171,232
Series 2021 A:
3% 1/15/39	380,000	344,088
3% 1/15/40	295,000	263,157
Series 2021 D, 5% 7/15/24	335,000	338,647
Series 2022 B, 4% 1/15/36	535,000	574,578
Series 2022 D, 5% 9/15/28	295,000	329,399
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/26	25,000	26,233
5% 7/1/27	20,000	21,387
5% 7/1/28	30,000	32,019
5% 7/1/29	20,000	21,365
Bonds:
Series 2017 B2, 3.2%, tender 7/1/26 (b)	1,640,000	1,657,068
Series 2017 C2, 2.8%, tender 2/3/26 (b)	5,250,000	5,253,448
Series 2016 K, 4% 7/1/46	445,000	412,363
Series 2019 A:
4% 7/1/49	1,000,000	839,417
5% 7/1/26 (e)	350,000	346,890
5% 7/1/26	2,875,000	2,900,771
5% 7/1/27 (e)	205,000	203,326
5% 7/1/49 (e)	420,000	365,660
Series 2019 Q-1, 5% 11/1/26	255,000	271,379
Series 2020 A, 4% 7/1/40	390,000	392,001
Series 2021 G:
4% 3/1/46	305,000	307,482
4% 3/1/51	490,000	486,794
Series 2021 S, 4% 6/1/51	380,000	379,082
Series 2022 M:
4% 7/1/39	585,000	582,479
4% 7/1/52	570,000	542,012
Series 2023 E, 5% 7/15/41	1,750,000	1,889,775
Series K1:
5% 7/1/27	25,000	25,834
5% 7/1/29	65,000	67,755
5% 7/1/30	50,000	52,039
5% 7/1/31	410,000	425,983
5% 7/1/33	80,000	82,840
5% 7/1/34	580,000	599,532
Series K3, 5% 7/1/43	605,000	605,736
Connecticut Hsg. Fin. Auth.:
Series 2021 B1, 3% 11/15/49	355,000	344,185
Series 2023 A, 5.25% 11/15/53	6,635,000	7,097,267
Series C:
5% 5/15/24 (c)	630,000	633,360
5% 11/15/24 (c)	295,000	298,935
5% 11/15/25 (c)	260,000	267,799
Connecticut State Revolving Fund Gen. Rev. Series 2017 A, 5% 5/1/35	190,000	203,709
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (e)	230,000	235,232
5% 4/1/39 (e)	295,000	298,232
New Britain Gen. Oblig. Series 2017 C, 5% 3/1/29 (Assured Guaranty Muni. Corp. Insured)	55,000	58,925
Steelpointe Hbr. Infrastructure Impt. District (Steelpointe Hbr. Proj.) Series 2021, 4% 4/1/51 (e)	655,000	533,743
Univ. of Connecticut Gen. Oblig. Series 2019 A:
5% 11/1/25	260,000	270,514
5% 11/1/36	1,500,000	1,649,420
TOTAL CONNECTICUT		34,144,832
Delaware - 0.0%
Delaware Gen. Oblig.:
Series 2019, 5% 2/1/30	294,000	332,515
Series 2020 A, 5% 1/1/31	294,000	338,834
TOTAL DELAWARE		671,349
District Of Columbia - 0.7%
District of Columbia Gen. Oblig.:
Series 2021 D:
4% 2/1/27	380,000	396,989
5% 2/1/28	380,000	419,477
5% 2/1/29	505,000	570,781
Series 2021 E:
5% 2/1/27	1,285,000	1,384,254
5% 2/1/29	1,070,000	1,209,377
District of Columbia Rev. Series 2018, 5% 10/1/48	2,100,000	2,150,891
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail and Cap. Impt. Projs.):
Series 2019 A:
5% 10/1/31	210,000	229,805
5% 10/1/32	265,000	289,489
Series 2019 B, 3% 10/1/50 (Assured Guaranty Muni. Corp. Insured)	1,290,000	1,013,551
(Dulles Metrorail And Cap. Impt. Projs.) Series 2019 B, 4% 10/1/49	3,010,000	2,840,124
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A:
5% 10/1/28 (c)	335,000	357,065
5% 10/1/30 (c)	415,000	441,865
5% 10/1/31 (c)	75,000	79,789
5% 10/1/32 (c)	115,000	122,297
5% 10/1/33 (c)	55,000	58,385
5% 10/1/35 (c)	125,000	132,050
5% 10/1/42 (c)	255,000	264,181
Series 2019 A, 5% 10/1/25 (c)	180,000	184,979
Series 2020 A:
5% 10/1/26 (c)	650,000	681,496
5% 10/1/27 (c)	225,000	240,495
5% 10/1/28 (c)	115,000	124,983
TOTAL DISTRICT OF COLUMBIA		13,192,323
Florida - 3.2%
Brevard County School Board Ctfs. of Prtn. Series 2015 C, 5% 7/1/28	90,000	92,645
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/25	265,000	265,321
Series 2015 C, 5% 10/1/24 (c)	130,000	131,287
Series 2017:
5% 10/1/25 (c)	15,000	15,392
5% 10/1/26 (c)	50,000	52,289
5% 10/1/27 (c)	50,000	53,261
5% 10/1/29 (c)	135,000	143,787
5% 10/1/30 (c)	35,000	37,075
5% 10/1/32 (c)	175,000	185,469
5% 10/1/33 (c)	65,000	68,624
5% 10/1/34 (c)	65,000	68,440
5% 10/1/35 (c)	75,000	78,718
5% 10/1/36 (c)	100,000	104,566
5% 10/1/37 (c)	115,000	119,708
5% 10/1/42 (c)	655,000	674,902
5% 10/1/47 (c)	305,000	311,872
Series 2019 A:
5% 10/1/29 (c)	1,120,000	1,227,897
5% 10/1/49 (c)	705,000	728,139
Series A:
5% 10/1/28 (c)	150,000	153,356
5% 10/1/30 (c)	175,000	178,912
5% 10/1/31 (c)	150,000	153,316
5% 10/1/32 (c)	140,000	143,069
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	35,000	36,864
Series 2015 A, 5% 7/1/27	50,000	51,551
Series 2015 B, 5% 7/1/24	140,000	141,375
Series 2016, 5% 7/1/32	110,000	114,508
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/30	220,000	232,318
Duval County School Board Ctfs. of Prtn.:
Series 2015 B:
5% 7/1/28	105,000	108,124
5% 7/1/32	620,000	637,346
Series 2016 A, 5% 7/1/33	70,000	73,022
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A:
3% 8/15/50 (Assured Guaranty Muni. Corp. Insured)	710,000	558,177
4% 8/15/45	3,620,000	3,324,884
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. Bonds:
Series 2023 B, 5%, tender 2/1/26 (b)	1,000,000	1,031,439
Series 2023 C, 5%, tender 12/1/25 (b)	625,000	642,179
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	325,000	331,107
Series 2015 C:
5% 10/1/30	165,000	168,688
5% 10/1/40	100,000	101,111
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	110,000	115,329
5% 10/1/31	120,000	125,685
Series 2015 B:
5% 10/1/28	50,000	51,593
5% 10/1/30	90,000	92,682
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016 A, 5% 10/1/46 (c)	50,000	50,670
Series 2016:
5% 10/1/24 (c)	150,000	151,529
5% 10/1/26 (c)	85,000	88,891
5% 10/1/27 (c)	50,000	53,261
Series 2017 A:
5% 10/1/25 (c)	15,000	15,402
5% 10/1/25 (Escrowed to Maturity) (c)	35,000	35,938
5% 10/1/27 (c)	25,000	26,567
5% 10/1/27 (Escrowed to Maturity) (c)	80,000	85,276
5% 10/1/29 (Pre-Refunded to 10/1/27 @ 100) (c)	150,000	160,440
5% 10/1/30 (Pre-Refunded to 10/1/27 @ 100) (c)	165,000	176,484
5% 10/1/31 (c)	435,000	461,195
5% 10/1/34 (c)	305,000	321,139
5% 10/1/37 (c)	315,000	327,896
Series 2019 A, 5% 10/1/54 (c)	2,460,000	2,548,647
Halifax Hosp. Med. Ctr. Rev. Series 2015, 5% 6/1/24	15,000	15,083
Hillsborough County Indl. Dev. (Tampa Gen. Hosp. Proj.) Series 2020 A, 3.5% 8/1/55	580,000	456,102
Hillsborough County Port District Series 2018 B, 5% 6/1/38 (c)	155,000	162,154
Miami-Dade County Aviation Rev.:
Series 2014 A, 5% 10/1/28 (c)	255,000	256,349
Series 2015 A:
5% 10/1/29 (c)	80,000	81,138
5% 10/1/31 (c)	70,000	70,779
5% 10/1/35 (c)	275,000	276,012
5% 10/1/38 (c)	95,000	95,575
Series 2016 A:
5% 10/1/29	75,000	78,511
5% 10/1/31	90,000	94,035
Series 2017 B, 5% 10/1/40 (c)	875,000	902,090
Series 2020 A, 4% 10/1/39	490,000	499,924
Miami-Dade County Cap. Asset Acquisition Series 2009, 0% 10/1/37	3,000,000	1,813,834
Miami-Dade County Expressway Auth.:
Series 2014 B, 5% 7/1/28	50,000	50,427
Series 2016 A:
5% 7/1/32	215,000	223,706
5% 7/1/33	185,000	192,447
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. of Florida Proj.) Series 2007, 4.625%, tender 11/1/24 (b)	7,325,000	7,381,961
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 5/1/29	205,000	209,690
Series 2016 A:
5% 5/1/30	380,000	398,102
5% 5/1/32	505,000	528,127
Miami-Dade County Wtr. & Swr. Rev. Series 2021, 5% 10/1/32	205,000	239,871
Orange County Health Facilities Auth. Series 2016 A, 5% 10/1/44	115,000	117,597
Osceola County Trans. Impt. Rev. Series 2019 A2:
0% 10/1/50	5,175,000	1,203,157
0% 10/1/51	2,600,000	570,851
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/24 (c)	70,000	70,734
5% 10/1/27 (c)	50,000	52,118
5% 10/1/29 (c)	55,000	57,061
5% 10/1/30 (c)	95,000	98,536
5% 10/1/31 (c)	65,000	67,395
5% 10/1/32 (c)	100,000	103,655
5% 10/1/33 (c)	215,000	222,788
5% 10/1/34 (c)	230,000	238,154
5% 10/1/35 (c)	240,000	248,044
Palm Beach County Health Facilities Auth. Hosp. Rev.:
(Jupiter Med. Ctr. Proj.) Series 2022:
5% 11/1/31	200,000	217,693
5% 11/1/33	350,000	383,677
5% 11/1/36	370,000	399,226
5% 11/1/38	400,000	421,852
5% 11/1/40	400,000	419,530
5% 11/1/42	500,000	522,677
Series 2019, 4% 8/15/49	3,740,000	3,575,010
Palm Beach County Health Facilities Auth. Rev.:
Series 2021 C, 4% 5/15/28	1,280,000	1,181,925
Series 2023 C, 7.625% 5/15/58	1,450,000	1,486,317
Palm Beach County School Board Ctfs. of Prtn. Series 2015 D:
5% 8/1/28	240,000	246,883
5% 8/1/29	300,000	308,417
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (b)	430,000	421,155
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/29	255,000	267,769
5% 10/1/32	315,000	329,791
South Miami Health Facilities Auth. Hosp. Rev.:
(Baptist Med. Ctr., FL. Proj.) Series 2017:
4% 8/15/33	125,000	128,485
5% 8/15/26	170,000	178,649
5% 8/15/27	115,000	123,441
5% 8/15/28	75,000	80,769
5% 8/15/30	165,000	175,798
5% 8/15/31	160,000	170,089
5% 8/15/32	115,000	122,098
5% 8/15/34	325,000	344,423
5% 8/15/35	215,000	227,225
5% 8/15/42	335,000	346,138
5% 8/15/47	495,000	508,036
Series 2017, 4% 8/15/47	10,390,000	9,995,751
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/41	55,000	55,539
Series 2015 A, 5% 12/1/40	110,000	110,847
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 B:
4% 7/1/45	1,230,000	1,222,002
5% 7/1/50	1,320,000	1,384,318
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 A:
0% 9/1/35	1,575,000	1,018,320
0% 9/1/37	235,000	136,562
0% 9/1/49	765,000	230,100
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	65,000	68,939
5% 10/15/49	125,000	131,190
Volusia County School Board Ctfs. of Prtn. (Florida Master Lease Prog.) Series 2016 A:
5% 8/1/29 (Build America Mutual Assurance Insured)	50,000	52,009
5% 8/1/32 (Build America Mutual Assurance Insured)	255,000	264,723
TOTAL FLORIDA		61,762,742
Georgia - 3.0%
Atlanta Arpt. Rev.:
Series 2014 C, 5% 1/1/29 (c)	170,000	170,000
Series 2019 B, 5% 7/1/25 (c)	140,000	143,340
Series 2022 B, 5% 7/1/34 (c)	1,005,000	1,148,219
Burke County Indl. Dev. Auth. Poll. Cont. Rev.:
(Georgia Transmission Corp. Proj.) Series 2012, 2.75% 1/1/52 (b)	930,000	660,534
Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994 9, 3.8%, tender 5/21/26 (b)	1,700,000	1,712,887
Series 2013 1st, 2.925%, tender 3/12/24 (b)	1,555,000	1,549,888
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 B, 5%, tender 7/1/29 (b)	500,000	545,123
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	1,470,000	1,541,423
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (b)	265,000	265,290
Fulton County Dev. Auth. Rev. Series 2019, 4% 6/15/49	110,000	107,085
Gainesville & Hall County Hosp. Auth. Rev. Series 2020 A, 3% 2/15/47	2,845,000	2,270,503
Georgia Gen. Oblig. Series 2022 A, 5% 7/1/33	1,025,000	1,238,621
Georgia Muni. Elec. Auth. Pwr. Rev. Series 2021 A:
4% 1/1/35 (Assured Guaranty Muni. Corp. Insured)	325,000	341,111
4% 1/1/37 (Assured Guaranty Muni. Corp. Insured)	190,000	197,902
4% 1/1/39 (Assured Guaranty Muni. Corp. Insured)	295,000	302,148
4% 1/1/39 (Assured Guaranty Muni. Corp. Insured)	180,000	184,362
4% 1/1/40 (Assured Guaranty Muni. Corp. Insured)	210,000	214,290
4% 1/1/41 (Assured Guaranty Muni. Corp. Insured)	150,000	152,178
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured)	155,000	173,108
5% 1/1/33 (Assured Guaranty Muni. Corp. Insured)	295,000	329,038
5% 1/1/33 (Assured Guaranty Muni. Corp. Insured)	175,000	195,192
5% 1/1/34 (Assured Guaranty Muni. Corp. Insured)	260,000	289,793
5% 1/1/34 (Assured Guaranty Muni. Corp. Insured)	180,000	200,626
Georgia Road & Thruway Auth. Rev. Series 2020:
5% 6/1/31	585,000	672,193
5% 6/1/32	880,000	1,005,396
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	115,000	107,717
5% 8/1/39	105,000	105,966
5% 8/1/43	140,000	141,918
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/36	415,000	422,845
4% 7/1/43	435,000	431,675
Main Street Natural Gas, Inc. Bonds:
Series 2021 A, 4%, tender 9/1/27 (b)	16,725,000	16,823,141
Series 2021 C, 4%, tender 12/1/28 (b)	1,390,000	1,399,490
Series 2022 B, 5%, tender 6/1/29 (b)	1,790,000	1,889,273
Series 2022 E, 4%, tender 12/1/29 (b)	5,470,000	5,511,277
Series 2023 A, 5%, tender 6/1/30 (b)	6,860,000	7,274,502
Series 2023 C, 5%, tender 9/1/30 (b)	5,550,000	5,937,427
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.):
Series 2014, 5% 4/1/24 (Escrowed to Maturity)	255,000	256,203
Series 2021:
4% 4/1/37	295,000	305,869
5% 4/1/30	160,000	179,772
5% 4/1/36	165,000	184,874
Series 2020 B:
4% 9/1/37	395,000	418,026
4% 9/1/38	515,000	540,667
5% 9/1/25	365,000	379,396
TOTAL GEORGIA		57,920,288
Hawaii - 0.4%
Hawaii Arpts. Sys. Rev. Series 2018 A:
5% 7/1/29 (c)	65,000	70,141
5% 7/1/30 (c)	75,000	80,514
5% 7/1/31 (c)	75,000	80,374
5% 7/1/32 (c)	75,000	80,334
5% 7/1/33 (c)	75,000	80,296
5% 7/1/48 (c)	4,170,000	4,283,821
Hawaii Gen. Oblig. Series 2020 A, 4% 7/1/36 (c)	60,000	61,755
Honolulu City & County Gen. Oblig. Series 2022 A:
5% 11/1/24	250,000	254,487
5% 11/1/25	110,000	114,608
Honolulu City & County Multi-family housing Rev. Bonds Series 2023, 5%, tender 6/1/26 (b)	3,130,000	3,255,223
TOTAL HAWAII		8,361,553
Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	30,000	29,975
Illinois - 10.7%
Chicago Board of Ed.:
Series 2012 A, 5% 12/1/42	465,000	459,062
Series 2015 C, 5.25% 12/1/39	85,000	84,969
Series 2016 B, 6.5% 12/1/46	100,000	104,645
Series 2017 A, 7% 12/1/46 (e)	140,000	150,806
Series 2017 C:
5% 12/1/24	290,000	291,913
5% 12/1/25	165,000	168,001
5% 12/1/26	100,000	103,191
5% 12/1/30	130,000	133,130
Series 2017 D:
5% 12/1/24	100,000	100,660
5% 12/1/31	150,000	153,537
Series 2018 A:
5% 12/1/25	100,000	101,819
5% 12/1/26	100,000	103,191
5% 12/1/28	240,000	251,578
5% 12/1/30	350,000	361,512
5% 12/1/32	100,000	102,686
5% 12/1/35	100,000	102,088
Series 2018 C, 5% 12/1/46	1,585,000	1,576,370
Series 2019 A:
5% 12/1/28	165,000	172,960
5% 12/1/30	340,000	355,552
5% 12/1/31	190,000	197,578
5% 12/1/33	455,000	472,400
Series 2022 A:
4% 12/1/47	1,500,000	1,300,978
5% 12/1/47	780,000	775,646
Series 2022 B:
4% 12/1/35	585,000	585,112
4% 12/1/36	1,005,000	993,679
Series 2023 A, 6% 12/1/49	12,500,000	13,712,801
Chicago Gen. Oblig.:
Series 2017 A, 6% 1/1/38	295,000	309,704
Series 2019 A, 5% 1/1/40	700,000	726,201
Series 2020 A:
5% 1/1/29	870,000	934,226
5% 1/1/30	1,605,000	1,742,947
Series 2021 A:
5% 1/1/32	1,530,000	1,673,490
5% 1/1/34	260,000	283,842
Series 2023 A:
5.25% 1/1/37	1,950,000	2,152,572
5.25% 1/1/38	2,290,000	2,489,170
5.5% 1/1/40	2,250,000	2,458,251
5.5% 1/1/43	5,725,000	6,082,976
Chicago Midway Arpt. Rev.:
Series 2013 A, 5.5% 1/1/29 (c)	235,000	235,338
Series 2014 A:
5% 1/1/33 (c)	270,000	271,234
5% 1/1/34 (c)	130,000	130,594
Series 2016 A:
4% 1/1/33 (c)	375,000	378,294
5% 1/1/28 (c)	100,000	102,479
Series 2016 B:
4% 1/1/35	80,000	81,060
5% 1/1/36	100,000	102,819
5% 1/1/37	135,000	138,498
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2015 A, 5% 1/1/31 (c)	305,000	307,692
Series 2015 C, 5% 1/1/46 (c)	120,000	120,342
Series 2016 B, 5% 1/1/34	310,000	321,590
Series 2016 C:
5% 1/1/33	140,000	145,272
5% 1/1/34	160,000	165,982
Series 2016 G:
5% 1/1/37 (c)	100,000	103,621
5% 1/1/42 (c)	100,000	102,528
5.25% 1/1/29 (c)	20,000	21,110
5.25% 1/1/31 (c)	20,000	21,100
Series 2017 A, 5% 1/1/31	180,000	191,485
Series 2017 B:
5% 1/1/35	105,000	111,473
5% 1/1/37	430,000	453,933
Series 2017 C:
5% 1/1/30	30,000	31,924
5% 1/1/31	30,000	31,914
5% 1/1/32	30,000	31,901
Series 2017 D:
5% 1/1/28 (c)	150,000	157,698
5% 1/1/29 (c)	125,000	131,600
5% 1/1/32 (c)	135,000	141,570
5% 1/1/34 (c)	205,000	213,946
5% 1/1/35 (c)	150,000	156,310
5% 1/1/36 (c)	190,000	197,521
5% 1/1/37 (c)	100,000	103,621
Series 2018 A:
5% 1/1/37 (c)	1,030,000	1,098,228
5% 1/1/39 (c)	1,005,000	1,056,700
5% 1/1/48 (c)	165,000	170,028
5% 1/1/53 (c)	285,000	292,279
Series 2018 B, 4% 1/1/44	2,005,000	2,022,922
Series 2022 A:
4.5% 1/1/48 (c)	4,700,000	4,751,962
5% 1/1/30 (c)	225,000	247,142
5% 1/1/31 (c)	230,000	255,837
Series 2022 C:
5% 1/1/28 (c)	690,000	736,510
5% 1/1/29 (c)	500,000	541,747
5% 1/1/30 (c)	810,000	889,710
5% 1/1/31 (c)	600,000	667,402
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (c)	135,000	138,877
5% 7/1/48 (c)	1,140,000	1,148,880
Chicago Transit Auth.:
Series 2017, 5% 12/1/46	205,000	210,184
Series 2022 A, 4% 12/1/49	6,000,000	5,825,830
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/25	15,000	15,324
5% 6/1/26	10,000	10,412
Cook County Gen. Oblig.:
Series 2016 A:
5% 11/15/26	290,000	308,687
5% 11/15/27	140,000	148,285
5% 11/15/28	185,000	195,895
5% 11/15/29	230,000	243,545
5% 11/15/30	255,000	270,018
Series 2021 A, 5% 11/15/33	550,000	617,855
Series 2021 B:
4% 11/15/25	215,000	219,548
4% 11/15/26	110,000	114,072
4% 11/15/27	110,000	115,798
4% 11/15/28	55,000	57,663
Cook County Ill High School District # Series 2021 A:
2% 12/15/33	175,000	151,675
2% 12/15/34	180,000	154,191
DuPage & Cook Counties Cmnty. Unit School District #205 Series 2022, 4% 9/15/42	1,000,000	1,011,603
Illinois Fin. Auth.:
Bonds Series 2022 B1, 5%, tender 8/15/25 (b)	2,905,000	2,973,313
Series 2020 A:
3% 5/15/50	2,650,000	1,920,304
3% 5/15/50 (Build America Mutual Assurance Insured)	1,045,000	824,343
3.25% 8/15/49	465,000	367,594
4% 5/15/50	1,760,000	1,631,464
Series 2021 A, 3% 8/15/48	4,100,000	3,235,890
Series 2022 A:
5% 10/1/35	330,000	352,067
5.5% 10/1/39	750,000	801,005
Series 2023 A:
5% 5/15/33	400,000	482,856
5% 5/15/34	450,000	536,118
Illinois Fin. Auth. Health Svcs. Facility Lease Rev. (Provident Group - UIC Surgery Ctr. LLC - Univ. of Illinois Health Svcs. Facility Proj.) Series 2020, 4% 10/1/55	2,785,000	2,442,379
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/29	60,000	63,328
5% 8/1/30	45,000	47,405
5% 8/1/32	60,000	63,050
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/34	50,000	50,841
5% 10/1/29	50,000	52,731
5% 10/1/30	50,000	52,674
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	1,585,000	1,560,235
5% 5/15/43	2,105,000	2,197,969
(Presence Health Proj.) Series 2016 C:
3.625% 2/15/32	60,000	60,093
4% 2/15/33	15,000	15,368
5% 2/15/29	310,000	328,476
5% 2/15/36	70,000	73,067
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/46	50,000	50,531
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	25,000	25,385
Series 2013:
5% 11/15/28	145,000	145,117
5% 11/15/29	70,000	70,060
Series 2015 A, 4% 11/15/39	3,825,000	3,652,581
Series 2015 C:
4.125% 8/15/37	45,000	44,451
5% 8/15/44	1,510,000	1,530,690
Series 2016 A:
5% 2/15/29	260,000	271,057
5% 2/15/30	275,000	286,662
5% 7/1/30 (Pre-Refunded to 7/1/26 @ 100)	35,000	37,003
5% 2/15/31	220,000	229,321
5% 2/15/32	215,000	224,083
5% 7/1/33 (Pre-Refunded to 7/1/26 @ 100)	30,000	31,717
5% 8/15/35 (Pre-Refunded to 8/15/26 @ 100)	25,000	26,345
5% 7/1/36 (Pre-Refunded to 7/1/26 @ 100)	130,000	137,439
5% 8/15/36 (Pre-Refunded to 8/15/26 @ 100)	105,000	110,648
5.25% 8/15/31 (Pre-Refunded to 8/15/26 @ 100)	30,000	31,802
Series 2016 B:
5% 8/15/31	375,000	398,211
5% 8/15/32	305,000	322,777
5% 8/15/34	380,000	400,921
5% 8/15/36	530,000	555,404
Series 2016 C:
3.75% 2/15/34	75,000	75,298
4% 2/15/36	315,000	320,779
4% 2/15/41	1,855,000	1,835,473
5% 2/15/24	5,000	5,011
5% 2/15/31	1,415,000	1,495,980
5% 2/15/32	225,000	237,562
5% 2/15/34	180,000	189,373
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	5,000	5,182
5% 5/15/29	65,000	67,635
5% 12/1/29	85,000	88,460
5% 5/15/30	135,000	140,181
5% 12/1/33	115,000	119,087
5% 12/1/46	1,300,000	1,323,304
Series 2017 A, 5% 8/1/42	45,000	45,773
Series 2017:
5% 1/1/29	170,000	182,092
5% 7/1/34	285,000	304,748
5% 7/1/35	240,000	256,093
Series 2019, 4% 9/1/35	145,000	127,940
Illinois Gen. Oblig.:
Series 2014:
5% 2/1/25	185,000	185,179
5% 2/1/26	140,000	140,144
5% 4/1/28	115,000	115,419
5% 5/1/28	110,000	110,541
5% 2/1/39	865,000	865,427
5.25% 2/1/31	20,000	20,026
Series 2016:
5% 6/1/26	60,000	62,685
5% 2/1/27	340,000	359,894
Series 2017 C, 5% 11/1/29	870,000	931,490
Series 2017 D, 5% 11/1/27	1,050,000	1,128,505
Series 2020 C, 4.125% 10/1/36	3,000,000	3,075,191
Series 2020, 5.5% 5/1/39	6,230,000	6,897,584
Series 2021 A:
4% 3/1/39	1,180,000	1,191,003
5% 3/1/34	1,035,000	1,153,206
5% 3/1/46	2,165,000	2,292,972
Series 2022 A:
5% 3/1/29	645,000	707,512
5% 3/1/31	705,000	793,727
5% 3/1/36	1,820,000	2,032,251
Series 2023 B:
5.25% 5/1/39	3,810,000	4,261,349
5.25% 5/1/41	1,330,000	1,472,591
Series 2023 D:
4% 7/1/37	9,500,000	9,684,963
5% 7/1/29	3,210,000	3,538,104
Series June 2016, 3.5% 6/1/29	1,375,000	1,375,996
Illinois Hsg. Dev. Auth. Series 2021, 3% 4/1/51	795,000	770,487
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev.:
Bonds Series 2023, 4%, tender 6/1/25 (b)	1,665,000	1,674,816
Series 2019, 2.9% 7/1/35	428,528	389,432
Illinois Hsg. Dev. Auth. Rev.:
Series 2019 D, 2.7% 10/1/34	310,000	286,893
Series D, 3.75% 4/1/50	60,000	59,647
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/31	205,000	210,218
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2016 A, 5% 12/1/31	355,000	369,923
Series 2019 A, 5% 1/1/44	140,000	151,506
Series 2021 A, 5% 1/1/43	4,670,000	5,211,862
Series A:
5% 1/1/40	335,000	372,342
5% 1/1/41	880,000	974,599
5% 1/1/45	2,975,000	3,257,061
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/34	355,000	365,128
5% 2/1/35	255,000	261,760
5% 2/1/36	435,000	445,656
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2010 B1:
0% 6/15/43 (Assured Guaranty Muni. Corp. Insured)	3,150,000	1,409,012
0% 6/15/44 (Assured Guaranty Muni. Corp. Insured)	15,000,000	6,345,077
0% 6/15/45 (Assured Guaranty Muni. Corp. Insured)	1,540,000	615,853
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	185,000	65,612
Series 2012 B, 0% 12/15/51	660,000	175,991
Series 1994, 0% 6/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	335,000	289,771
Series 1996 A, 0% 6/15/24	155,000	152,421
Series 2002 A, 0% 6/15/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	260,000	175,801
Series 2002, 0% 12/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,445,000	1,533,259
Series 2017 B:
0% 12/15/56 (Assured Guaranty Muni. Corp. Insured)	5,000,000	1,090,851
5% 12/15/25	50,000	51,677
5% 12/15/26	165,000	173,887
5% 12/15/27	20,000	21,485
5% 12/15/31	35,000	37,280
5% 12/15/34	20,000	21,260
Series 2020 A, 5% 6/15/50	560,000	578,702
Series 2020 B, 5% 6/15/42	675,000	714,150
Series 2022 A:
0% 12/15/36	65,000	40,246
0% 12/15/39	515,000	268,827
0% 12/15/40	430,000	212,290
0% 12/15/41	1,225,000	574,074
4% 6/15/52	5,875,000	5,526,986
Northern Illinois Univ. Revs. Series 2020 B, 5% 4/1/34 (Build America Mutual Assurance Insured)	395,000	425,385
Peoria County Gen. Oblig. Series 2023 A, 4% 1/1/39 (Assured Guaranty Muni. Corp. Insured)	1,145,000	1,163,947
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/27 (Pre-Refunded to 6/1/26 @ 100)	1,275,000	1,343,593
5% 6/1/28 (Pre-Refunded to 6/1/26 @ 100)	140,000	147,532
Sales Tax Securitization Corp.:
Series 2023 C:
5% 1/1/24	2,540,000	2,540,000
5% 1/1/33	2,235,000	2,596,602
Series 2023 D:
5% 1/1/24	1,270,000	1,270,000
5% 1/1/35	1,255,000	1,451,820
Schaumburg Village Gen. Oblig. Series 2023, 4% 12/1/30	1,505,000	1,599,819
Univ. of Illinois Rev.:
Series 2018 A, 5% 4/1/30	210,000	229,048
Series 2023:
5% 10/1/28	475,000	518,210
5% 10/1/29	970,000	1,071,494
5% 10/1/30	1,150,000	1,287,044
5% 10/1/31	1,825,000	2,062,489
5% 10/1/32	1,350,000	1,542,040
5.5% 10/1/39	1,360,000	1,560,597
5.5% 10/1/40	615,000	702,637
5.5% 10/1/41	1,660,000	1,894,780
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (Pre-Refunded to 11/1/26 @ 100)	310,000	285,149
TOTAL ILLINOIS		206,661,034
Indiana - 0.5%
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (b)	90,000	82,554
Series 2020 B, 0.95%, tender 4/1/26 (b)(c)	140,000	129,305
Indiana Fin. Auth. Health Sys. Rev.:
Bonds Series 2023 B1, 5%, tender 7/1/28 (b)	2,010,000	2,178,534
Series 2016 A, 4% 11/1/51	3,100,000	2,794,946
Indiana Fin. Auth. Rev.:
Series 2015 A, 5.25% 2/1/32	355,000	366,149
Series 2016:
5% 9/1/26	65,000	68,476
5% 9/1/27	30,000	31,736
5% 9/1/28	155,000	164,176
5% 9/1/29	75,000	79,387
5% 9/1/30	70,000	74,059
Indiana Fin. Auth. Wastewtr. Util. Rev. Series 2021 2, 5% 10/1/41	515,000	575,855
Indiana Hsg. & Cmnty. Dev. Auth.:
(Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (e)	180,000	148,312
Series 2021 B, 3% 7/1/50	130,000	126,610
Indianapolis Local Pub. Impt.:
(Courthouse and Jail Proj.) Series 2019 A, 5% 2/1/49	340,000	357,900
Series 2016:
4% 1/1/32 (c)	50,000	50,675
4% 1/1/33 (c)	50,000	50,545
4% 1/1/34 (c)	65,000	65,378
4% 1/1/35 (c)	140,000	140,172
5% 1/1/26 (c)	55,000	56,701
Purdue Univ. Rev. Series 2018 DD:
5% 7/1/34	60,000	65,963
5% 7/1/35	120,000	131,764
5% 7/1/36	130,000	142,100
5% 7/1/37	120,000	130,468
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019, 5% 4/1/43	495,000	518,189
Series 2020, 4% 4/1/37	245,000	247,991
TOTAL INDIANA		8,777,945
Iowa - 0.4%
Iowa Fin. Auth. Rev.:
Series 2019 A1, 4% 5/15/55	1,205,000	725,598
Series A:
5% 5/15/43	70,000	56,347
5% 5/15/48	710,000	541,647
Iowa Fin. Auth. Single Family Mtg. (Mtg.-Backed Securities Prog.) Series 2023 A, 5.25% 7/1/53	4,590,000	4,843,774
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B, 5% 12/1/29 (c)	310,000	334,742
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 A2:
4% 6/1/34	295,000	306,237
4% 6/1/36	295,000	302,726
4% 6/1/39	295,000	295,120
5% 6/1/32	265,000	293,230
Series 2021 B1, 4% 6/1/49	355,000	356,899
TOTAL IOWA		8,056,320
Kentucky - 2.5%
Ashland Med. Ctr. Rev. Series 2019, 3% 2/1/40 (Assured Guaranty Muni. Corp. Insured)	655,000	549,557
Boyle County Edl. Facilities Rev. Series 2023 A, 5% 6/1/39	6,010,000	6,601,326
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/28	80,000	83,313
5% 1/1/31	75,000	77,861
5% 1/1/32	75,000	77,838
Kentucky Econ. Dev. Fin. Auth. Series 2019 A2, 5% 8/1/49	930,000	956,661
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2017 A, 5.25% 6/1/41	1,750,000	1,776,223
Kentucky State Property & Buildings Commission Rev. (Proj. No. 119) Series 2018:
5% 5/1/26	50,000	52,571
5% 5/1/29	275,000	300,732
5% 5/1/32	70,000	76,531
5% 5/1/33	55,000	60,091
5% 5/1/34	65,000	70,802
5% 5/1/35	40,000	43,262
5% 5/1/36	30,000	32,367
Kentucky, Inc. Pub. Energy:
Bonds:
Series 2024 A1, 5.25%, tender 2/1/32 (b)	5,465,000	5,956,079
Series A, 4%, tender 6/1/26 (b)	2,760,000	2,745,114
Series 2024 A1:
5% 8/1/29	2,405,000	2,522,670
5% 8/1/30	2,400,000	2,528,972
5% 8/1/31	2,605,000	2,753,874
Series A, 4% 6/1/24	145,000	145,140
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (b)	130,000	135,811
Series 2020 D, 5%, tender 10/1/29 (b)	155,000	168,658
Series 2023 B, 5%, tender 10/1/29 (b)	8,260,000	8,981,665
Series 2020 A:
3% 10/1/43	1,950,000	1,528,367
5% 10/1/37	360,000	383,047
Trimble County Envirl Facilities Re Bonds Series 2023, 4.7%, tender 6/1/27 (b)(c)	9,375,000	9,519,260
TOTAL KENTUCKY		48,127,792
Louisiana - 0.5%
Louisiana Hsg. Corp. Single Fami (Home Ownership Prog.) Series 2023 C, 5.75% 12/1/53	520,000	571,904
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	145,000	147,853
Louisiana Pub. Facilities Auth. Rev.:
(Ochsner Clinic Foundation Proj.) Series 2020 A, 4% 5/15/49	6,440,000	6,145,836
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/28	100,000	106,130
5% 12/15/29	70,000	74,184
5% 12/15/30	140,000	148,239
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/29 (c)	265,000	267,123
5% 1/1/31 (c)	125,000	125,824
Series 2017 B:
5% 1/1/27 (c)	20,000	20,940
5% 1/1/28 (c)	10,000	10,452
5% 1/1/32 (c)	20,000	20,886
5% 1/1/33 (c)	35,000	36,541
5% 1/1/34 (c)	10,000	10,436
5% 1/1/35 (c)	20,000	20,841
5% 1/1/37 (c)	295,000	305,680
Series 2017 D2:
5% 1/1/27 (c)	25,000	26,174
5% 1/1/28 (c)	35,000	36,582
5% 1/1/31 (c)	30,000	31,369
5% 1/1/33 (c)	50,000	52,202
5% 1/1/34 (c)	60,000	62,618
5% 1/1/36 (c)	45,000	46,781
5% 1/1/37 (c)	80,000	82,896
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 4.05%, tender 7/1/26 (b)	1,470,000	1,453,529
TOTAL LOUISIANA		9,805,020
Maine - 0.3%
Brunswick Series 2020, 2.25% 11/1/35	380,000	331,597
City of South Portland Series 2022 C, 2.5% 7/15/32	1,355,000	1,287,775
Lewiston 52850C Series 2021:
1.5% 2/15/34	1,435,000	1,149,313
1.75% 2/15/40	1,270,000	878,900
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2016 A:
4% 7/1/41	120,000	110,506
4% 7/1/46	165,000	142,847
5% 7/1/41	525,000	526,005
5% 7/1/46	1,400,000	1,313,211
Series 2017 B:
4% 7/1/25	20,000	20,232
4% 7/1/31	35,000	35,857
4% 7/1/32	25,000	25,577
4% 7/1/34	50,000	51,071
5% 7/1/26	15,000	15,710
5% 7/1/28	25,000	26,682
5% 7/1/29	20,000	21,282
5% 7/1/33	50,000	53,146
5% 7/1/35	40,000	42,327
Maine Hsg. Auth. Mtg. Series 2022 E, 5% 11/15/52	370,000	384,223
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/32	55,000	56,592
5% 7/1/36	130,000	133,149
5% 7/1/38	35,000	35,684
TOTAL MAINE		6,641,686
Maryland - 1.4%
Anne Arundel County Gen. Oblig. Series 2021:
3% 10/1/37	1,710,000	1,654,622
5% 4/1/28	1,240,000	1,375,850
Baltimore Proj. Rev. (Wtr. Projs.) Series 2020 A:
4% 7/1/45	585,000	591,716
5% 7/1/50	645,000	693,156
City of Westminster Series 2016:
5% 11/1/27	130,000	135,834
5% 11/1/28	140,000	146,419
5% 11/1/29	145,000	151,705
5% 11/1/30	155,000	161,910
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	145,000	137,096
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	485,000	484,203
Series 2019 C, 3.5% 3/1/50	1,075,000	1,061,393
Series 2023 E, 6.25% 3/1/54	410,000	452,767
Maryland Dept. of Trans. Series 2021 B:
4% 8/1/51 (c)	530,000	501,535
5% 8/1/46 (c)	1,175,000	1,236,762
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/30	65,000	69,202
5% 6/1/35	100,000	105,813
Maryland Gen. Oblig. Series 2022 2C, 4% 3/1/29	1,260,000	1,367,513
Maryland Health & Higher Edl.:
Bonds Series 2020, 5%, tender 7/1/25 (b)	1,540,000	1,566,357
Series 2021 A:
3% 7/1/46	3,970,000	3,092,004
3% 7/1/51	1,385,000	1,010,649
4% 6/1/55	200,000	170,879
5% 6/1/29	55,000	59,003
5% 6/1/33	130,000	141,166
Series 2023, 5% 7/1/26	600,000	627,084
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2016 A:
4% 7/1/42	85,000	80,890
5% 7/1/35	35,000	36,167
Maryland Stadium Auth. Series 2022 A:
5% 6/1/47	1,935,000	2,111,006
5% 6/1/52	455,000	492,091
Maryland Stadium Auth. Built to Learn Rev. Series 2021, 4% 6/1/46	260,000	261,437
Maryland Stadium Auth. Rev. Series 2018 A, 5% 5/1/33	1,000,000	1,087,159
Maryland Trans. Auth. Passenger Facility Charge Rev. Series 2012 B:
2.5% 6/1/26 (c)	1,940,000	1,877,838
2.625% 6/1/27 (c)	1,590,000	1,534,654
Prince Georges County Ctfs. of Prtn. Series 2021:
5% 10/1/27	720,000	783,424
5% 10/1/28	1,055,000	1,173,209
TOTAL MARYLAND		26,432,513
Massachusetts - 2.9%
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Series 2016 A, 0% 7/1/32	2,230,000	1,627,135
Series 2021 A1, 5% 7/1/34	1,100,000	1,293,415
Massachusetts Clean Wtr. Trust Series 2023 25B:
5% 2/1/38	1,200,000	1,412,353
5% 2/1/39	1,210,000	1,413,849
5% 2/1/41	1,000,000	1,157,246
5% 2/1/43	1,000,000	1,147,656
Massachusetts Commonwealth Trans. Fund Rev.:
(Rail Enhacement Prog.) Series 2022 A, 5% 6/1/50	12,350,000	13,443,490
(Rail Enhancement Prog.) Series 2021 B, 5% 6/1/37	1,500,000	1,632,842
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	85,000	86,217
(Newbridge On The Charles Proj.) Series 2017, 5% 10/1/57 (e)	1,750,000	1,562,411
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/30	195,000	211,879
5% 7/1/34	215,000	233,008
Series 2017, 4% 7/1/41	505,000	507,909
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	50,000	46,856
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/27	50,000	51,707
5% 10/1/28	55,000	56,918
5% 10/1/29	55,000	56,887
5% 10/1/31	60,000	61,925
5% 10/1/32	65,000	67,015
Series 2016:
5% 10/1/29	50,000	52,556
5% 10/1/30	75,000	78,769
5% 7/1/31	85,000	88,386
5% 10/1/31	80,000	83,903
5% 10/1/43	440,000	443,788
Series 2019 A, 5% 7/1/26	795,000	812,267
Series 2019, 5% 9/1/59	550,000	580,886
Series 2020 A:
4% 7/1/45	930,000	821,259
5% 10/15/29	1,470,000	1,698,146
Series 2021 V, 5% 7/1/55	1,595,000	1,943,302
Series 2022, 5% 10/1/38	2,500,000	2,889,131
Series J2, 5% 7/1/53	2,055,000	2,103,517
Series M:
4% 10/1/50	930,000	787,966
5% 10/1/45	700,000	706,374
Massachusetts Edl. Fing. Auth. Rev.:
Series 2016, 5% 7/1/24 (c)	410,000	412,901
Series 2019 B, 5% 7/1/27 (c)	200,000	208,791
Massachusetts Gen. Oblig.:
Series 2019 A, 5% 1/1/49	295,000	313,353
Series 2019 C, 5% 5/1/49	460,000	490,329
Series D, 5% 7/1/45	1,110,000	1,210,766
Series E, 5% 11/1/45	5,645,000	6,180,572
Massachusetts Hsg. Fin. Auth. Series 2021 223, 3% 6/1/47	730,000	710,840
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	105,000	110,667
5% 7/1/34	55,000	57,936
5% 7/1/38	80,000	83,386
Series 2016 B, 5% 7/1/43 (c)	435,000	443,269
Series 2019 A, 5% 7/1/40 (c)	145,000	154,088
Series 2021 E:
5% 7/1/37 (c)	1,205,000	1,330,756
5% 7/1/41 (c)	2,040,000	2,200,092
5% 7/1/46 (c)	390,000	412,376
5% 7/1/51 (c)	2,645,000	2,771,949
Massachusetts Port Auth. Spl. Facilities Rev. (Bosfuel Proj.) Series 2019 A, 5% 7/1/49 (c)	435,000	448,753
TOTAL MASSACHUSETTS		56,701,792
Michigan - 1.0%
Detroit Gen. Oblig. Series 2021 A, 5% 4/1/46	160,000	164,361
Grand Traverse County Hosp. Fin. Auth. Series 2021, 3% 7/1/51	605,000	427,357
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	125,000	131,899
5% 7/1/48	535,000	557,756
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	120,000	125,089
Lansing Board of Wtr. & Lt. Util. Rev. Bonds Series 2021 B, 2%, tender 7/1/26 (b)	3,560,000	3,378,317
Michigan Bldg. Auth. Rev. Series 2015 I:
5% 4/15/30	240,000	249,696
5% 4/15/30 (Pre-Refunded to 10/15/25 @ 100)	10,000	10,379
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	155,000	165,507
Series 2015 MI, 5% 12/1/24	225,000	229,085
Series 2019 A, 3% 12/1/49	815,000	641,289
Series 2020 A, 4% 6/1/49	1,725,000	1,592,682
Series 2021:
4% 9/1/39	175,000	175,040
4% 9/1/40	175,000	173,419
4% 9/1/41	145,000	142,805
Michigan Hosp. Fin. Auth. Rev. Series 2008 C:
5% 12/1/32	70,000	75,484
5% 12/1/32 (Pre-Refunded to 12/1/27 @ 100)	5,000	5,472
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series 2019 A1, 3.6% 10/1/60	4,335,000	3,633,279
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series A, 3.5% 12/1/50	1,335,000	1,317,745
Michigan State Hsg. Dev. Auth. Series 2021 A, 2.45% 10/1/46	1,280,000	902,244
Oakland Univ. Rev. Series 2019:
5% 3/1/40	300,000	317,726
5% 3/1/41	315,000	332,728
5% 3/1/44	615,000	645,485
5% 3/1/50	1,000,000	1,039,532
Portage Pub. Schools Series 2016:
5% 11/1/30	145,000	151,863
5% 11/1/31	130,000	135,824
5% 11/1/36	15,000	15,583
Univ. of Michigan Rev. Series 2020 A, 4% 4/1/45	440,000	443,519
Wayne County Arpt. Auth. Rev.:
Series 2015 G, 5% 12/1/28 (c)	275,000	280,750
Series 2017 A:
4% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	75,000	77,600
4% 12/1/34 (Assured Guaranty Muni. Corp. Insured)	60,000	62,008
4% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	60,000	61,825
4% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	65,000	66,748
5% 12/1/31	20,000	21,558
5% 12/1/32	20,000	21,550
5% 12/1/34	35,000	37,652
5% 12/1/35	30,000	32,179
5% 12/1/37	20,000	21,209
Series 2017 B:
5% 12/1/29 (c)	30,000	31,683
5% 12/1/30 (c)	35,000	36,819
5% 12/1/31 (c)	40,000	41,981
5% 12/1/32 (c)	25,000	26,519
5% 12/1/32 (c)	30,000	31,475
5% 12/1/34 (c)	30,000	31,648
5% 12/1/35 (c)	30,000	31,534
5% 12/1/37 (c)	45,000	46,881
5% 12/1/42 (c)	50,000	51,620
Series 2018 B, 5% 12/1/48 (c)	295,000	303,713
Series 2018 D, 5% 12/1/29 (c)	235,000	253,486
TOTAL MICHIGAN		18,751,603
Minnesota - 0.9%
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/29	140,000	143,440
Series 2017, 5% 5/1/25	40,000	40,701
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	40,000	43,049
5% 10/1/45	85,000	86,650
Minnesota Hsg. Fin. Agcy.:
Series 2022 M, 6% 1/1/53	7,160,000	7,720,642
Series 2023 E, 6.25% 7/1/54	370,000	409,634
Series 2023 F, 5.75% 7/1/53	320,000	345,534
Minnesota Office of Higher Ed. Series 2023:
5% 11/1/27 (c)	1,125,000	1,198,099
5% 11/1/28 (c)	1,400,000	1,507,492
5% 11/1/29 (c)	2,000,000	2,170,782
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	30,000	30,210
Sauk Rapids Minn Independent School District # 47 Series 2020 A:
2.5% 2/1/37	2,785,000	2,445,578
2.5% 2/1/38	1,000,000	849,941
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(e)	370,000	358,974
TOTAL MINNESOTA		17,350,726
Mississippi - 0.2%
Mississippi Bus. finance Corp. Exempt Facilities Rev. Bonds (Enviva, Inc. Proj.) Series 2022, 7.75%, tender 7/15/32 (b)(c)	5,100,000	3,195,243
Mississippi Home Corp. Series 2021 B:
3% 6/1/51	350,000	341,569
5% 6/1/27	210,000	224,747
TOTAL MISSISSIPPI		3,761,559
Missouri - 0.3%
Cape Girardeau County Indl. Dev. Auth.:
(Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/30	35,000	36,980
5% 3/1/31	80,000	84,497
5% 3/1/36	155,000	162,636
Series 2021, 4% 3/1/46	650,000	631,073
Kansas City Indl. Dev. Auth. (Kansas City Int'l. Arpt. Term. Modernization Proj.) Series 2019 B, 5% 3/1/38 (c)	145,000	151,209
Missouri Health & Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	50,000	50,125
3.25% 2/1/28	50,000	50,220
5% 2/1/29	65,000	66,731
5% 2/1/31	130,000	133,329
5% 2/1/33	145,000	148,455
5% 2/1/36	135,000	138,151
Missouri Hsg. Dev. Commission Single Family Mtg. Rev.:
(First Place Homeownership Ln. Prog.):
Series 2021 C, 3.25% 11/1/52	415,000	405,186
Series 2023 E, 6.5% 5/1/54	940,000	1,073,981
Series 2019, 4% 5/1/50	30,000	30,000
Series 2021 A, 3% 5/1/52	670,000	649,792
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A:
5.125% 9/1/48	75,000	66,602
5.25% 9/1/53	1,335,000	1,180,557
TOTAL MISSOURI		5,059,524
Montana - 0.2%
Montana Board Hsg. Single Family:
Series 2017 B, 4% 12/1/48 (c)	15,000	14,969
Series 2019 B, 4% 6/1/50	20,000	20,035
Series 2022 C, 6% 6/1/53	2,150,000	2,320,040
Montana Facility Fin. Auth. Series 2021 A, 3% 6/1/50	2,510,000	1,818,049
TOTAL MONTANA		4,173,093
Nebraska - 0.8%
Central Plains Energy Proj. Rev. Bonds:
(Proj. No. 4) Series 2023 A1, 5%, tender 11/1/29 (b)	5,025,000	5,326,823
Series 2019, 4%, tender 8/1/25 (b)	6,790,000	6,827,317
Douglas County Neb Edl. Facilities Rev.:
(Creighton Univ. Proj.) Series 2017:
4% 7/1/34	50,000	51,570
5% 7/1/36	35,000	36,934
(Creighton Univ. Projs.) Series 2021 A, 3% 7/1/51	440,000	317,143
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (c)	85,000	84,522
Series 2019 E, 3.75% 9/1/49 (c)	95,000	94,088
Series 2020 A, 3.5% 9/1/50	1,475,000	1,457,877
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/37	125,000	128,598
5% 1/1/40	55,000	56,327
Omaha Arpt. Auth. Arpt. Rev. Series 2017 A:
5% 12/15/25 (c)	15,000	15,463
5% 12/15/25 (Escrowed to Maturity) (c)	5,000	5,196
5% 12/15/26 (c)	40,000	42,120
5% 12/15/26 (Escrowed to Maturity) (c)	35,000	37,224
5% 12/15/27 (c)	30,000	31,420
5% 12/15/27 (Pre-Refunded to 12/15/26 @ 100) (c)	20,000	21,271
5% 12/15/30 (c)	40,000	41,537
5% 12/15/30 (Pre-Refunded to 12/15/26 @ 100) (c)	35,000	37,224
5% 12/15/31 (c)	20,000	20,760
5% 12/15/31 (Pre-Refunded to 12/15/26 @ 100) (c)	20,000	21,271
5% 12/15/33 (c)	20,000	20,718
5% 12/15/33 (Pre-Refunded to 12/15/26 @ 100) (c)	20,000	21,271
5% 12/15/35 (c)	55,000	56,793
5% 12/15/35 (Pre-Refunded to 12/15/26 @ 100) (c)	45,000	47,860
5% 12/15/36 (c)	15,000	15,440
5% 12/15/36 (Pre-Refunded to 12/15/26 @ 100) (c)	10,000	10,635
TOTAL NEBRASKA		14,827,402
Nevada - 0.2%
Clark County Arpt. Rev.:
Series 2014 A2, 5% 7/1/30	140,000	141,213
Series 2019 A, 5% 7/1/26	570,000	603,326
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 B, 4% 10/1/49	55,000	55,056
Series 2021 B, 3% 10/1/51	2,350,000	2,271,129
TOTAL NEVADA		3,070,724
New Hampshire - 0.8%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B:
3% 8/15/51 (Assured Guaranty Muni. Corp. Insured)	780,000	592,138
5% 8/15/26	190,000	198,058
Nat'l. Fin. Auth. Rev. (Presbyterian Sr. Living Proj.) Series 2023 A, 5.25% 7/1/48	520,000	532,158
Nat'l. Finnance Auth.:
Series 2020 1, 4.125% 1/20/34	417,023	412,282
Series 2023 2A, 3.875% 1/20/38	3,568,720	3,455,073
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/28	60,000	64,317
5% 8/1/29	55,000	58,940
5% 8/1/30	50,000	53,438
(Partners Healthcare Sys., Inc. Proj.) Series 2017:
5% 7/1/30	130,000	141,253
5% 7/1/32	195,000	211,450
5% 7/1/33	175,000	189,650
5% 7/1/34	270,000	292,615
5% 7/1/35	285,000	308,363
5% 7/1/36	300,000	323,278
5% 7/1/37	260,000	278,777
Series 2017, 5% 7/1/44	665,000	649,847
Series 2023 B, 5% 11/1/43 (c)	1,205,000	1,314,899
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/32	140,000	140,017
5% 7/1/24	50,000	50,048
5% 7/1/25	60,000	60,063
5% 7/1/27	25,000	25,010
Series 2016:
4% 10/1/38	120,000	117,692
5% 10/1/24	105,000	106,163
5% 10/1/25	105,000	108,174
5% 10/1/29	340,000	352,471
5% 10/1/31	265,000	273,134
5% 10/1/33	205,000	210,628
5% 10/1/38	375,000	384,382
New Hampshire Nat'l. Fin. Auth. Series 2022 2, 4% 10/20/36	2,392,139	2,348,693
New Hampshire St Hsg. Fin. Series 2023 4:
3.625% 4/1/26	415,000	416,330
3.7% 1/1/27	1,335,000	1,341,059
TOTAL NEW HAMPSHIRE		15,010,400
New Jersey - 7.2%
Atlantic County Impt. Auth. (Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (Assured Guaranty Muni. Corp. Insured)	55,000	58,081
5% 7/1/30 (Assured Guaranty Muni. Corp. Insured)	130,000	136,782
5% 7/1/32 (Assured Guaranty Muni. Corp. Insured)	65,000	68,038
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	65,000	68,075
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (e)	100,000	69,969
Series 2015, 5.25% 6/15/27	400,000	412,280
Series 2020 A, 4% 11/1/44	1,015,000	1,015,111
Series 2023 RRR, 5% 3/1/25	3,750,000	3,839,268
Series A:
5% 11/1/31	665,000	745,987
5% 11/1/36	745,000	818,047
Series QQQ:
4% 6/15/46	850,000	841,196
4% 6/15/50	4,215,000	4,073,534
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (e)	100,000	65,905
Series 2014 RR, 5% 6/15/32 (Pre-Refunded to 6/15/24 @ 100)	70,000	70,526
Series 2014 UU, 5% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	90,000	90,797
Series LLL, 5% 6/15/44	335,000	355,942
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev. Bonds (New Jersey- American Wtr. Co., INC. Proj.) Series 2020 B, 3.75%, tender 6/1/28 (b)(c)	6,160,000	6,221,841
New Jersey Edl. Facility Series 2016 A:
5% 7/1/31	105,000	109,016
5% 7/1/32	120,000	124,525
New Jersey Gen. Oblig.:
Series 2020 A, 5% 6/1/29	325,000	366,739
Series 2021, 2% 6/1/36	525,000	431,255
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/27	40,000	42,246
5% 7/1/28	20,000	21,115
5% 7/1/28 (Pre-Refunded to 7/1/26 @ 100)	2,730,000	2,872,698
5% 7/1/29 (Pre-Refunded to 7/1/26 @ 100)	35,000	36,959
5% 7/1/30	50,000	52,757
Series 2016:
4% 7/1/48	1,610,000	1,478,883
5% 7/1/41	185,000	187,171
Series 2021, 3% 7/1/39	590,000	505,725
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2016 1A, 5% 12/1/25 (c)	1,000,000	1,028,046
Series 2017 1A:
5% 12/1/24 (c)	2,600,000	2,631,259
5% 12/1/25 (c)	2,500,000	2,570,115
5% 12/1/26 (c)	1,970,000	2,050,366
Series 2018 B:
5% 12/1/25 (c)	215,000	221,030
5% 12/1/26 (c)	305,000	317,443
5% 12/1/27 (c)	750,000	792,010
5% 12/1/28 (c)	1,000,000	1,063,392
Series 2019 A, 5% 12/1/25	95,000	98,665
Series 2020:
5% 12/1/24 (c)	425,000	430,110
5% 12/1/24 (c)	205,000	207,465
5% 12/1/27 (c)	165,000	174,242
5% 12/1/28 (c)	295,000	315,861
Series 2022 A:
5% 12/1/25 (c)	550,000	565,425
5% 12/1/26 (c)	205,000	213,363
Series 2022 B, 5% 12/1/26 (c)	2,100,000	2,185,670
Series 2023 A, 5% 12/1/31 (c)	2,375,000	2,615,959
Series 2023 B, 5% 12/1/31 (c)	7,590,000	8,360,054
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev. Series 2023 C:
5% 5/1/26 (c)	1,675,000	1,713,864
5% 5/1/27 (c)	1,765,000	1,820,392
5% 11/1/27 (c)	1,795,000	1,860,456
5% 5/1/28 (c)	1,835,000	1,908,465
New Jersey Tobacco Settlement Fing. Corp.:
Series 2018 A, 5.25% 6/1/46	3,225,000	3,324,566
Series 2018 B, 5% 6/1/46	6,170,000	6,262,618
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2015 E, 5% 1/1/34	235,000	239,377
Series 2022 B, 5% 1/1/46	7,000,000	7,804,683
Series D, 5% 1/1/28	245,000	258,422
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	1,460,000	1,558,480
Series 2006 C:
0% 12/15/25	2,500,000	2,339,084
0% 12/15/30 (FGIC Insured)	2,420,000	1,944,240
0% 12/15/33 (Assured Guaranty Muni. Corp. Insured)	1,650,000	1,208,669
0% 12/15/36 (AMBAC Insured)	3,000,000	1,912,674
Series 2010 A:
0% 12/15/27	690,000	609,092
0% 12/15/36	5,000,000	3,155,504
Series 2014 BB2, 5% 6/15/33	1,280,000	1,477,072
Series 2016 A:
5% 6/15/27	135,000	141,761
5% 6/15/29	115,000	120,902
Series 2018 A, 5% 12/15/34	195,000	213,484
Series 2019 BB, 4% 6/15/50	3,540,000	3,432,183
Series 2021 A:
4% 6/15/34	170,000	179,722
5% 6/15/32	360,000	415,287
Series 2022 A:
4% 6/15/40	220,000	223,981
4% 6/15/41	945,000	958,056
Series 2022 AA:
5% 6/15/29	295,000	331,287
5% 6/15/30	1,625,000	1,856,458
5% 6/15/33	380,000	445,819
Series 2022 BB:
4% 6/15/46	1,750,000	1,734,419
4% 6/15/50	1,205,000	1,168,300
Series 2023 BB, 5.25% 6/15/50	25,000,000	27,746,963
Series AA:
4% 6/15/36	280,000	291,737
4% 6/15/45	2,510,000	2,503,680
4% 6/15/50	3,210,000	3,112,234
5% 6/15/38	315,000	350,727
Series BB, 5% 6/15/33	1,265,000	1,392,533
South Jersey Trans. Auth. Trans. Sys. Rev. Series 2022 A, 5% 11/1/39	750,000	818,237
TOTAL NEW JERSEY		137,856,371
New Mexico - 1.2%
New Mexico Edl. Assistance Foundation Series 2021 1A:
5% 9/1/24 (c)	295,000	297,842
5% 9/1/26 (c)	945,000	985,906
5% 9/1/27 (c)	445,000	471,254
5% 9/1/29 (c)	175,000	190,221
New Mexico Mtg. Fin. Auth.:
Series 2019 D, 3.75% 1/1/50	80,000	79,530
Series 2021 C, 3% 1/1/52	2,075,000	2,010,696
Series 2021 D, 3% 7/1/52	9,890,000	9,575,132
Series 2023 C, I 5.75% 3/1/54	1,055,000	1,149,170
Series 2023, 6.5% 9/1/54	7,500,000	8,423,486
Santa Fe Retirement Fac. Series 2019 A:
5% 5/15/34	20,000	19,171
5% 5/15/39	15,000	13,605
5% 5/15/44	15,000	13,121
5% 5/15/49	30,000	24,992
TOTAL NEW MEXICO		23,254,126
New York - 7.3%
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
4% 7/1/33	65,000	67,181
4% 7/1/34	65,000	67,151
Series 2017:
5% 12/1/24 (e)	100,000	100,346
5% 12/1/25 (e)	100,000	100,341
Long Island Pwr. Auth. Elec. Sys. Rev. Bonds Series 2021 B, 1.5%, tender 9/1/26 (b)	630,000	595,230
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	1,300,000	1,299,949
New York City Edl. Construction Fund Series 2021 B, 5% 4/1/46	760,000	818,091
New York City Gen. Oblig.:
Bonds Series 2015 F4, 5%, tender 12/1/25 (g)	500,000	513,782
Series 2016 E, 5% 8/1/28	220,000	233,007
Series 2023 C, 5% 8/1/25	3,000,000	3,109,418
Series 2023 D, 5% 8/1/25	2,000,000	2,072,945
Series A, 5% 8/1/26	295,000	313,138
New York City Hsg. Dev. Corp. Multifamily Hsg.:
Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (b)	355,000	336,692
Series 2021 K2, 0.9%, tender 1/1/26 (b)	2,435,000	2,268,732
Series 2021, 0.6%, tender 7/1/25 (b)	490,000	464,028
Series 2022 F 2B, 3.4%, tender 12/22/26 (b)	4,100,000	4,088,432
Series 2023 A2:
3.7%, tender 12/30/27 (b)	2,045,000	2,060,373
3.73%, tender 12/29/28 (b)	2,280,000	2,290,462
Series 2023 D, 4.3%, tender 11/1/28 (b)	1,635,000	1,677,294
Series 2019 J, 3.05% 11/1/49	650,000	524,690
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2022 EE, 5% 6/15/45	3,785,000	4,229,771
Series GG 1, 5% 6/15/48	5,265,000	5,671,625
New York City Transitional Fin. Auth. Series 2024:
5% 11/1/30 (h)	7,000,000	8,171,762
5% 11/1/32 (h)	10,005,000	12,100,007
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series 2015 S2, 5% 7/15/35	90,000	92,148
New York City Transitional Fin. Auth. Rev.:
Series 2018 A2, 5% 8/1/39	585,000	619,551
Series 2018 B, 5% 8/1/45	1,860,000	1,954,361
New York City Trust Cultural Resources Rev. Series 2021, 5% 7/1/31	1,000,000	1,173,419
New York Dorm. Auth. Rev.:
Series 2022 A:
5% 7/15/37	120,000	128,193
5% 7/15/42	340,000	352,313
5% 7/15/50	880,000	891,800
Series 2022:
4% 7/1/36	445,000	466,208
4% 7/1/38	140,000	144,719
4% 7/1/40	235,000	240,147
5% 7/1/34	295,000	339,340
5% 7/1/35	295,000	337,617
5% 7/1/37	485,000	546,541
5% 7/1/39	145,000	161,252
5% 7/1/41	260,000	286,812
5% 7/1/57	3,730,000	3,739,109
New York Metropolitan Trans. Auth. Rev.:
Series 2014 B, 5% 11/15/44	505,000	505,691
Series 2015 A1:
5% 11/15/29	145,000	147,912
5% 11/15/45	375,000	377,986
Series 2017 C1, 5% 11/15/30	990,000	1,073,428
Series 2017 D, 5% 11/15/30	2,120,000	2,298,653
Series 2020 D, 4% 11/15/46	3,440,000	3,329,868
New York State Dorm. Auth.:
Series 2018 A, 5.25% 3/15/38	585,000	639,843
Series 2019 D, 3% 2/15/49	4,140,000	3,322,202
Series 2021 A, 4% 3/15/39	9,000,000	9,349,209
Series 2021 E, 3% 3/15/50	675,000	538,066
Series 2022 A, 5% 3/15/41	295,000	332,171
New York State Hsg. Fin. Agcy. Rev.:
Bonds:
Series 2021 J2:
1%, tender 11/1/26 (b)	355,000	326,993
1.1%, tender 5/1/27 (b)	1,310,000	1,195,565
Series 2023 C2, 3.8%, tender 5/1/29 (b)	6,565,000	6,588,731
Series 2023 E2, 3.8%, tender 5/1/27 (b)	1,335,000	1,340,268
Series J, 0.75% 5/1/25	370,000	351,537
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (c)	45,000	44,275
New York State Urban Dev. Corp.:
Series 2020 A, 3% 3/15/50	7,910,000	6,257,501
Series 2020 E:
3% 3/15/48	8,915,000	7,184,860
3% 3/15/50	955,000	755,488
Series 2022 A, 5% 3/15/40	12,000,000	13,787,761
New York State Urban Eev Corp. Series 2019 A:
3% 3/15/49	1,000,000	803,304
5% 3/15/37	1,315,000	1,467,870
New York Trans. Dev. Corp.:
(Delta Air Lines, Inc. - Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2020, 5% 10/1/40 (c)	1,705,000	1,723,845
(Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (c)	215,000	215,219
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022:
5% 12/1/32 (c)	415,000	464,346
5% 12/1/33 (c)	640,000	715,413
5% 12/1/34 (c)	700,000	780,637
5% 12/1/35 (c)	350,000	388,005
5% 12/1/36 (c)	240,000	263,850
5% 12/1/37 (c)	635,000	691,244
5% 12/1/38 (c)	1,550,000	1,674,767
5% 12/1/39 (c)	1,185,000	1,272,349
5% 12/1/40 (c)	1,000,000	1,068,287
5% 12/1/41 (c)	910,000	964,495
5% 12/1/42 (c)	455,000	479,929
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	320,000	341,995
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	275,000	294,672
Niagara Area Dev. Corp. Rev. (Catholic Health Sys., Inc. Proj.) Series 2022, 4.5% 7/1/52	600,000	440,311
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2018, 5% 1/1/43	50,000	51,107
Schenectady County Cap. Resources Corp. Rev. (Union College Proj.) Series 2017, 5% 1/1/40	785,000	819,833
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
4.625% 11/1/31 (e)	100,000	90,110
5.375% 11/1/54 (e)	260,000	200,474
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	255,000	260,155
TOTAL NEW YORK		139,868,202
New York And New Jersey - 0.7%
Port Auth. of New York & New Jersey:
Series 2021 227, 2% 10/1/34 (c)	2,390,000	1,944,214
Series 2022 236, 5% 1/15/47 (c)	10,480,000	11,153,624
TOTAL NEW YORK AND NEW JERSEY		13,097,838
North Carolina - 0.7%
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/30	80,000	86,794
5% 7/1/33	75,000	81,115
5% 7/1/37	180,000	192,722
Series 2017 B:
5% 7/1/25 (c)	5,000	5,116
5% 7/1/26 (c)	5,000	5,216
5% 7/1/27 (c)	10,000	10,639
5% 7/1/28 (c)	10,000	10,600
5% 7/1/29 (c)	10,000	10,607
5% 7/1/30 (c)	15,000	15,907
5% 7/1/31 (c)	25,000	26,500
5% 7/1/32 (c)	25,000	26,489
5% 7/1/33 (c)	25,000	26,446
5% 7/1/34 (c)	30,000	31,670
5% 7/1/35 (c)	20,000	21,072
5% 7/1/36 (c)	15,000	15,768
5% 7/1/37 (c)	20,000	20,938
5% 7/1/42 (c)	60,000	62,029
Series 2017 C, 4% 7/1/32	75,000	77,559
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds Series 2018 C, 3.45%, tender 10/31/25 (b)	2,620,000	2,634,930
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/27 (Escrowed to Maturity)	20,000	21,687
North Carolina Hsg. Fin. Agcy. Home Ownership Rev.:
Series 2020 45, 3% 7/1/51	7,385,000	7,194,649
Series 2023 52A, 6.25% 1/1/55	825,000	912,958
North Carolina Med. Care Commission Health Care Facilities Rev.:
Bonds Series 2019 C, 2.55%, tender 6/1/26 (b)	875,000	863,291
Series 2020 A, 3% 7/1/45	565,000	457,434
North Carolina State Ed. Assistance Auth. Student Ln. Rev. Series 2023 A, 5% 6/1/43 (c)	450,000	465,852
TOTAL NORTH CAROLINA		13,277,988
North Dakota - 0.5%
Grand Forks Health Care Sys. Rev. Series 2021:
4% 12/1/35	530,000	511,140
4% 12/1/36	545,000	522,575
4% 12/1/37	405,000	387,550
4% 12/1/38	365,000	346,061
5% 12/1/33	550,000	586,497
5% 12/1/34	660,000	701,384
North Dakota Hsg. Fin. Agcy.:
Series 2019 C, 3.2% 7/1/39	2,765,000	2,522,367
Series 2021 A, 3% 1/1/52	230,000	223,895
Series 2021 B, 3% 7/1/52	740,000	715,187
Series 2022, 5% 1/1/53	940,000	976,102
Series 2023 F, 6.25% 1/1/54	300,000	332,218
Univ. of North Dakota Series 2021 A, 3% 6/1/61 (Assured Guaranty Muni. Corp. Insured)	1,345,000	954,936
TOTAL NORTH DAKOTA		8,779,912
Ohio - 2.3%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	715,000	725,717
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
5% 8/1/25	150,000	154,507
5% 8/1/26	100,000	105,176
5% 8/1/27	125,000	134,244
5% 8/1/28	145,000	157,516
5% 8/1/29	265,000	287,577
5% 8/1/30	215,000	233,207
Series 2020 A, 4% 12/1/40	1,175,000	1,187,402
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.) Series 2016, 5% 2/15/46	620,000	632,743
Series 2023 A:
5% 2/15/28	2,535,000	2,761,389
5% 2/15/29	3,195,000	3,552,063
5% 2/15/30	1,275,000	1,442,731
5% 2/15/31	1,055,000	1,213,556
5% 2/15/32	1,400,000	1,635,303
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A2:
3% 6/1/48	9,705,000	7,477,123
4% 6/1/48	260,000	240,126
5% 6/1/32	685,000	750,299
5% 6/1/33	2,275,000	2,489,452
Series 2020 B2, 5% 6/1/55	2,130,000	2,001,680
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	295,000	299,104
Columbus City School District Series 2016 A, 5% 12/1/29	105,000	110,905
Cuyahoga County Hosp. Rev. Series 2017, 5.5% 2/15/52	2,455,000	2,507,941
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/46	325,000	344,793
5% 12/1/51	485,000	510,968
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (b)	685,000	693,747
Middleburg Heights Hosp. Rev. Series 2021 A, 4% 8/1/41	645,000	617,671
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.) Series 2021, 5% 8/1/30	410,000	458,603
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/33	1,000,000	1,000,040
Ohio Gen. Oblig.:
Series 2021 A:
5% 3/1/29	195,000	220,077
5% 3/1/29	260,000	293,437
5% 3/1/30	240,000	276,340
5% 3/1/30	355,000	408,753
Series 2021 B:
5% 2/1/29	475,000	535,172
5% 2/1/30	395,000	454,085
Series 2021 C:
5% 3/15/29	595,000	672,053
5% 3/15/30	595,000	685,604
Ohio Higher Edl. Facility Commission Rev. (Univ. of Dayton Proj.) Series 2018 B, 5% 12/1/36	345,000	367,865
Ohio Hosp. Facilities Rev. Series 2021 B:
5% 1/1/26	415,000	433,801
5% 1/1/27	955,000	1,024,089
Ohio Hosp. Rev.:
Bonds Series 2019 C, 2.75%, tender 5/1/28 (b)	635,000	632,102
Series 2020 A, 4% 1/15/50	75,000	70,846
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	30,000	30,268
(Mtg.-Backed Securities Prog.) Series 2023 B, 6% 3/1/55	845,000	940,023
Ohio Major New State Infrastructure Rev. Series 2021 1A:
5% 12/15/29	585,000	670,484
5% 12/15/30	530,000	619,031
Ohio Tpk. Commission Tpk. Rev.:
(Infrastructure Proj.) Series 2005 A, 0% 2/15/42	130,000	61,831
(Infrastructure Projs.) Series 2022 A, 5% 2/15/39	195,000	224,498
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/29	110,000	113,482
5% 2/15/34	20,000	20,454
Series 2019, 5% 2/15/29	145,000	151,521
Univ. of Akron Gen. Receipts Series 2016 A, 5% 1/1/35	230,000	238,587
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	260,000	267,508
6% 12/1/29	270,000	279,424
6% 12/1/30	290,000	301,195
6% 12/1/31	310,000	322,860
TOTAL OHIO		44,040,973
Oklahoma - 0.1%
Norman Reg'l. Hosp. Auth. Hosp. Rev. Series 2019, 3.25% 9/1/38	2,015,000	1,642,301
Oklahoma City Arpt. Trust Series 33, 5% 7/1/47 (c)	115,000	118,307
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	65,000	67,433
5% 10/1/29	70,000	72,584
5% 10/1/36	50,000	51,355
5% 10/1/39	100,000	101,690
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/44	180,000	180,498
Oklahoma Hsg. Fin. Agcy. Single Family Mtg. Rev.:
(Homeownership Ln. Prog.) Series 2023 C, 6% 3/1/54	155,000	172,498
(Homeownership Load Prog.) Series 2023 D, 6.5% 9/1/54	215,000	245,322
TOTAL OKLAHOMA		2,651,988
Oregon - 2.1%
Beaverton School District Series 2022 A:
0% 6/15/41	4,250,000	1,968,226
0% 6/15/42	4,155,000	1,818,372
Oregon Gen. Oblig. Series 2022 A:
5% 5/1/40	3,330,000	3,810,869
5% 12/1/52	630,000	654,632
Oregon State Hsg. & Cmnty. Svcs. Dept.:
(Single Family Mtg. Prog.) Series A, 3.5% 1/1/51	200,000	197,661
(Single-Family Mtg. Prog.):
Series 2015 A, 3.5% 7/1/36	1,405,000	1,400,003
Series 2019 A, 2.65% 7/1/39	440,000	372,179
Series 2019 A, 4% 7/1/50	335,000	334,278
Series 2020 A, 3% 7/1/52	1,115,000	1,085,266
Port of Portland Arpt. Rev.:
Series 2020 27A, 5% 7/1/45 (c)	785,000	827,265
Series 2022 28:
5% 7/1/32 (c)	2,560,000	2,897,301
5% 7/1/41 (c)	1,760,000	1,907,133
5% 7/1/52 (c)	1,480,000	1,556,781
Series 2023 29:
5% 7/1/34 (c)	4,270,000	4,887,337
5% 7/1/35 (c)	3,650,000	4,158,410
5% 7/1/37 (c)	2,910,000	3,269,992
Salem Hosp. Facility Auth. Rev.:
(Salem Health Projs.) Series 2019 A, 3% 5/15/49	1,380,000	1,041,641
Series 2016 A, 4% 5/15/41	260,000	260,279
Univ. of Oregon Gen. Rev. Series 2021 A, 3.5% 4/1/52	10,000,000	8,928,361
TOTAL OREGON		41,375,986
Pennsylvania - 6.8%
Allegheny County Arpt. Auth. Rev.:
Series 2021 A:
4% 1/1/46 (Assured Guaranty Muni. Corp. Insured) (c)	4,145,000	4,042,483
5% 1/1/32 (c)	3,940,000	4,360,395
5% 1/1/33 (c)	4,640,000	5,147,497
5% 1/1/51 (c)	2,730,000	2,840,105
5% 1/1/56 (c)	1,655,000	1,717,821
Series 2023 A:
5% 1/1/28 (Assured Guaranty Muni. Corp. Insured) (c)	1,000,000	1,068,955
5.25% 1/1/38 (Assured Guaranty Muni. Corp. Insured) (c)	1,000,000	1,131,521
5.25% 1/1/39 (Assured Guaranty Muni. Corp. Insured) (c)	1,400,000	1,574,124
5.25% 1/1/40 (Assured Guaranty Muni. Corp. Insured) (c)	1,600,000	1,789,852
5.5% 1/1/41 (Assured Guaranty Muni. Corp. Insured) (c)	1,000,000	1,137,686
5.5% 1/1/42 (Assured Guaranty Muni. Corp. Insured) (c)	1,000,000	1,132,211
5.5% 1/1/43 (Assured Guaranty Muni. Corp. Insured) (c)	1,500,000	1,686,729
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	220,000	179,907
4% 12/1/41	335,000	233,013
4.25% 12/1/50	375,000	242,318
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/32	150,000	143,249
5% 7/1/34	20,000	18,875
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A, 5% 7/1/35	730,000	736,470
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/27	50,000	54,051
5% 7/15/29	80,000	88,004
5% 7/15/32	50,000	54,670
Commonwealth Fing. Auth. Rev. Series 2020 A:
5% 6/1/26	515,000	542,336
5% 6/1/28	275,000	302,475
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/28	55,000	57,376
5% 6/1/29	60,000	62,474
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	815,000	823,324
Series 2017:
5% 7/1/28	105,000	110,089
5% 7/1/29	400,000	419,289
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2016 A:
5% 7/1/46	60,000	52,046
5% 7/1/46 (Pre-Refunded to 7/1/26 @ 100)	15,000	15,821
Series 2019 A:
5% 7/1/49	255,000	217,205
5% 7/1/49 (Pre-Refunded to 7/1/29 @ 100)	30,000	33,662
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/33	125,000	126,887
4% 7/15/35	130,000	132,052
4% 7/15/37	255,000	256,730
5% 7/15/25	20,000	20,437
5% 7/15/26	65,000	67,570
5% 7/15/27	105,000	110,779
5% 7/15/28	80,000	85,257
5% 7/15/29	85,000	90,337
5% 7/15/30	110,000	116,767
5% 7/15/31	75,000	79,458
5% 7/15/32	80,000	84,749
5% 7/15/34	85,000	90,025
5% 7/15/36	255,000	268,111
5% 7/15/38	305,000	316,435
5% 7/15/43	355,000	364,915
Geisinger Auth. Health Sys. Rev. Bonds Series 2020 B, 5%, tender 2/15/27 (b)	1,890,000	1,973,051
Lehigh County Gen. Purp. Auth. Rev.:
(Muhlenberg College Proj.) Series 2017, 5% 2/1/39	130,000	134,716
Series 2021 A, 4% 11/1/51	3,835,000	3,299,966
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A, 4% 7/1/49	6,500,000	6,237,558
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	50,000	52,184
5% 7/1/27	50,000	52,314
5% 7/1/28	50,000	52,234
5% 7/1/34	185,000	190,744
5% 7/1/36	100,000	102,800
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/24	60,000	59,869
5% 10/1/25	55,000	54,904
5% 10/1/27	25,000	25,000
Series 2016 A:
5% 10/1/28	75,000	75,011
5% 10/1/29	130,000	130,081
5% 10/1/31	230,000	229,887
5% 10/1/36	415,000	412,966
5% 10/1/40	205,000	198,481
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.):
Series 2016 A, 5% 8/15/36	40,000	41,375
Series 2018 A, 4% 8/15/48	645,000	599,816
Series 2016 A, 5% 8/15/46	1,515,000	1,542,305
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. (Presbyterian Sr. Living Proj.) Series 2023 B2, 5% 7/1/38	555,000	575,997
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds Series 2011, 2.15%, tender 7/1/24 (b)(c)	935,000	925,713
Pennsylvania Gen. Oblig.:
Series 2018:
3.2% 3/1/29	2,795,000	2,830,495
3.35% 3/1/30	4,160,000	4,219,528
Series 2023:
5% 9/1/29	10,000,000	11,344,477
5% 9/1/31	9,000,000	10,569,695
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	175,000	179,956
Series 2017:
5% 5/1/35	65,000	67,830
5% 5/1/37	80,000	82,874
5% 5/1/41	360,000	367,799
Series 2016:
5% 5/1/28	25,000	25,851
5% 5/1/32	65,000	67,006
5% 5/1/33	85,000	87,449
Pennsylvania Hsg. Fin. Agcy.:
Series 2020 13 2A, 3.5% 4/1/51	80,000	79,177
Series 2021 134 A, 3% 10/1/49	4,160,000	4,066,553
Series 2021 134B, 5% 4/1/27 (c)	395,000	412,280
Series 2021 137, 3% 10/1/51	1,085,000	1,045,904
Series 2023 142A:
4.5% 10/1/38	985,000	1,033,731
5% 10/1/43	710,000	757,143
5% 10/1/50	2,425,000	2,547,196
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2021 B, 5% 12/1/46	2,645,000	2,884,288
Series 2021 C:
5% 12/1/27	220,000	240,662
5% 12/1/28	215,000	240,613
Series 2023:
5% 12/1/36	620,000	718,256
5% 12/1/38	2,500,000	2,789,363
5% 12/1/39	3,000,000	3,260,208
5% 12/1/40	2,375,000	2,702,914
Philadelphia Arpt. Rev.:
Series 2017 A:
5% 7/1/25	50,000	51,569
5% 7/1/26	50,000	52,911
5% 7/1/27	40,000	43,272
Series 2017 B:
5% 7/1/26 (c)	150,000	156,112
5% 7/1/27 (c)	125,000	132,558
5% 7/1/28 (c)	150,000	158,281
5% 7/1/29 (c)	115,000	121,437
5% 7/1/32 (c)	150,000	158,224
5% 7/1/33 (c)	115,000	121,028
5% 7/1/34 (c)	205,000	215,235
5% 7/1/37 (c)	230,000	239,103
5% 7/1/47 (c)	1,165,000	1,189,693
Series 2021:
4% 7/1/46 (c)	1,620,000	1,579,380
5% 7/1/26 (c)	3,765,000	3,908,330
5% 7/1/27 (c)	5,190,000	5,479,174
5% 7/1/28 (c)	550,000	590,330
5% 7/1/34 (c)	1,100,000	1,227,094
5% 7/1/35 (c)	590,000	655,673
5% 7/1/51 (c)	1,000,000	1,042,779
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	400,000	406,839
Philadelphia School District:
Series 2016 D:
5% 9/1/25	445,000	458,076
5% 9/1/26	465,000	490,476
5% 9/1/27	490,000	513,930
5% 9/1/28	410,000	429,274
Series 2016 F:
5% 9/1/28	710,000	743,377
5% 9/1/29	460,000	480,666
Series 2018 A:
5% 9/1/36	95,000	101,136
5% 9/1/37	55,000	58,234
5% 9/1/38	90,000	94,896
Series 2018 B, 5% 9/1/43	130,000	136,517
Series 2019 A:
4% 9/1/35	385,000	398,560
5% 9/1/30	400,000	442,638
5% 9/1/31	320,000	352,111
5% 9/1/34 (Assured Guaranty Muni. Corp. Insured)	185,000	203,962
Series F, 5% 9/1/30	345,000	359,604
Philadelphia Wtr. & Wastewtr. Rev. Series 2018 A, 5% 10/1/34	1,055,000	1,159,291
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 A, 5% 9/1/38 (Assured Guaranty Muni. Corp. Insured)	200,000	220,126
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
4% 6/1/44	140,000	137,583
4% 6/1/49	335,000	317,632
5% 6/1/44	245,000	258,270
5% 6/1/49	390,000	406,125
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2015 A, 5% 6/1/26	65,000	66,581
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/43	280,000	290,165
5% 8/1/48	1,225,000	1,260,219
TOTAL PENNSYLVANIA		130,723,233
Puerto Rico - 1.6%
Puerto Rico Commonwealth Aqueduct & Swr. Auth.:
Series 2021 A, 5% 7/1/37 (e)	3,250,000	3,264,101
Series 2021 B:
5% 7/1/33 (e)	400,000	405,739
5% 7/1/37 (e)	1,695,000	1,702,354
Series 2022 A, 4% 7/1/42 (e)	1,690,000	1,491,327
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	8,240,022	5,136,971
4% 7/1/33	1,927,686	1,887,403
4% 7/1/35	695,000	671,956
4% 7/1/37	850,000	811,504
5.625% 7/1/27	201,149	212,718
5.625% 7/1/29	1,000,434	1,085,043
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.:
Series 2018 A1:
0% 7/1/31	8,088,000	5,919,405
4.55% 7/1/40	2,175,000	2,185,553
5% 7/1/58	2,510,000	2,518,758
Series 2019 A2, 4.329% 7/1/40	3,250,000	3,226,320
TOTAL PUERTO RICO		30,519,152
Rhode Island - 1.1%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	420,000	420,228
5% 9/1/36	1,235,000	1,211,987
Series 2016, 5% 5/15/39	320,000	323,482
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev. Series 2022 A, 5% 9/1/33	7,000,000	8,428,287
Rhode Island Hsg. & Mtg. Fin. Corp.:
Series 2019 70, 4% 10/1/49	55,000	55,018
Series 2021 74, 3% 4/1/49	540,000	527,018
Rhode Island Hsg. & Mtg. Fin. Corp. Rev. Series 72 A, 3.5% 10/1/50	565,000	559,493
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2023 A:
5% 12/1/28 (c)	2,940,000	3,171,349
5% 12/1/29 (c)	4,380,000	4,788,283
5% 12/1/30 (c)	1,605,000	1,763,591
Series A:
3.5% 12/1/34 (c)	70,000	66,367
5% 12/1/24 (c)	225,000	227,968
5% 12/1/28 (c)	500,000	540,524
TOTAL RHODE ISLAND		22,083,595
South Carolina - 0.5%
Charleston County Arpt. District Series 2019, 5% 7/1/43	145,000	155,043
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (b)	2,200,000	2,201,120
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	140,000	143,643
5% 12/1/28	285,000	292,402
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev.:
Series 2019 A, 4% 1/1/50	100,000	100,125
Series 2023 B, 6% 1/1/54	520,000	578,701
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/33	365,000	396,774
South Carolina Ports Auth. Ports Rev. Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (c)	55,000	56,551
South Carolina Pub. Svc. Auth. Rev.:
Series 2016 A:
5% 12/1/29	150,000	156,202
5% 12/1/38	15,000	15,299
Series 2016 B:
5% 12/1/31	55,000	57,528
5% 12/1/41	765,000	780,792
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	945,000	927,780
4% 4/15/48	660,000	625,518
5% 4/15/48	2,265,000	2,345,077
TOTAL SOUTH CAROLINA		8,832,555
South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/31	35,000	37,743
Series 2017:
5% 7/1/26	15,000	15,736
5% 7/1/28	15,000	16,214
5% 7/1/29	30,000	32,457
Series 2020 A, 3% 9/1/45	730,000	568,318
South Dakota Hsg. Dev. Auth. Series 2023 G, 6.25% 5/1/55	425,000	470,870
TOTAL SOUTH DAKOTA		1,141,338
Tennessee - 1.4%
Chattanooga Health Ed. & Hsg. Facility Board Rev. Series 2019 A1, 4% 8/1/44	610,000	601,541
Chattanooga-Hamilton County Hosp. Auth. Rev. Series 2014 A, 5% 10/1/44	2,350,000	2,357,289
Jackson Hosp. Rev. Series 2018 A:
5% 4/1/41	560,000	583,382
5% 4/1/41 (Pre-Refunded to 10/1/28 @ 100)	30,000	33,177
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2018, 5% 7/1/37 (c)	235,000	247,044
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 4% 7/1/25 (c)	130,000	130,844
Series 2019 B:
5% 7/1/38 (c)	965,000	1,036,805
5% 7/1/54 (c)	300,000	309,484
Series 2022 B:
5% 7/1/52 (c)	3,250,000	3,397,394
5.5% 7/1/39 (c)	2,000,000	2,270,082
5.5% 7/1/40 (c)	2,000,000	2,259,138
5.5% 7/1/42 (c)	3,500,000	3,913,882
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2021 C, 5% 1/1/27	3,010,000	3,233,166
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. (Lipscomb Univ. Proj.) Series 2019 A:
4% 10/1/49	485,000	412,250
5.25% 10/1/58	4,700,000	4,742,635
Tennessee Hsg. Dev. Agcy. Residential:
Series 2019 3:
2.6% 7/1/39	140,000	115,620
2.8% 7/1/44	165,000	131,267
Series 2019 4, 2.9% 7/1/39	100,000	86,918
Series 2021 1, 3% 7/1/51	755,000	735,858
Series 2021 3A, 3% 1/1/52	285,000	276,065
TOTAL TENNESSEE		26,873,841
Texas - 6.5%
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/26 (c)	50,000	50,335
5% 11/15/27 (c)	65,000	65,430
5% 11/15/28 (c)	75,000	75,467
5% 11/15/39 (c)	275,000	275,706
Series 2017 B:
5% 11/15/28 (c)	50,000	51,992
5% 11/15/30 (c)	80,000	82,881
5% 11/15/32 (c)	60,000	62,119
5% 11/15/35 (c)	65,000	67,074
5% 11/15/36 (c)	105,000	108,023
5% 11/15/37 (c)	70,000	71,757
5% 11/15/41 (c)	290,000	294,722
Austin Wtr. & Wastewtr. Sys. Rev. Series 2022:
5% 11/15/37	1,000,000	1,160,519
5% 11/15/38	1,250,000	1,442,326
5% 11/15/39	1,750,000	2,002,182
5% 11/15/40	2,000,000	2,272,908
5% 11/15/41	2,000,000	2,264,530
5% 11/15/42	3,000,000	3,390,671
Bell County Gen. Oblig. Series 2021, 2% 2/15/35	1,500,000	1,264,073
Birdville Independent School District Series 2020, 2.375% 2/15/36	1,785,000	1,588,656
Board of Regents of The Texas A&M Univ. Sys. Permanent Univ. Fund Series 2023, 5% 7/1/38	1,785,000	2,044,475
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/28	65,000	67,089
5% 1/1/31 (Pre-Refunded to 7/1/25 @ 100)	25,000	25,781
5% 1/1/40 (Pre-Refunded to 7/1/25 @ 100)	295,000	304,216
Series 2021 C, 5% 1/1/27	1,055,000	1,092,684
City of Denton:
Series 2020, 2% 2/15/38	1,530,000	1,181,914
Series 2023, 5% 2/15/41	2,185,000	2,468,499
Coppell Tex Series 2020, 1.5% 2/1/36	1,485,000	1,121,753
Corpus Christi Gen. Oblig. Series 2023:
5% 3/1/39	2,110,000	2,411,726
5% 3/1/40	2,215,000	2,515,867
Dallas Fort Worth Int'l. Arpt. Rev. Series 2022 B, 5% 11/1/37	3,000,000	3,498,613
Dallas Wtrwks. & Swr. Sys. Rev. Series 2017, 5% 10/1/46	585,000	614,682
El Paso Independent School District Series 2020:
5% 8/15/25	220,000	227,960
5% 8/15/26	380,000	403,772
El Paso Wtr. & Swr. Rev. Series 2022, 5% 3/1/36	1,000,000	1,138,809
Fort Bend Independent School District Bonds Series 2021 B, 0.72%, tender 8/1/26 (b)	515,000	485,703
Grand Parkway Trans. Corp.:
Bonds Series 2023, 5%, tender 4/1/28 (b)	5,825,000	6,278,823
Series 2018 A, 5% 10/1/38	160,000	171,417
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
(Texas Childrens Hosp., Proj.) Series 2015-1 5% 10/1/29	70,000	72,519
Series 2021 A, 3% 10/1/51	1,000,000	771,186
Harris County Flood Cont. District Series 2021 A:
5% 10/1/28	500,000	558,874
5% 10/1/29	500,000	570,146
Harris County Gen. Oblig. Series 2002:
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	150,000	142,823
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	255,000	223,489
Harris County Toll Road Rev. Series 2018 A, 5% 8/15/43	585,000	621,054
Houston Arpt. Sys. Rev.:
Series 2018 A, 5% 7/1/41 (c)	880,000	915,600
Series 2018 C:
5% 7/1/29 (c)	100,000	107,909
5% 7/1/30 (c)	105,000	112,402
5% 7/1/31 (c)	75,000	80,374
5% 7/1/32 (c)	90,000	96,400
Houston Gen. Oblig.:
Series 2017 A:
5% 3/1/31	235,000	252,451
5% 3/1/32	100,000	107,312
Series 2023 A:
5% 3/1/34	3,000,000	3,619,017
5% 3/1/35	275,000	329,922
5% 3/1/36	1,000,000	1,189,704
5% 3/1/37	900,000	1,060,902
5% 3/1/38	1,450,000	1,685,250
5.25% 3/1/39	2,000,000	2,355,013
5.25% 3/1/40	1,800,000	2,100,028
5.25% 3/1/41	1,000,000	1,160,777
5.25% 3/1/42	2,750,000	3,172,659
5.25% 3/1/43	3,350,000	3,853,519
Houston Hsg. Fin. Corp. Multi-family Hsg. Rev. Bonds Series 2023, 5%, tender 8/1/26 (b)	1,035,000	1,066,400
Houston Util. Sys. Rev.:
Series 2016 B, 5% 11/15/33	140,000	147,083
Series 2020 C:
4% 11/15/43	1,030,000	1,042,136
5% 11/15/45	1,030,000	1,128,673
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/28	25,000	26,051
5% 10/15/30	95,000	98,656
5% 10/15/32	50,000	51,773
5% 10/15/36	35,000	35,987
5% 10/15/37	55,000	56,334
5% 10/15/38	80,000	81,746
5% 10/15/44	80,000	81,062
Katy Independent School District Series 2023, 5% 2/15/40	1,170,000	1,322,526
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (c)	50,000	50,952
5% 11/1/27 (c)	110,000	112,280
5% 11/1/28 (c)	165,000	168,289
5% 11/1/29 (c)	100,000	101,824
5% 11/1/32 (c)	185,000	187,931
Series 2017:
5% 11/1/24 (c)	50,000	50,561
5% 11/1/25 (c)	50,000	51,390
5% 11/1/26 (c)	50,000	52,362
5% 11/1/27 (c)	50,000	52,189
5% 11/1/28 (c)	90,000	93,534
5% 11/1/29 (c)	65,000	67,506
5% 11/1/30 (c)	50,000	51,778
5% 11/1/31 (c)	115,000	118,730
5% 11/1/32 (c)	130,000	134,180
5% 11/1/33 (c)	50,000	51,590
5% 11/1/34 (c)	50,000	51,549
5% 11/1/36 (c)	50,000	51,293
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2020:
5% 5/15/25	295,000	303,535
5% 5/15/26	370,000	390,004
5% 5/15/27	440,000	474,721
Series 2015 D:
5% 5/15/28	110,000	112,479
5% 5/15/30	255,000	260,609
Mansfield Tex Series 2020, 2.5% 2/15/38	1,150,000	935,183
New Braunfels Independent School District Series 2022, 2.5% 2/1/35	1,850,000	1,703,124
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	40,000	43,150
5% 8/15/29	100,000	108,022
5% 8/15/47	115,000	118,808
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	35,000	36,430
5% 4/1/30	175,000	182,518
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/31	50,000	52,213
5% 1/1/33	60,000	63,784
5% 1/1/34	75,000	79,656
5% 1/1/34	150,000	180,577
5% 1/1/35	110,000	116,619
5% 1/1/36	305,000	322,579
5% 1/1/37	405,000	426,473
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	20,000	20,751
5% 1/1/31	30,000	31,103
Series 2015 A, 5% 1/1/32	170,000	172,837
Series 2016 A, 5% 1/1/36	65,000	67,481
Series 2017 A, 5% 1/1/39	1,650,000	1,763,665
Series 2018:
4% 1/1/37	625,000	639,333
4% 1/1/38	1,280,000	1,301,328
Series 2021 B, 3% 1/1/46	9,330,000	7,474,804
Northside Independent School District Bonds:
Series 2020, 0.7%, tender 6/1/25 (b)	730,000	706,419
Series 2023 B, 3%, tender 8/1/26 (b)	5,165,000	5,138,199
Prosper Independent School District Bonds Series 2019 B, 4%, tender 8/15/26 (b)	1,010,000	1,031,025
San Antonio Elec. & Gas Sys. Rev. Series 2021 A, 5% 2/1/46	2,010,000	2,186,411
San Antonio Wtr. Sys. Rev. Series 2020 A, 5% 5/15/50	625,000	673,470
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/29	20,000	21,634
5% 10/1/30	35,000	37,734
5% 10/1/31	30,000	32,292
5% 10/1/39	65,000	68,516
5% 10/1/40	50,000	52,557
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A, 4% 2/15/35	255,000	259,671
Tarrant County Tex Hosp. District Series 2023, 5% 8/15/33	1,000,000	1,175,886
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	1,061,821	954,939
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Series 2023 B, 6% 1/1/54	2,160,000	2,404,463
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2018 A, 4.25% 9/1/48	3,195,000	3,173,817
Series 2019 A, 4% 3/1/50	215,000	215,229
Series 2023, 6% 3/1/54	1,775,000	1,969,185
Series A, 3.5% 3/1/51	245,000	241,143
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 6/30/36	210,000	214,469
4% 6/30/39	530,000	538,814
4% 6/30/40	440,000	442,728
Texas State Univ. Sys. Fing. Rev. Series 2017 A, 5% 3/15/31	165,000	176,813
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (b)	3,195,000	2,970,691
Texas Wtr. Dev. Board Rev.:
Series 2020:
3% 10/15/38	1,000,000	928,046
5% 8/1/30	295,000	341,597
Series 2022, 4.45% 10/15/36	3,000,000	3,365,486
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/33	205,000	213,800
5% 2/15/34	255,000	265,732
5% 2/15/36	150,000	155,843
Univ. of North Texas Univ. Rev. Series 2017 A, 5% 4/15/32	105,000	112,333
Univ. of Texas Board of Regents Sys. Rev. Series 2020 C, 5% 8/15/31	880,000	1,041,432
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	105,000	110,462
Waco Gen. Oblig. Series 2020, 2.375% 2/1/40	1,460,000	1,190,350
Weatherford Independent School District Series 2002, 0% 2/15/33	350,000	261,538
TOTAL TEXAS		124,445,359
Utah - 0.6%
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/25 (c)	100,000	102,224
5% 7/1/27 (c)	215,000	228,000
5% 7/1/29 (c)	190,000	200,956
5% 7/1/30 (c)	140,000	148,034
5% 7/1/31 (c)	265,000	280,088
5% 7/1/33 (c)	205,000	216,091
5% 7/1/35 (c)	205,000	215,165
5% 7/1/36 (c)	275,000	287,697
5% 7/1/37 (c)	690,000	718,917
5% 7/1/42 (c)	1,240,000	1,273,375
Series 2018 A:
5% 7/1/33 (c)	485,000	519,459
5.25% 7/1/48 (c)	355,000	369,014
Series 2023 A:
5.25% 7/1/37 (c)	815,000	931,483
5.25% 7/1/42 (c)	2,500,000	2,754,339
5.25% 7/1/43 (c)	2,715,000	2,981,046
Utah County Hosp. Rev. Series 2020 A, 5% 5/15/50	295,000	312,541
TOTAL UTAH		11,538,429
Vermont - 0.1%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev.:
(Champlain College Proj.) Series 2016 A:
5% 10/15/41	230,000	220,376
5% 10/15/46	290,000	266,582
(Middlebury College Proj.) Series 2020, 5% 11/1/49	625,000	664,458
Vermont Hsg. Fin. Agcy. Series 2021 B, 3% 11/1/51	358,000	345,328
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2019 A:
5% 6/15/27 (c)	295,000	311,202
5% 6/15/29 (c)	500,000	529,502
Series 2020 A, 5% 6/15/28 (c)	295,000	312,260
TOTAL VERMONT		2,649,708
Virginia - 0.6%
Arlington County Series 2021, 5% 6/15/28	1,340,000	1,491,229
Chesapeake Wtr. & Swr. Sys. Series 2021:
2% 7/1/35	1,345,000	1,144,626
2% 7/1/36	1,370,000	1,137,162
Fairfax County Redev. & Hsg. Auth. Rev. Bonds (Dominion Square North Proj.) Series 2023, 5%, tender 1/1/28 (b)	740,000	782,721
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/25	235,000	236,292
5% 6/15/30	65,000	65,450
Lynchburg Econ. Dev. Series 2021, 3% 1/1/51	2,250,000	1,675,245
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	30,000	29,831
Series 2016:
4% 6/15/37	35,000	35,130
5% 6/15/27	75,000	78,209
5% 6/15/30	30,000	31,102
5% 6/15/33	20,000	20,655
5% 6/15/34	40,000	41,232
5% 6/15/35	110,000	113,055
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/32	45,000	48,910
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Series 2019 A, 4% 8/1/36	675,000	708,860
Virginia Small Bus. Fing. Auth. (Elizabeth River Crossings OpCo, LLC Proj.) Series 2022:
4% 1/1/35 (c)	955,000	969,524
4% 7/1/35 (c)	720,000	728,821
Virginia St Pub. School Auth. Spl. O Series 2023, 5% 8/1/39	1,235,000	1,447,386
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	125,000	129,399
5% 1/1/34	75,000	77,451
5% 1/1/35	75,000	77,459
5% 1/1/44	50,000	50,969
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (b)	240,000	236,257
TOTAL VIRGINIA		11,356,975
Washington - 2.3%
City of Olympia Series 2019, 2% 12/1/30	1,265,000	1,164,533
King County Hsg. Auth. Rev. Series 2021:
4% 6/1/26	165,000	167,921
4% 6/1/28	105,000	108,524
Port of Seattle Rev.:
Series 2015 B, 5% 3/1/25	85,000	86,149
Series 2016 B:
5% 10/1/28 (c)	175,000	181,322
5% 10/1/30 (c)	100,000	103,087
Series 2019 A, 4% 4/1/44 (c)	185,000	179,602
Series 2019:
5% 4/1/35 (c)	2,200,000	2,380,655
5% 4/1/44 (c)	440,000	460,649
Series 2021 C:
5% 8/1/24 (c)	575,000	580,046
5% 8/1/25 (c)	465,000	477,307
5% 8/1/26 (c)	640,000	667,453
5% 8/1/27 (c)	395,000	419,092
5% 8/1/28 (c)	1,105,000	1,190,527
Seattle Hsg. Auth. Rev.:
(Hinoki Apts. Proj.) Series 2020 A, 3% 6/1/52	3,325,000	2,486,629
(Juniper Apts. Proj.) Series 2023:
4.375% 12/1/30	1,080,000	1,117,858
5% 6/1/27	725,000	757,181
(Northgate Plaza Proj.) Series 2021, 1% 6/1/26	255,000	238,808
(Sawara Apts. Proj.) Series 2021, 3% 6/1/46	1,010,000	814,236
Washington Convention Ctr. Pub. Facilities:
Series 2021 B:
3% 7/1/43	335,000	272,912
3% 7/1/58 (Assured Guaranty Muni. Corp. Insured)	1,940,000	1,417,948
Series 2021, 4% 7/1/31	4,190,000	4,170,485
Washington Gen. Oblig.:
Series 2015 C, 5% 2/1/34	210,000	214,280
Series 2017 D, 5% 2/1/33	180,000	192,185
Series 2018 C, 5% 8/1/30	340,000	367,382
Series 2022 C, 5% 2/1/41	3,225,000	3,651,658
Series 2022 D:
4% 7/1/36	850,000	914,139
4% 7/1/37	590,000	628,239
Series 2023 A, 5% 8/1/41	2,985,000	3,394,086
Series R-2017 A, 5% 8/1/30	105,000	110,912
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	40,000	40,557
5% 7/1/27	80,000	82,826
5% 7/1/28	95,000	98,995
5% 7/1/29	35,000	36,502
5% 7/1/30	45,000	46,917
5% 7/1/31	55,000	57,315
5% 7/1/32	100,000	104,088
5% 7/1/33	145,000	150,757
5% 7/1/34	35,000	36,306
5% 7/1/42	485,000	494,053
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/25	260,000	260,136
Series 2015 B, 5% 10/1/38	2,050,000	2,277,115
Series 2017, 4% 8/15/42	605,000	551,108
Series 2019 A2, 5% 8/1/44	340,000	354,072
Washington Higher Ed. Facilities Auth. Rev.:
(Gonzaga Univ. Proj.) Series 2019 A, 3% 4/1/49	1,280,000	938,707
(Whitworth Univ. Proj.):
Series 2016 A:
5% 10/1/27	110,000	114,660
5% 10/1/28	110,000	114,830
5% 10/1/35	115,000	118,885
5% 10/1/36	175,000	180,406
5% 10/1/40	170,000	173,180
Series 2019, 4% 10/1/49	1,280,000	1,130,043
Washington Hsg. Fin. Commission Multi-family Hsg. Rev. Bonds (Ardea At Totem Lake Apts. Proj.) Series 2023, 5%, tender 2/1/27 (b)	1,600,000	1,661,304
Washington Hsg. Fin. Commission Nonprofit Rev. (Seattle Academy of Arts and Sciences Proj.) Series 2023:
5.625% 7/1/38 (e)	1,215,000	1,345,459
5.875% 7/1/43 (e)	1,350,000	1,490,381
6.125% 7/1/53 (e)	3,000,000	3,302,666
TOTAL WASHINGTON		44,077,073
West Virginia - 1.2%
West Virginia Hosp. Fin. Auth. Hosp. Rev.:
Series 2018 A:
5% 1/1/31	80,000	82,294
5% 1/1/32	70,000	71,958
Series 2023 A:
5% 6/1/39	1,125,000	1,242,983
5% 6/1/40	1,030,000	1,131,502
5% 6/1/41	1,030,000	1,127,594
5% 6/1/43	1,830,000	1,992,757
Series 2023 B, 6% 9/1/53	11,390,000	12,902,654
Series 2023, 6% 9/1/48	3,440,000	3,928,777
West Virginia Parkways Auth. Series 2021:
5% 6/1/25	295,000	303,555
5% 6/1/26	295,000	310,729
5% 6/1/27	295,000	318,209
5% 6/1/28	440,000	485,313
TOTAL WEST VIRGINIA		23,898,325
Wisconsin - 1.6%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 3% 1/1/50	1,290,000	946,143
Howard Suamico Scd Series 2021, 2% 3/1/37	585,000	473,543
Madison Gen. Oblig. Series 2019 B, 3% 10/1/36	1,385,000	1,326,944
Pub. Fin. Auth. Edl. Facilities:
Series 2018 A:
5.25% 10/1/43	470,000	472,322
5.25% 10/1/48	470,000	463,226
Series 2022 A:
5.25% 3/1/42	500,000	523,111
5.25% 3/1/47	2,175,000	2,240,352
Pub. Fin. Auth. Hosp. Rev.:
(Renown Reg'l. Med. Ctr. Proj.) Series 2020 A, 5% 6/1/34	1,750,000	1,902,640
Series 2019 A, 5% 10/1/44	690,000	720,685
Series 2020 A, 3% 6/1/45	2,645,000	2,058,407
Pub. Fin. Auth. Sr. Living Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (e)	45,000	44,652
5% 5/15/28 (e)	70,000	68,919
5.25% 5/15/37 (e)	50,000	48,002
5.25% 5/15/42 (e)	415,000	384,963
5.25% 5/15/47 (e)	25,000	22,542
5.25% 5/15/52 (e)	45,000	39,702
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (e)	130,000	113,298
5% 10/1/48 (e)	110,000	92,424
5% 10/1/53 (e)	90,000	73,838
Roseman Univ. of Health:
Series 2018 A, 5% 12/1/27	820,000	840,164
Series 2020, 5% 4/1/40 (e)	100,000	96,646
Series 2021 A:
3% 7/1/50	655,000	497,387
4.5% 6/1/56 (e)	2,640,000	2,038,769
Series 2021 B, 6.5% 6/1/56 (e)	625,000	521,652
Wisconsin Gen. Oblig. Series 2021 A, 5% 5/1/36	1,840,000	2,023,842
Wisconsin Health & Edl. Facilities:
(Ascension Health Cr. Group Proj.) Series 2016 A, 5% 11/15/36	255,000	263,999
Series 2014, 4% 5/1/33	180,000	180,310
Series 2015, 3.15% 8/15/27	1,000,000	988,790
Series 2016 A:
5% 2/15/28	120,000	123,655
5% 2/15/29	155,000	159,700
5% 2/15/30	170,000	174,959
Series 2016, 4% 12/1/46	1,610,000	1,579,440
Series 2017 A:
5% 9/1/29 (Pre-Refunded to 9/1/27 @ 100)	295,000	318,753
5% 9/1/31 (Pre-Refunded to 9/1/27 @ 100)	50,000	54,026
5% 9/1/33 (Pre-Refunded to 9/1/27 @ 100)	85,000	91,844
5% 9/1/35 (Pre-Refunded to 9/1/27 @ 100)	95,000	102,649
Series 2018, 5% 4/1/34	585,000	632,269
Series 2019 A:
5% 11/1/26	105,000	103,070
5% 11/1/46	300,000	241,657
Series 2019 B1, 2.825% 11/1/28	85,000	76,272
Series 2019:
5% 10/1/30	120,000	132,740
5% 10/1/32	250,000	275,359
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2021, 3% 8/15/51	6,800,000	5,153,403
Wisconsin Hsg. & Econ. Dev. Auth. Series 2021 C, 3% 9/1/52	420,000	406,868
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds:
Series 2021 C:
0.61%, tender 5/1/24 (b)	70,000	69,030
0.81%, tender 5/1/25 (b)	265,000	253,276
Series 2023 E, 3.875%, tender 5/1/27 (b)	1,365,000	1,371,549
TOTAL WISCONSIN		30,787,791
TOTAL MUNICIPAL BONDS (Cost $1,732,496,323)		1,768,403,576

Money Market Funds - 8.2%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 4.24% (i)(j) (Cost $158,260,778)	158,229,135	158,260,767

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $1,890,757,101)	1,926,664,343
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(3,734,952)
NET ASSETS - 100.0%	1,922,929,391

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,860,720 or 1.1% of net assets.

(f)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(g)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(h)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.24%	119,418,566	645,402,206	606,560,000	3,968,002	-	(5)	158,260,767	6.4%
Total	119,418,566	645,402,206	606,560,000	3,968,002	-	(5)	158,260,767

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	1,768,403,576	-	1,768,403,576	-

Money Market Funds	158,260,767	158,260,767	-	-
Total Investments in Securities:	1,926,664,343	158,260,767	1,768,403,576	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,732,496,323)	$1,768,403,576
Fidelity Central Funds (cost $158,260,778)	158,260,767

Total Investment in Securities (cost $1,890,757,101)		$1,926,664,343
Cash		100,021
Receivable for fund shares sold		1,968,028
Interest receivable		19,751,744
Distributions receivable from Fidelity Central Funds		434,489
Prepaid expenses		1,262
Receivable from investment adviser for expense reductions		9,664
Other receivables		840
Total assets		1,948,930,391
Liabilities
Payable for investments purchased on a delayed delivery basis	$19,765,256
Payable for fund shares redeemed	434,058
Distributions payable	5,187,989
Accrued management fee	542,637
Other payables and accrued expenses	71,060
Total Liabilities		26,001,000
Net Assets		$1,922,929,391
Net Assets consist of:
Paid in capital		$1,896,520,536
Total accumulated earnings (loss)		26,408,855
Net Assets		$1,922,929,391
Net Asset Value, offering price and redemption price per share ($1,922,929,391 ÷ 192,556,013 shares)		$9.99
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$47,765,033
Income from Fidelity Central Funds		3,968,002
Total Income		51,733,035
Expenses
Management fee	$5,010,019
Custodian fees and expenses	15,893
Independent trustees' fees and expenses	4,772
Registration fees	205,927
Audit	72,236
Legal	1,409
Miscellaneous	6,163
Total expenses before reductions	5,316,419
Expense reductions	(143,524)
Total expenses after reductions		5,172,895
Net Investment income (loss)		46,560,140
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	3,794,109
Total net realized gain (loss)		3,794,109
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	77,889,630
Fidelity Central Funds	(5)
Total change in net unrealized appreciation (depreciation)		77,889,625
Net gain (loss)		81,683,734
Net increase (decrease) in net assets resulting from operations		$128,243,874
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,560,140	$32,988,574
Net realized gain (loss)	3,794,109	(141,936,091)
Change in net unrealized appreciation (depreciation)	77,889,625	(149,981,087)
Net increase (decrease) in net assets resulting from operations	128,243,874	(258,928,604)
Distributions to shareholders	(45,020,842)	(32,731,153)

Share transactions
Proceeds from sales of shares	1,739,362,521	4,264,535,013
Reinvestment of distributions	27,360	9,870,551
Cost of shares redeemed	(1,006,088,915)	(5,389,446,258)

Net increase (decrease) in net assets resulting from share transactions	733,300,966	(1,115,040,694)
Total increase (decrease) in net assets	816,523,998	(1,406,700,451)

Net Assets
Beginning of period	1,106,405,393	2,513,105,844
End of period	$1,922,929,391	$1,106,405,393

Other Information
Shares
Sold	183,901,067	430,605,180
Issued in reinvestment of distributions	2,825	983,117
Redeemed	(106,852,724)	(547,031,720)
Net increase (decrease)	77,051,168	(115,443,423)

Financial Highlights
Fidelity® SAI Municipal Income Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.58	$10.88	$10.85	$10.70	$10.20
Income from Investment Operations
Net investment income (loss) A,B	.310	.218	.203	.265	.296
Net realized and unrealized gain (loss)	.399	(1.297)	.048	.183	.564
Total from investment operations	.709	(1.079)	.251	.448	.860
Distributions from net investment income	(.299)	(.221)	(.207)	(.266)	(.296)
Distributions from net realized gain	-	-	(.014)	(.032)	(.064)
Total distributions	(.299)	(.221)	(.221)	(.298)	(.360)
Net asset value, end of period	$9.99	$9.58	$10.88	$10.85	$10.70
Total Return C	7.55%	(9.94)%	2.33%	4.27%	8.51%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.37%	.38%	.36%	.37%	.44%
Expenses net of fee waivers, if any	.36%	.36%	.36%	.36%	.36%
Expenses net of all reductions	.36%	.36%	.36%	.36%	.36%
Net investment income (loss)	3.22%	2.16%	1.87%	2.49%	2.80%
Supplemental Data
Net assets, end of period (000 omitted)	$1,922,929	$1,106,405	$2,513,106	$1,586,052	$1,258,733
Portfolio turnover rate F	14%	26% G	4%	17%	21%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity SAI Municipal Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred a corporate tax liability on undistributed net investment income which is included in Miscellaneous expense on the Statement of Operations. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$70,855,695
Gross unrealized depreciation	(33,183,981)
Net unrealized appreciation (depreciation)	$37,671,714
Tax Cost	$1,888,992,629

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$14,413
Undistributed ordinary income	$23,675
Capital loss carryforward	$(11,300,947)
Net unrealized appreciation (depreciation) on securities and other investments	$37,671,714

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(4,259,870)
Long-term	(7,041,077)
Total capital loss carryforward	$(11,300,947)

Due to large redemptions in a prior period, Fidelity SAI Municipal Income Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those capital losses are realized and the limitation prevents the Fund from using any of those capital losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Tax-exempt Income	$45,020,842	$32,731,153
Ordinary Income	-	-
Total	$45,020,842	$ 32,731,153

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Municipal Income Fund	893,959,616	186,449,278

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

During January 2024, the Board approved changes to the management fee effective March 1, 2024. The Fund will pay a monthly management fee that is based on an annual rate of .332% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Municipal Income Fund	-	1,100,000	-

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity SAI Municipal Income Fund	157,700,518	(126,836,694)	1,510,770,968

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Municipal Income Fund	$2,239
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .36% of average net assets. This reimbursement will remain in place through April 30, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $99,063.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,713.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $42,748.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Municipal Income Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity® SAI Municipal Income Fund	.36%
Actual		$ 1,000	$ 1,040.20	$ 1.85
Hypothetical-B		$ 1,000	$ 1,023.39	$ 1.84

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2023, 100% of the fund's income dividends was free from federal income tax, and 19.68% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Municipal Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based  on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9887613.105
SIM-ANN-0224
Fidelity® SAI International Credit Fund

Annual Report
December 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Fidelity® SAI International Credit Fund will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity SAI International Credit Fund, on March 1, 2023, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Global Aggregate Credit Ex U.S. Index (Hedged USD) performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Global investment-grade bonds gained 8.68% in 2023, according to the Bloomberg Global Aggregate Credit Index (Hedged USD), as falling commodity prices, cooling inflation and the easing of monetary tightening efforts by the U.S. Federal Reserve and other central banks provided a favorable backdrop for global credit assets. The strong gain followed a difficult 2022, during which the index returned -14.22%. The 2023 advance was driven by a powerful rally in the year's final two months, but the 12-month period was marked by high levels of volatility. The bond market saw sluggish returns for much of the year, including sharp sell-offs in September and October after the U.S. Fed temporarily adopted a "higher for longer" message on interest rates. But after the Fed struck a more optimistic tone at its committee meetings in November and December, a strong relief rally followed, as investors priced in the expectation of rate cuts in 2024. That said, the magnitude of future global easing remains uncertain at year-end. Between March 2022 and July 2023, the Fed hiked its benchmark interest rate 11 times, from a target range of 0% to 0.25% to a range of 5.25% to 5.50%, a 22-year high, before pausing and deciding to hold rates steady through year-end. To varying degrees, other major central banks have followed the Fed's lead: the Bank of England's benchmark rate stood at 5.25% at year-end, while the European Central Bank's was at 4% after policymakers paused increases in October.
Comments from Co-Portfolio Managers Michael Foggin, Lisa Easterbrook and Andrew Lewis:
The fund (excluding sales charges, if applicable) returned 6.21% since the fund's inception on March 1, 2023, lagging, net of fees, the 8.10% result of the benchmark, the Bloomberg Global Aggregate Credit Index (Hedged USD). At year-end, about 58% of the portfolio was in corporate bond holdings, while 23% was in non-benchmark exposure to U.S. government bonds and roughly 13% in non-U.S. government securities. The fund also had about a 4% allocation to cash as of December 31. Roughly 59% of the fund was invested in investment-grade securities rates A and above, while about 32% was in bonds rated BBB and lower. Versus the Bloomberg benchmark, the largest individual relative detractor was a sizable sub-investment-grade stake in Credit Suisse. In March, Swiss regulators orchestrated the bank's takeover by its chief Swiss banking rival, UBS Group, resulting in the loss of the fund's sub-investment-grade position. Holdings in the debt of European property company Heimstaden also detracted from the relative result. Conversely, an overweight stake in senior Credit Suisse bonds, which were folded into the new UBS Group, contributed to the fund's relative result. Top fund holdings at the end of the year included European Investment Bank bonds, KfW and HSBC.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Futures and Swaps - 13.5%
Forward foreign currency contracts - (63.9)%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Forward foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 55.7%
		Principal Amount (a)	Value ($)
Australia - 1.3%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	685,000	681,256
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	1,589,000	1,514,122
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	1,529,000	1,651,095
6.75% 12/2/44 (Reg. S) (b)		298,000	296,138
TOTAL AUSTRALIA			4,142,611
Belgium - 0.8%
KBC Group NV 6.324% 9/21/34 (b)(c)		2,350,000	2,482,030
Denmark - 2.2%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (b)	GBP	2,540,000	2,954,174
4.75% 6/21/30 (Reg. S) (b)	EUR	2,755,000	3,204,884
Jyske Bank A/S 5% 10/26/28 (b)	EUR	810,000	929,071
TOTAL DENMARK			7,088,129
Finland - 0.6%
Nordea Bank Abp 4.125% 5/5/28 (Reg. S)	EUR	1,745,000	1,988,569
France - 4.8%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		2,230,000	1,939,560
2.5% 3/31/32 (Reg. S) (b)	EUR	1,700,000	1,774,799
4.125% 5/24/33 (Reg. S)	EUR	1,000,000	1,163,177
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	1,400,000	1,400,899
Electricite de France SA:
5.5% 1/25/35 (Reg. S)	GBP	1,000,000	1,285,994
5.7% 5/23/28 (c)		492,000	509,046
6.25% 5/23/33 (c)		1,404,000	1,519,390
Engie SA 4.25% 9/6/34 (Reg. S)	EUR	1,700,000	1,988,875
Lagardere S.C.A. 2.125% 10/16/26 (Reg. S)	EUR	100,000	110,058
Societe Generale:
4.75% 11/24/25 (c)		255,000	249,724
6.691% 1/10/34 (b)(c)		2,625,000	2,771,908
Technip Energies NV 1.125% 5/28/28	EUR	643,000	639,865
TOTAL FRANCE			15,353,295
Germany - 9.4%
AGPS BondCo PLC:
4.625% 1/14/26 (Reg. S) (b)	EUR	700,000	266,990
5% 4/27/27 (Reg. S) (b)	EUR	100,000	36,430
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	940,000	1,082,762
Bayer U.S. Finance LLC 6.375% 11/21/30 (c)		1,550,000	1,594,732
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	800,000	1,083,196
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	100,000	108,004
4% 6/24/32 (Reg. S) (b)	EUR	2,300,000	2,438,791
6.125% 12/12/30 (Reg. S) (b)	GBP	1,700,000	2,193,870
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	2,200,000	2,070,274
KfW:
0% 12/15/27 (Reg. S)	EUR	3,200,000	3,216,059
0% 9/17/30 (Reg. S)	EUR	2,500,000	2,342,891
0.75% 1/15/29 (Reg. S)	EUR	4,700,000	4,780,183
2.875% 5/29/26 (Reg. S)	EUR	3,115,000	3,467,835
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	700,000	828,444
Schaeffler AG 3.375% 10/12/28 (Reg. S)	EUR	1,400,000	1,495,300
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	500,000	497,363
Vonovia SE 5% 11/23/30 (Reg. S)	EUR	700,000	815,602
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	900,000	946,361
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	500,000	509,323
TOTAL GERMANY			29,774,410
Greece - 0.4%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	1,065,000	1,145,562
Hong Kong - 0.5%
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		1,828,000	1,602,037
Ireland - 3.2%
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	574,000	615,817
2.25% 4/4/28 (Reg. S) (b)	EUR	3,392,000	3,589,130
6.608% 9/13/29 (b)(c)		204,000	214,904
Avolon Holdings Funding Ltd.:
4.25% 4/15/26 (c)		166,000	160,325
4.375% 5/1/26 (c)		11,000	10,644
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	2,779,000	2,859,507
2.029% 9/30/27 (b)(c)		2,880,000	2,625,994
TOTAL IRELAND			10,076,321
Italy - 0.7%
Enel SpA 3.375% (Reg. S) (b)(d)	EUR	600,000	630,079
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	1,189,000	1,230,428
5.861% 6/19/32 (b)(c)		365,000	357,105
TOTAL ITALY			2,217,612
Luxembourg - 1.8%
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	5,434,000	5,019,586
1.75% 3/12/29 (Reg. S)	EUR	862,000	799,647
TOTAL LUXEMBOURG			5,819,233
Mexico - 0.5%
Petroleos Mexicanos 6.5% 3/13/27		1,689,000	1,569,714
Netherlands - 3.2%
ING Groep NV:
3% 2/18/26 (Reg. S)	GBP	600,000	737,105
4.5% 5/23/29 (Reg. S) (b)	EUR	1,400,000	1,592,174
4.75% 5/23/34 (Reg. S) (b)	EUR	3,300,000	3,872,772
Rabobank Nederland 4% 1/10/30 (Reg. S)	EUR	1,300,000	1,481,504
REWE International Finance 4.875% 9/13/30 (Reg. S)	EUR	1,200,000	1,403,151
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	1,000,000	1,153,679
TOTAL NETHERLANDS			10,240,385
Poland - 0.2%
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	748,000	594,956
Portugal - 0.1%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	400,000	396,694
Spain - 0.9%
Telefonica Emisiones S.A.U. 5.375% 2/2/26	GBP	515,000	663,597
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	1,900,000	2,136,577
TOTAL SPAIN			2,800,174
Sweden - 0.7%
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	2,000,000	908,551
Samhallsbyggnadsbolaget I Norden AB 2.25% 8/12/27 (Reg. S)	EUR	2,035,000	1,505,001
TOTAL SWEDEN			2,413,552
Switzerland - 3.7%
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		441,000	434,676
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		3,590,000	3,478,667
5.75% 8/15/50 (Reg. S) (b)		382,000	376,339
UBS Group AG:
1% 3/21/25 (Reg. S) (b)	EUR	605,000	663,017
2.125% 11/15/29 (Reg. S) (b)	GBP	728,000	821,566
4.988% 8/5/33 (Reg. S) (b)		1,330,000	1,285,883
6.537% 8/12/33 (b)(c)		1,115,000	1,189,880
7.375% 9/7/33 (Reg. S) (b)	GBP	1,099,000	1,611,661
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		2,250,000	1,830,083
TOTAL SWITZERLAND			11,691,772
United Kingdom - 17.9%
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	700,000	979,503
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	615,000	639,590
Barclays PLC:
3.375% 4/2/25 (Reg. S) (b)	EUR	185,000	203,651
5.262% 1/29/34 (Reg. S) (b)	EUR	2,700,000	3,188,572
7.437% 11/2/33 (b)		1,135,000	1,270,887
8.407% 11/14/32 (Reg. S) (b)	GBP	945,000	1,283,697
BAT Capital Corp. 2.125% 8/15/25	GBP	101,000	122,268
Heathrow Funding Ltd. 2.625% 3/16/28 (Reg. S)	GBP	2,103,000	2,381,778
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	820,000	956,729
4.856% 5/23/33 (Reg. S) (b)	EUR	1,630,000	1,908,697
6.254% 3/9/34 (b)		1,200,000	1,275,488
6.8% 9/14/31 (b)	GBP	1,170,000	1,606,800
7.39% 11/3/28 (b)		460,000	492,907
8.201% 11/16/34 (Reg. S) (b)	GBP	485,000	681,806
Imperial Brands Finance Netherlands BV 5.25% 2/15/31 (Reg. S)	EUR	1,355,000	1,546,854
Imperial Tobacco Finance PLC:
4.875% 6/7/32 (Reg. S)	GBP	1,200,000	1,409,355
8.125% 3/15/24	GBP	510,000	652,280
John Lewis PLC 6.125% 1/21/25	GBP	2,031,000	2,578,964
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	1,172,000	1,340,003
4.5% 1/11/29 (Reg. S) (b)	EUR	2,015,000	2,309,024
4.75% 9/21/31 (Reg. S) (b)	EUR	2,550,000	2,973,612
Mobico Group PLC 4.875% 9/26/31 (Reg. S)	EUR	2,290,000	2,561,365
Nationwide Building Society 3% 5/6/26 (Reg. S)	GBP	430,000	527,337
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	1,259,000	1,428,942
4.771% 2/16/29 (Reg. S) (b)	EUR	2,250,000	2,581,246
7.416% 6/6/33 (Reg. S) (b)	GBP	1,455,000	1,936,081
NatWest Markets PLC 0.125% 11/12/25 (Reg. S)	EUR	345,000	358,661
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	2,006,000	2,006,602
Reckitt Benckiser Treasury Services PLC 3.875% 9/14/33 (Reg. S)	EUR	1,240,000	1,449,422
Rolls-Royce PLC 3.375% 6/18/26	GBP	1,420,000	1,716,896
Santander UK Group Holdings PLC 3.625% 1/14/26 (Reg. S)	GBP	550,000	678,098
Severn Trent Utilities Finance PLC 4.625% 11/30/34 (Reg. S)	GBP	630,000	783,988
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	345,000	387,522
SW Finance I PLC 7.375% 12/12/41 (Reg. S)	GBP	471,000	641,786
Tesco Corporate Treasury Services PLC:
2.75% 4/27/30 (Reg. S)	GBP	1,370,000	1,542,463
5.5% 2/27/35 (Reg. S)	GBP	420,000	541,089
Thames Water Utility Finance PLC 4% 6/19/25 (Reg. S)	GBP	520,000	632,395
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	2,417,000	2,372,399
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	900,000	1,079,501
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	630,000	631,449
Virgin Money UK PLC 7.625% 8/23/29 (Reg. S) (b)	GBP	1,755,000	2,378,112
Vodafone Group PLC 4.875% 10/3/78 (Reg. S) (b)	GBP	525,000	650,029
Whitbread PLC 2.375% 5/31/27 (Reg. S)	GBP	235,000	272,679
TOTAL UNITED KINGDOM			56,960,527
United States of America - 2.8%
Bank of America Corp. 2.3% 7/25/25 (Reg. S)	GBP	545,000	666,227
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	1,069,000	1,301,382
Carrier Global Corp. 4.5% 11/29/32 (Reg. S)	EUR	800,000	944,525
Citigroup, Inc. 5.875% 7/1/24 (Reg. S)	GBP	500,000	636,228
Duke Energy Corp. 3.85% 6/15/34	EUR	1,238,000	1,350,457
Ford Motor Credit Co. LLC 6.86% 6/5/26	GBP	1,000,000	1,313,986
General Motors Financial Co., Inc.:
2.25% 9/6/24 (Reg. S)	GBP	540,000	672,188
5.15% 8/15/26 (Reg. S)	GBP	310,000	396,874
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	385,000	398,030
Southern Co. 1.875% 9/15/81 (b)	EUR	1,211,000	1,144,907
TOTAL UNITED STATES OF AMERICA			8,824,804
TOTAL NONCONVERTIBLE BONDS (Cost $166,687,625)			177,182,387

U.S. Government and Government Agency Obligations - 23.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 23.2%
U.S. Treasury Bonds:
1.125% 8/15/40	700,000	446,797
2.25% 5/15/41	16,900,000	12,872,387
3.25% 5/15/42	580,200	509,035
3.625% 5/15/53	1,600,000	1,479,250
4% 11/15/42 (e)	6,000,000	5,831,016
6.25% 5/15/30 (f)	18,050,000	20,403,554
U.S. Treasury Notes:
1% 7/31/28	15,000,000	13,193,555
3.5% 2/15/33	200,000	193,945
4.375% 11/30/28	3,700,000	3,786,141
4.625% 2/28/25	11,000,000	10,993,555
4.625% 9/30/28	4,000,000	4,128,750

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $73,607,606)		73,837,985

Foreign Government and Government Agency Obligations - 7.0%
		Principal Amount (a)	Value ($)
Germany - 3.7%
German Federal Republic:
1% 5/15/38(Reg. S)	EUR	5,010,000	4,701,724
1.8% 8/15/53(Reg. S)	EUR	2,050,000	2,040,974
3.25% 7/4/42	EUR	3,850,000	4,853,716
TOTAL GERMANY			11,596,414
Japan - 3.3%
Japan Government, yield at date of purchase -0.1896% to -0.1796% 2/5/24 to 2/26/24	JPY	1,487,850,000	10,554,131
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $20,829,332)			22,150,545

Supranational Obligations - 5.0%
		Principal Amount (a)	Value ($)
European Investment Bank:
0% 3/13/26 (Reg. S)	EUR	3,200,000	3,349,635
0% 6/17/27	EUR	1,300,000	1,323,039
0% 1/14/31 (Reg. S)	EUR	2,800,000	2,599,105
0.625% 1/22/29 (Reg. S)	EUR	2,000,000	2,022,295
3% 11/15/28 (Reg. S)	EUR	1,500,000	1,699,837
4.5% 10/15/25	EUR	2,800,000	3,190,221
European Union 2.75% 10/5/26 (Reg. S)	EUR	1,600,000	1,779,613
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $15,235,749)			15,963,745

Preferred Securities - 4.5%
		Principal Amount (a)	Value ($)
Australia - 0.3%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(d)		1,045,000	1,001,948
Canada - 0.0%
Bank of Nova Scotia:
CME Term SOFR 3 Month Index + 2.900% 8.3354% (b)(d)(g)		90,000	83,058
4.9% (b)(d)		33,000	31,641
TOTAL CANADA			114,699
Czech Republic - 0.1%
CPI Property Group SA 3.75% (Reg. S) (b)(d)	EUR	1,740,000	453,773
Finland - 0.2%
Citycon Oyj 4.496% (Reg. S) (b)(d)	EUR	637,000	567,886
Germany - 1.6%
Aroundtown SA 3.375% (Reg. S) (b)(d)	EUR	2,700,000	1,206,812
AT Securities BV USD SWAP SEMI 30/360 5Y INDX + 3.540% 7.747% (Reg. S) (b)(d)(g)		250,000	122,808
Grand City Properties SA 1.5% (Reg. S) (b)(d)	EUR	800,000	396,120
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(d)	EUR	100,000	110,934
3.748% (Reg. S) (b)(d)	EUR	100,000	103,426
3.875% (Reg. S) (b)(d)	EUR	2,900,000	2,997,119
TOTAL GERMANY			4,937,219
Ireland - 0.4%
AerCap Holdings NV 5.875% 10/10/79 (b)		718,000	718,518
AIB Group PLC 6.25% (Reg. S) (b)(d)	EUR	410,000	448,664
TOTAL IRELAND			1,167,182
Sweden - 0.4%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(d)	EUR	275,000	163,311
3.625% (Reg. S) (b)(d)	EUR	2,155,000	983,727
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(d)	EUR	647,000	122,027
TOTAL SWEDEN			1,269,065
Switzerland - 0.1%
Credit Suisse Group AG Claim (h)		611,000	70,265
UBS Group AG 7% (Reg. S) (b)(d)		250,000	263,139
TOTAL SWITZERLAND			333,404
United Kingdom - 1.4%
Barclays PLC 7.125% (b)(d)	GBP	425,000	527,857
British American Tobacco PLC 3% (Reg. S) (b)(d)	EUR	3,012,000	2,969,016
Mobico Group PLC 4.25% (Reg. S) (b)(d)	GBP	340,000	396,169
SSE PLC 3.74% (Reg. S) (b)(d)	GBP	337,000	414,843
TOTAL UNITED KINGDOM			4,307,885
TOTAL PREFERRED SECURITIES (Cost $14,973,721)			14,153,061

Money Market Funds - 3.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (i) (Cost $12,171,582)	12,169,149	12,171,582

TOTAL INVESTMENT IN SECURITIES - 99.2% (Cost $303,505,615)	315,459,305
NET OTHER ASSETS (LIABILITIES) - 0.8%	2,446,797
NET ASSETS - 100.0%	317,906,102

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	25	Mar 2024	1,987,546	57,979	57,979
Eurex Euro-Bund Contracts (Germany)	6	Mar 2024	908,904	28,854	28,854
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	3	Mar 2024	469,355	35,562	35,562
TME 10 Year Canadian Note Contracts (Canada)	106	Mar 2024	9,934,025	417,887	417,887

TOTAL BOND INDEX CONTRACTS					540,282

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	143	Mar 2024	29,445,711	294,665	294,665
CBOT 5-Year U.S. Treasury Note Contracts (United States)	75	Mar 2024	8,158,008	181,292	181,292
CBOT Long Term U.S. Treasury Bond Contracts (United States)	2	Mar 2024	249,875	1,996	1,996

TOTAL TREASURY CONTRACTS					477,953

TOTAL PURCHASED					1,018,235

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	43	Mar 2024	5,626,241	(299,728)	(299,728)

TOTAL FUTURES CONTRACTS					718,507
The notional amount of futures purchased as a percentage of Net Assets is 16.1%
The notional amount of futures sold as a percentage of Net Assets is 1.8%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $47,489,179.
Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

CAD	248,000	USD	185,466	BNP Paribas S.A.	1/12/24	1,721
EUR	15,237,000	USD	16,460,074	JPMorgan Chase Bank, N.A.	1/12/24	367,335
GBP	58,000	USD	73,410	BNP Paribas S.A.	1/12/24	524
GBP	1,646,000	USD	2,102,115	Citibank, N. A.	1/12/24	(3,928)
USD	103,098	AUD	157,000	Brown Brothers Harriman & Co	1/12/24	(3,924)
USD	380,225	CAD	504,000	BNP Paribas S.A.	1/12/24	(188)
USD	69,281	CAD	94,000	Canadian Imperial Bk. of Comm.	1/12/24	(1,669)
USD	147,696,785	EUR	136,224,000	Bank of America, N.A.	1/12/24	(2,746,016)
USD	3,941,821	EUR	3,565,000	Bank of America, N.A.	1/12/24	4,713
USD	1,362,124	EUR	1,260,000	Brown Brothers Harriman & Co	1/12/24	(29,392)
USD	160,768	EUR	146,000	Citibank, N. A.	1/12/24	(471)
USD	173,820	EUR	159,000	JPMorgan Chase Bank, N.A.	1/12/24	(1,776)
USD	52,914,097	GBP	41,918,000	BNP Paribas S.A.	1/12/24	(519,548)
USD	1,044,478	GBP	821,000	BNP Paribas S.A.	1/12/24	(2,066)
USD	553,415	GBP	442,000	Bank of America, N.A.	1/12/24	(10,011)
USD	10,382,349	JPY	1,489,100,000	BNP Paribas S.A.	1/12/24	(194,094)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(3,138,790)
Unrealized Appreciation						374,293
Unrealized Depreciation						(3,513,083)

For the period, the average contract value for forward foreign currency contracts was $144,015,026. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Jun 2028	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	2,350,000	(29,924)	3,040	(26,884)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
JPY	-	Japanese yen
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,625,242 or 4.9% of net assets.

(d)	Security is perpetual in nature with no stated maturity date.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $931,744.
(f)	Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $4,212,561.
(g)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(h)	Non-income producing - Security is in default.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	322,390,825	310,219,243	617,662	-	-	12,171,582	0.0%
Total	-	322,390,825	310,219,243	617,662	-	-	12,171,582

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	177,182,387	-	177,182,387	-

U.S. Government and Government Agency Obligations	73,837,985	-	73,837,985	-

Foreign Government and Government Agency Obligations	22,150,545	-	22,150,545	-

Supranational Obligations	15,963,745	-	15,963,745	-

Preferred Securities	14,153,061	-	14,153,061	-

Money Market Funds	12,171,582	12,171,582	-	-
Total Investments in Securities:	315,459,305	12,171,582	303,287,723	-
Derivative Instruments: Assets
Futures Contracts	1,018,235	1,018,235	-	-
Forward Foreign Currency Contracts	374,293	-	374,293	-
Total Assets	1,392,528	1,018,235	374,293	-
Liabilities
Futures Contracts	(299,728)	(299,728)	-	-
Forward Foreign Currency Contracts	(3,513,083)	-	(3,513,083)	-
Swaps	(29,924)	-	(29,924)	-
Total Liabilities	(3,842,735)	(299,728)	(3,543,007)	-
Total Derivative Instruments:	(2,450,207)	718,507	(3,168,714)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	0	(29,924)
Total Credit Risk	0	(29,924)
Foreign Exchange Risk
Forward Foreign Currency Contracts (b)	374,293	(3,513,083)
Total Foreign Exchange Risk	374,293	(3,513,083)
Interest Rate Risk
Futures Contracts (c)	1,018,235	(299,728)
Total Interest Rate Risk	1,018,235	(299,728)
Total Value of Derivatives	1,392,528	(3,842,735)

(a)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

(b)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(c)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets ($)	Value of Derivative Liabilities ($)	Collateral Received(a) ($)	Collateral Pledged(a) ($)	Net(b) ($)
Bank of America, N.A.	4,713	(2,756,027)	-	2,751,314	-
BNP Paribas S.A.	2,245	(715,896)	-	713,651	-
Brown Brothers Harriman & Co	-	(33,316)	-	-	(33,316)
Canadian Imperial Bk. of Comm.	-	(1,669)	-	-	(1,669)
Citibank, N.A.	-	(4,399)	-	-	(4,399)
JPMorgan Chase Bank, N.A.	367,335	(31,700)	(316,448)	-	19,187
Total	$374,293	$(3,543,007)	$(316,448)	$3,464,965	$(20,197)

(a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.
(b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $291,334,033)	$303,287,723
Fidelity Central Funds (cost $12,171,582)	12,171,582

Total Investment in Securities (cost $303,505,615)		$315,459,305
Foreign currency held at value (cost $1,550,888)		1,562,170
Unrealized appreciation on forward foreign currency contracts		374,293
Dividends receivable		15,663
Interest receivable		4,077,861
Distributions receivable from Fidelity Central Funds		61,774
Receivable for daily variation margin on futures contracts		69,395
Prepaid expenses		4,841
Receivable from investment adviser for expense reductions		25,700
Total assets		321,651,002
Liabilities
Unrealized depreciation on forward foreign currency contracts	$3,513,083
Bi-lateral OTC swaps, at value	29,924
Accrued management fee	104,533
Other payables and accrued expenses	97,360
Total Liabilities		3,744,900
Net Assets		$317,906,102
Net Assets consist of:
Paid in capital		$308,082,676
Total accumulated earnings (loss)		9,823,426
Net Assets		$317,906,102
Net Asset Value, offering price and redemption price per share ($317,906,102 ÷ 30,754,811 shares)		$10.34
Statement of Operations
		For the period March 1, 2023 (commencement of operations) through December 31, 2023
Investment Income
Dividends		$675,883
Interest		8,336,698
Income from Fidelity Central Funds		617,662
Income before foreign taxes withheld		$9,630,243
Less foreign taxes withheld		(901)
Total Income		9,629,342
Expenses
Management fee	$793,039
Custodian fees and expenses	15,950
Independent trustees' fees and expenses	554
Registration fees	35,648
Audit	87,821
Legal	92
Miscellaneous	752
Total expenses before reductions	933,856
Expense reductions	(115,302)
Total expenses after reductions		818,554
Net Investment income (loss)		8,810,788
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(907,465)
Forward foreign currency contracts	(598,286)
Foreign currency transactions	505,004
Futures contracts	(114,976)
Swaps	(13,480)
Total net realized gain (loss)		(1,129,203)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	11,953,690
Forward foreign currency contracts	(3,138,790)
Assets and liabilities in foreign currencies	77,594
Futures contracts	718,507
Swaps	(26,884)
Total change in net unrealized appreciation (depreciation)		9,584,117
Net gain (loss)		8,454,914
Net increase (decrease) in net assets resulting from operations		$17,265,702
Statement of Changes in Net Assets

For the period March 1, 2023 (commencement of operations) through December 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,810,788
Net realized gain (loss)	(1,129,203)
Change in net unrealized appreciation (depreciation)	9,584,117
Net increase (decrease) in net assets resulting from operations	17,265,702
Distributions to shareholders	(7,442,276)

Share transactions
Proceeds from sales of shares	300,640,551
Reinvestment of distributions	7,442,276
Cost of shares redeemed	(151)

Net increase (decrease) in net assets resulting from share transactions	308,082,676
Total increase (decrease) in net assets	317,906,102

Net Assets
Beginning of period	-
End of period	$317,906,102

Other Information
Shares
Sold	30,012,002
Issued in reinvestment of distributions	742,824
Redeemed	(15)
Net increase (decrease)	30,754,811

Financial Highlights
Fidelity SAI International Credit Fund

Years ended December 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.369
Net realized and unrealized gain (loss)	.241
Total from investment operations	.610
Distributions from net investment income	(.270)
Total distributions	(.270)
Net asset value, end of period	$10.34
Total Return D,E	6.21%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.46% H,I
Expenses net of fee waivers, if any	.41% H,I
Expenses net of all reductions	.41% H,I
Net investment income (loss)	4.43% H,I
Supplemental Data
Net assets, end of period (000 omitted)	$317,906
Portfolio turnover rate J,K	95% I

AFor the period March 1, 2023 (commencement of operations) through December 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JPortfolio turnover rate excludes securities received or delivered in-kind.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity SAI International Credit Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,233,567
Gross unrealized depreciation	(3,504,208)
Net unrealized appreciation (depreciation)	$8,729,359
Tax Cost	$301,710,792

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$668,978
Undistributed long-term capital gain	$347,495
Net unrealized appreciation (depreciation) on securities and other investments	$8,806,953

The tax character of distributions paid was as follows:

December 31, 2023A
Ordinary Income	$7,442,276
Long-term Capital Gains	-
Total	$7,442,276

A For the period March 1, 2023 (commencement of operations) through December 31, 2023.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. A summary of derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity SAI International Credit Fund
Credit Risk
Purchased Options	(203,443)	-
Swaps	(13,480)	(26,884)
Total Credit Risk	(216,923)	(26,884)
Foreign Exchange Risk
Forward Foreign Currency Contracts	(598,286)	(3,138,790)
Total Foreign Exchange Risk	(598,286)	(3,138,790)
Interest Rate Risk
Futures Contracts	(114,976)	718,507
Total Interest Rate Risk	(114,976)	718,507
Totals	(930,185)	(2,447,167)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. OTC options, such as swaptions, which are options where the underlying instrument is a swap, were used to manage exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in total accumulated earnings (loss) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Credit Fund	306,994,282	120,234,395
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .40% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity SAI International Credit Fund	2,565,606	25,630,401

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI International Credit Fund	$203
8. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .41% of average net assets. This reimbursement will remain in place through April 30, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $113,438.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,864.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity SAI International Credit Fund	100%
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Credit Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Credit Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of December 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period March 1, 2023 (commencement of operations) through December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period March 1, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity® SAI International Credit Fund	.41%
Actual		$ 1,000	$ 1,060.00	$ 2.13
Hypothetical-B		$ 1,000	$ 1,023.14	$ 2.09

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $347,495, or, if subsequently determined to be different, the net capital gain of such year

A total of 17.25% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $6,634,045 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9908914.100
ICR-ANN-0224
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund

Annual Report
December 31, 2023

Contents

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Life of Fund A
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund	4.65%	1.26%

A   From August 13, 2021
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund, on August 13, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg US Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index performed over the same period.

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds gained 5.53% in 2023, according to the Bloomberg U.S. Aggregate Bond Index. The strong full-year gain was driven by a powerful rally in the year's final two months, but the 12-month period was marked by high levels of volatility. The first months of the year saw the bond market start to rebound from the historic downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The index advanced 3.59% in the first four months of 2023 on optimism the central bank would soon be done with its hiking cycle, only to fall back in each of the next six months, as cooling but still-high inflation and a strong labor market suggested it may need to keep raising rates. Bonds saw particularly sharp sell-offs in September (-2.54%) and October (-1.58%) after policymakers explicitly adopted a "higher for longer" message on rates. At its committee meetings in November and December, though, the Fed struck a new, more optimistic tone, and the remarks, which in both months were soon followed by a mild consumer price index report, led to a strong relief rally. The index gained 4.53% in November, its best month since the 1980s, and a further 3.83% in December. For the full 12 months, long-term bonds outperformed short-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets, including corporate bonds and asset-backed securities, outpaced U.S. Treasuries.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the year, the fund returned 4.65% versus 4.57% for the benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index. In managing the fund, we attempt to hold all positions held by the index in the same relative proportions. This past year, the fund's performance versus the benchmark was slightly boosted by "pricing basis." On December 29, 2023, the fund was priced at 4 p.m. Eastern Time, while the benchmark was priced at 1:00 p.m. ET. This time difference accounted for most of the variance between the respective results. TIPS' returns were muted during much of the past year, as the U.S. Federal Reserve sought to tame inflation by raising its policy interest rates, eventually settling in a range of 5.25% to 5.50%, a 22-year high and up from a range of 0% to 0.25% in March 2022, when the central bank began its inflation-fighting campaign. For much of the year, rising policy rates - or the expectation of further hikes - drove market bond yields higher and prices, which move inversely to yields, lower. But TIPS rallied, along with the broader U.S. bond market, in the final two months of 2023, when bond yields fell sharply and prices rose amid optimism the Fed had reached the end of its hiking cycle and would begin to cut interest rates in early 2024. However, TIPS, crimped by moderating consumer price pressures, underperformed nominal U.S. Treasuries during the year-end rally. Inflation, as measured by the Consumer Price Index-U index, rose 3.4% over the 12-month period, compared with its peak of 9% in June 2022.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Investment Summary December 31, 2023 (Unaudited)
Coupon Distribution (% of Fund's Investments)

0.01 - 0.99%	74.3
1 - 1.99%	13.9
2 - 2.99%	10.6
3 - 3.99%	0.0
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
The coupon rates on inflation-protected securities tend to be lower than their nominal bond counterparts since inflation-protected securities get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund's prospectus for more information.
Asset Allocation (% of Fund's net assets)

Inflation Protected Securities - 98.4%.

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
U.S. Treasury Inflation-Protected Obligations - 98.4%
	Principal Amount (a)	Value ($)
U.S. Treasury Inflation-Indexed Bonds:
1.75% 1/15/28	169,038,162	168,054,996
2% 1/15/26	126,775,185	125,806,881
2.375% 1/15/25	191,136,908	189,663,268
2.375% 1/15/27	106,857,226	107,835,648
3.625% 4/15/28	2,092,486	2,242,365
U.S. Treasury Inflation-Indexed Notes:
0.125% 7/15/24	326,287,991	320,721,921
0.125% 10/15/24	292,713,045	286,366,880
0.125% 4/15/25	372,680,397	359,426,839
0.125% 10/15/25	530,902,905	510,589,504
0.125% 4/15/26	202,060,353	192,370,522
0.125% 7/15/26	267,672,062	255,109,654
0.125% 10/15/26	314,017,910	298,266,911
0.125% 4/15/27	482,078,856	453,125,996
0.25% 1/15/25	421,850,640	409,519,323
0.375% 7/15/25	337,222,414	326,771,726
0.375% 1/15/27	246,573,647	234,383,478
0.375% 7/15/27	477,005,480	453,401,443
0.5% 4/15/24	174,106,653	171,920,376
0.5% 1/15/28	170,695,742	161,579,880
0.625% 1/15/24	315,005,380	314,179,286
0.625% 1/15/26	226,597,844	218,676,652
0.75% 7/15/28	332,532,410	318,362,350
1.25% 4/15/28	526,409,768	512,892,578
1.625% 10/15/27	311,796,726	309,535,047
2.375% 10/15/28	318,326,050	327,984,457
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS (Cost $7,277,559,952)		7,028,787,981

Money Market Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (b) (Cost $86,324,413)	86,307,151	86,324,413

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $7,363,884,365)	7,115,112,394
NET OTHER ASSETS (LIABILITIES) - 0.4%	25,131,052
NET ASSETS - 100.0%	7,140,243,446

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	44,118,348	2,022,587,509	1,980,381,444	3,588,653	-	-	86,324,413	0.2%
Total	44,118,348	2,022,587,509	1,980,381,444	3,588,653	-	-	86,324,413

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Government and Government Agency Obligations	7,028,787,981	-	7,028,787,981	-

Money Market Funds	86,324,413	86,324,413	-	-
Total Investments in Securities:	7,115,112,394	86,324,413	7,028,787,981	-
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $7,277,559,952)	$7,028,787,981
Fidelity Central Funds (cost $86,324,413)	86,324,413

Total Investment in Securities (cost $7,363,884,365)		$7,115,112,394
Receivable for fund shares sold		227,190,653
Interest receivable		15,197,956
Distributions receivable from Fidelity Central Funds		477,418
Total assets		7,357,978,421
Liabilities
Payable for investments purchased	$216,523,982
Payable for fund shares redeemed	1,200,018
Other payables and accrued expenses	10,975
Total Liabilities		217,734,975
Net Assets		$7,140,243,446
Net Assets consist of:
Paid in capital		$7,519,625,643
Total accumulated earnings (loss)		(379,382,197)
Net Assets		$7,140,243,446
Net Asset Value, offering price and redemption price per share ($7,140,243,446 ÷ 753,812,074 shares)		$9.47
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$186,982,900
Income from Fidelity Central Funds		3,588,653
Total Income		190,571,553
Expenses
Custodian fees and expenses	$27,100
Independent trustees' fees and expenses	24,307
Miscellaneous	45
Total expenses before reductions	51,452
Expense reductions	(15,616)
Total expenses after reductions		35,836
Net Investment income (loss)		190,535,717
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(80,571,468)
Total net realized gain (loss)		(80,571,468)
Change in net unrealized appreciation (depreciation) on investment securities		194,932,184
Net gain (loss)		114,360,716
Net increase (decrease) in net assets resulting from operations		$304,896,433
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$190,535,717	$325,376,783
Net realized gain (loss)	(80,571,468)	(74,330,381)
Change in net unrealized appreciation (depreciation)	194,932,184	(438,607,987)
Net increase (decrease) in net assets resulting from operations	304,896,433	(187,561,585)
Distributions to shareholders	(172,713,221)	(321,403,836)
Distributions to shareholders from tax return of capital	-	(7,063,045)

Total Distributions	(172,713,221)	(328,466,881)
Share transactions
Proceeds from sales of shares	1,554,558,912	5,984,686,737
Reinvestment of distributions	172,713,220	328,466,347
Cost of shares redeemed	(1,226,661,924)	(3,489,663,060)

Net increase (decrease) in net assets resulting from share transactions	500,610,208	2,823,490,024
Total increase (decrease) in net assets	632,793,420	2,307,461,558

Net Assets
Beginning of period	6,507,450,026	4,199,988,468
End of period	$7,140,243,446	$6,507,450,026

Other Information
Shares
Sold	164,186,153	600,008,830
Issued in reinvestment of distributions	18,315,070	35,243,170
Redeemed	(129,737,211)	(352,053,102)
Net increase (decrease)	52,764,012	283,198,898

Financial Highlights
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund

Years ended December 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$9.28	$10.05	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.265	.531	.127
Net realized and unrealized gain (loss)	.166	(.814)	.005
Total from investment operations	.431	(.283)	.132
Distributions from net investment income	(.241)	(.477)	(.071)
Distributions from tax return of capital	-	(.010)	(.011)
Total distributions	(.241)	(.487)	(.082)
Net asset value, end of period	$9.47	$9.28	$10.05
Total Return D,E	4.65%	(2.84)%	1.33%
Ratios to Average Net Assets C,F,G
Expenses before reductions H	-%	-%	-% I
Expenses net of fee waivers, if any H	-%	-%	-% I
Expenses net of all reductions H	-%	-%	-% I
Net investment income (loss)	2.81%	5.38%	3.33% I
Supplemental Data
Net assets, end of period (000 omitted)	$7,140,243	$6,507,450	$4,199,988
Portfolio turnover rate J	31%	21% K	33% K

AFor the period August 13, 2021 (commencement of operations) through December 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Life of Fund A
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund	2.81%	-6.56%

A   From August 13, 2021
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund, on August 13, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg US Treasury Inflation-Protected Securities (TIPS) 5+ Years Index performed over the same period.

Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds gained 5.53% in 2023, according to the Bloomberg U.S. Aggregate Bond Index. The strong full-year gain was driven by a powerful rally in the year's final two months, but the 12-month period was marked by high levels of volatility. The first months of the year saw the bond market start to rebound from the historic downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The index advanced 3.59% in the first four months of 2023 on optimism the central bank would soon be done with its hiking cycle, only to fall back in each of the next six months, as cooling but still-high inflation and a strong labor market suggested it may need to keep raising rates. Bonds saw particularly sharp sell-offs in September (-2.54%) and October (-1.58%) after policymakers explicitly adopted a "higher for longer" message on rates. At its committee meetings in November and December, though, the Fed struck a new, more optimistic tone, and the remarks, which in both months were soon followed by a mild consumer price index report, led to a strong relief rally. The index gained 4.53% in November, its best month since the 1980s, and a further 3.83% in December. For the full 12 months, long-term bonds outperformed short-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets, including corporate bonds and asset-backed securities, outpaced U.S. Treasuries.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the year, the fund returned 2.81% versus 2.99% for the benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 5+ Year Index. In managing the fund, we attempt to hold all positions held by the index in the same relative proportions. This past year, "pricing basis" slightly detracted from the fund's performance versus the benchmark. On December 29, 2023, the fund was priced at 4 p.m. Eastern Time, while the benchmark was priced at 1:00 p.m. ET. This time difference accounted for most of the variance between the respective results. TIPS' returns were muted during much of the past year, as the U.S. Federal Reserve sought to tame inflation by raising its policy interest rates, eventually settling in a range of 5.25% to 5.50%, a 22-year high and up from a range of 0% to 0.25% in March 2022, when the central bank began its inflation-fighting campaign. For much of the year, rising policy rates - or the expectation of further hikes - drove market bond yields higher and prices, which move inversely to yields, lower. But TIPS rallied, along with the broader U.S. bond market, in the final two months of 2023, when bond yields fell sharply and prices rose amid optimism the Fed had reached the end of its hiking cycle and would begin to cut interest rates in early 2024. However, TIPS, crimped by moderating consumer price pressures, underperformed nominal U.S. Treasuries during the year-end rally. Inflation, as measured by the Consumer Price Index-U index, rose 3.4% over the 12-month period, compared with its peak of 9% in June 2022.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Investment Summary December 31, 2023 (Unaudited)
Coupon Distribution (% of Fund's Investments)

0.01 - 0.99%	64.6
1 - 1.99%	26.0
2 - 2.99%	5.1
3 - 3.99%	4.3
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
The coupon rates on inflation-protected securities tend to be lower than their nominal bond counterparts since inflation-protected securities get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund's prospectus for more information.
Asset Allocation (% of Fund's net assets)

Inflation Protected Securities - 99.5%.

Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
U.S. Treasury Inflation-Protected Obligations - 99.5%
	Principal Amount (a)	Value ($)
U.S. Treasury Inflation-Indexed Bonds:
0.125% 2/15/51	232,872,110	144,374,672
0.125% 2/15/52	466,190,232	286,240,639
0.25% 2/15/50	196,295,588	128,151,142
0.625% 2/15/43	283,563,465	221,756,214
0.75% 2/15/42	358,246,399	290,685,439
0.75% 2/15/45	280,044,151	219,213,760
0.875% 2/15/47	201,216,366	158,769,434
1% 2/15/46	400,466,002	327,991,754
1% 2/15/48	215,517,525	174,117,153
1% 2/15/49	135,762,607	109,423,686
1.375% 2/15/44	303,389,294	271,475,240
2.125% 2/15/40	100,553,204	103,370,054
2.125% 2/15/41	239,203,977	245,893,224
2.5% 1/15/29	147,200,698	152,230,187
3.375% 4/15/32	200,348,682	224,279,456
3.875% 4/15/29	184,267,947	203,205,964
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/30	597,264,680	541,622,770
0.125% 7/15/30	650,516,781	588,012,012
0.125% 1/15/31	690,216,411	616,450,575
0.125% 7/15/31	747,568,834	665,023,484
0.125% 1/15/32	711,474,508	625,293,567
0.25% 7/15/29	640,916,707	592,597,321
0.625% 7/15/32	778,525,336	711,735,602
0.875% 1/15/29	581,991,156	557,203,762
1.125% 1/15/33	776,209,320	734,869,779
1.375% 7/15/33	784,607,225	761,318,545
1.5% 2/15/53	192,724,448	174,924,964
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS (Cost $11,425,432,226)		9,830,230,399

Money Market Funds - 0.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (b) (Cost $1,277,209)	1,276,953	1,277,209

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $11,426,709,435)	9,831,507,608
NET OTHER ASSETS (LIABILITIES) - 0.5%	52,987,464
NET ASSETS - 100.0%	9,884,495,072

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	10,966,988	451,697,973	461,387,752	527,400	-	-	1,277,209	0.0%
Total	10,966,988	451,697,973	461,387,752	527,400	-	-	1,277,209

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Government and Government Agency Obligations	9,830,230,399	-	9,830,230,399	-

Money Market Funds	1,277,209	1,277,209	-	-
Total Investments in Securities:	9,831,507,608	1,277,209	9,830,230,399	-
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $11,425,432,226)	$9,830,230,399
Fidelity Central Funds (cost $1,277,209)	1,277,209

Total Investment in Securities (cost $11,426,709,435)		$9,831,507,608
Receivable for fund shares sold		104,849,965
Interest receivable		32,658,781
Distributions receivable from Fidelity Central Funds		39,569
Total assets		9,969,055,923
Liabilities
Payable for investments purchased	$62,176,605
Payable for fund shares redeemed	22,369,645
Other payables and accrued expenses	14,601
Total Liabilities		84,560,851
Net Assets		$9,884,495,072
Net Assets consist of:
Paid in capital		$12,117,176,393
Total accumulated earnings (loss)		(2,232,681,321)
Net Assets		$9,884,495,072
Net Asset Value, offering price and redemption price per share ($9,884,495,072 ÷ 1,290,570,437 shares)		$7.66
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$339,536,036
Income from Fidelity Central Funds		527,400
Total Income		340,063,436
Expenses
Custodian fees and expenses	$35,213
Independent trustees' fees and expenses	32,394
Miscellaneous	71
Total expenses before reductions	67,678
Expense reductions	(174)
Total expenses after reductions		67,504
Net Investment income (loss)		339,995,932
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(467,469,438)
Total net realized gain (loss)		(467,469,438)
Change in net unrealized appreciation (depreciation) on investment securities		375,327,641
Net gain (loss)		(92,141,797)
Net increase (decrease) in net assets resulting from operations		$247,854,135
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$339,995,932	$539,846,813
Net realized gain (loss)	(467,469,438)	(201,908,106)
Change in net unrealized appreciation (depreciation)	375,327,641	(2,017,121,699)
Net increase (decrease) in net assets resulting from operations	247,854,135	(1,679,182,992)
Distributions to shareholders	(314,692,881)	(540,451,982)

Share transactions
Proceeds from sales of shares	2,245,894,953	5,669,086,598
Reinvestment of distributions	314,692,850	540,451,919
Cost of shares redeemed	(1,193,542,124)	(2,623,869,524)

Net increase (decrease) in net assets resulting from share transactions	1,367,045,679	3,585,668,993
Total increase (decrease) in net assets	1,300,206,933	1,366,034,019

Net Assets
Beginning of period	8,584,288,139	7,218,254,120
End of period	$9,884,495,072	$8,584,288,139

Other Information
Shares
Sold	288,482,846	617,190,370
Issued in reinvestment of distributions	41,460,846	68,307,939
Redeemed	(153,699,188)	(283,952,822)
Net increase (decrease)	176,244,504	401,545,487

Financial Highlights
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund

Years ended December 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$7.70	$10.13	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.290	.579	.158
Net realized and unrealized gain (loss)	(.077)	(2.494)	.061
Total from investment operations	.213	(1.915)	.219
Distributions from net investment income	(.253)	(.514)	(.089)
Distributions from net realized gain	-	(.001)	-
Total distributions	(.253)	(.515)	(.089)
Net asset value, end of period	$7.66	$7.70	$10.13
Total Return D,E	2.81%	(19.04)%	2.21%
Ratios to Average Net Assets C,F,G
Expenses before reductions H	-%	-%	-% I
Expenses net of fee waivers, if any H	-%	-%	-% I
Expenses net of all reductions H	-%	-%	-% I
Net investment income (loss)	3.73%	6.57%	4.16% I
Supplemental Data
Net assets, end of period (000 omitted)	$9,884,495	$8,584,288	$7,218,254
Portfolio turnover rate J	31%	31% K	31% K

AFor the period August 13, 2021 (commencement of operations) through December 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount represents less than .005%.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may result in negative Interest and may have a significant impact on the Fund's distributions.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, certain losses related to deflation adjustments on U.S. Treasury inflation-indexed securities and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$7,352,923,733	$8,812,971	$(246,624,310)	$(237,811,339)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	11,468,761,012	23,527,520	(1,660,780,924)	(1,637,253,404)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$(141,570,857)	$(237,811,339)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	(595,427,918)	(1,637,253,404)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.
	Short-term	Long-term	Total capital loss carryforward
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$(72,850,801)	$(68,720,056)	$(141,570,857)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$(197,360,285)	(398,067,633)	$(595,427,918)

The tax character of distributions paid was as follows:

December 31, 2023
Ordinary Income
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$172,713,221
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	314,692,881

December 31, 2022
	Ordinary Income	Tax Return of Capital	Total
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$321,403,836	$7,063,045	$328,466,881
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	540,451,982	-	540,451,982

4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	168,043,611	1,682,449,262
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	121,238,925	1,140,434,136
Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
6. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$15,616
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	174
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.
8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (two of the funds constituting Fidelity Salem Street Trust, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period August 13, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period August 13, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund	-%-D
Actual		$ 1,000	$ 1,029.90	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund	-%-D
Actual		$ 1,000	$ 1,001.90	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund	98.20%
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund	99.85%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund	$169,537,729
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund	$297,367,160

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the funds.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending.
Investment Performance. The Board reviewed each fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the funds are designed to offer an investment option for other investment companies, collective investment trusts, and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies, collective investment trusts, and 529 plans.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that each fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds, 529 plans and collective investment trusts that invest in each fund. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of each fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that each fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through April 30, 2026
Based on its review, the Board considered that each fund does not pay a management fee and concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR or an affiliate bears all expenses of each fund, with limited exceptions.
Economies of Scale. The Board concluded that because each fund pays no advisory fees and FMR or an affiliate bears all expenses of each fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew each fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; and (x) matters related to money market funds, exchange-traded funds, and target date funds. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9901939.102
SYI-ANN-0224
Fidelity® Inflation-Protected Bond Index Fund

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Inflation-Protected Bond Index Fund	3.78%	3.04%	2.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Inflation-Protected Bond Index Fund on December 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds gained 5.53% in 2023, according to the Bloomberg U.S. Aggregate Bond Index. The strong full-year gain was driven by a powerful rally in the year's final two months, but the 12-month period was marked by high levels of volatility. The first months of the year saw the bond market start to rebound from the historic downturn that began in early 2022, when the U.S. Federal Reserve began an aggressive series of interest rate hikes to combat persistent inflation. The index advanced 3.59% in the first four months of 2023 on optimism the central bank would soon be done with its hiking cycle, only to fall back in each of the next six months, as cooling but still-high inflation and a strong labor market suggested it may need to keep raising rates. Bonds saw particularly sharp sell-offs in September (-2.54%) and October (-1.58%) after policymakers explicitly adopted a "higher for longer" message on rates. At its committee meetings in November and December, though, the Fed struck a new, more optimistic tone, and the remarks, which in both months were soon followed by a mild consumer price index report, led to a strong relief rally. The index gained 4.53% in November, its best month since the 1980s, and a further 3.83% in December. For the full 12 months, long-term bonds outperformed short-term issues, while lower-quality bonds bettered higher-quality debt, and risk assets, including corporate bonds and asset-backed securities, outpaced U.S. Treasuries.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the year, the fund returned 3.78% versus 3.90% for the benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index. In managing the fund, we attempt to hold all positions held by the index in the same relative proportions. This past year, the fund's performance versus the benchmark was hurt by "pricing basis." On December 29, 2023, the fund was priced at 4 p.m. Eastern Time, while the benchmark was priced at 1:00 p.m. ET. This time difference accounted for most of the variance between the respective results. TIPS' returns were muted during much of the past year, as the U.S. Federal Reserve sought to tame inflation by raising its policy interest rates, eventually settling in a range of 5.25% to 5.50%, a 22-year high and up from a range of 0% to 0.25% in March 2022, when the central bank began its inflation-fighting campaign. For much of the year, rising policy rates - or the expectation of further hikes - drove market bond yields higher and prices, which move inversely to yields, lower. But TIPS rallied, along with the broader U.S. bond market, in the final two months of 2023, when bond yields fell sharply and prices rose amid optimism the Fed had reached the end of its hiking cycle and would begin to cut interest rates in early 2024. However, TIPS, crimped by moderating consumer price pressures, underperformed nominal U.S. Treasuries during the year-end rally. Inflation, as measured by the Consumer Price Index-U index, rose 3.4% over the 12-month period, compared with its peak of 9% in June 2022.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Coupon Distribution (% of Fund's Investments)

0.01 - 0.99%	69.3
1 - 1.99%	16.1
2 - 2.99%	10.1
3 - 3.99%	4.5
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
The coupon rates on inflation-protected securities tend to be lower than their nominal bond counterparts since inflation-protected securities get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund's prospectus for more information.
Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%

Inflation Protected Securities - 100.1%

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
U.S. Treasury Inflation-Protected Obligations - 100.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Inflation-Indexed Bonds:
0.125% 2/15/51	161,401,052	100,064,468
0.125% 2/15/52	154,844,124	95,074,238
0.25% 2/15/50	164,663,885	107,500,454
0.625% 2/15/43	113,866,463	89,047,423
0.75% 2/15/42	188,435,931	152,899,182
0.75% 2/15/45	196,334,158	153,687,013
0.875% 2/15/47	143,400,596	113,149,998
1% 2/15/46	70,524,887	57,761,661
1% 2/15/48	89,315,705	72,158,383
1% 2/15/49	15,826,499	12,756,045
1.375% 2/15/44	167,421,475	149,810,115
1.75% 1/15/28	178,861,761	177,821,459
2% 1/15/26	128,663,280	127,680,555
2.125% 2/15/40	84,250,087	86,610,230
2.125% 2/15/41	65,063,235	66,882,703
2.375% 1/15/25	148,559,046	147,413,675
2.375% 1/15/27	179,757,838	181,403,762
2.5% 1/15/29	157,524,390	162,906,614
3.375% 4/15/32	26,600,143	29,777,413
3.625% 4/15/28	266,575,107	285,669,105
3.875% 4/15/29	111,477,004	122,933,980
U.S. Treasury Inflation-Indexed Notes:
0.125% 4/15/25	204,407,437	197,138,137
0.125% 10/15/25	312,829,841	300,860,349
0.125% 4/15/26	162,691,164	154,889,287
0.125% 7/15/26	169,627,588	161,666,612
0.125% 10/15/26	283,825,829	269,589,251
0.125% 4/15/27	357,745,227	336,259,639
0.125% 1/15/30	306,307,241	277,771,283
0.125% 7/15/30	303,505,329	274,343,083
0.125% 1/15/31	333,646,102	297,988,179
0.125% 7/15/31	347,608,859	309,226,447
0.125% 1/15/32	373,706,697	328,439,587
0.25% 1/15/25	308,560,786	299,541,099
0.25% 7/15/29	253,471,760	234,362,257
0.375% 7/15/25	410,954,045	398,218,380
0.375% 1/15/27	307,788,462	292,571,940
0.375% 7/15/27	304,557,780	289,487,108
0.5% 1/15/28	340,772,813	322,574,128
0.625% 1/15/26	353,723,238	341,358,118
0.625% 7/15/32	401,228,577	366,807,154
0.75% 7/15/28	301,984,289	289,115,963
0.875% 1/15/29	235,585,294	225,551,558
1.125% 1/15/33	363,367,184	344,014,888
1.25% 4/15/28	176,940,150	172,396,667
1.375% 7/15/33	373,511,535	362,424,981
1.5% 2/15/53	95,741,200	86,898,814
1.625% 10/15/27	141,565,269	140,538,397
2.375% 10/15/28	210,744,100	217,138,337
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS (Cost $10,528,190,656)		9,784,180,119

Money Market Funds - 0.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (b) (Cost $1,490,620)	1,490,322	1,490,620

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $10,529,681,276)	9,785,670,739
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(8,772,464)
NET ASSETS - 100.0%	9,776,898,275

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	37,622,311	793,243,687	829,375,378	931,202	-	-	1,490,620	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	265,125,000	865,074,470	1,130,199,470	246,992	-	-	-	0.0%
Total	302,747,311	1,658,318,157	1,959,574,848	1,178,194	-	-	1,490,620

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Government and Government Agency Obligations	9,784,180,119	-	9,784,180,119	-

Money Market Funds	1,490,620	1,490,620	-	-
Total Investments in Securities:	9,785,670,739	1,490,620	9,784,180,119	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $10,528,190,656)	$9,784,180,119
Fidelity Central Funds (cost $1,490,620)	1,490,620

Total Investment in Securities (cost $10,529,681,276)		$9,785,670,739
Receivable for investments sold		148,912,274
Receivable for fund shares sold		28,931,007
Interest receivable		31,646,148
Distributions receivable from Fidelity Central Funds		67,141
Other receivables		37,369
Total assets		9,995,264,678
Liabilities
Payable for investments purchased	$76,640,236
Payable for fund shares redeemed	141,029,915
Distributions payable	264,926
Accrued management fee	393,957
Other payables and accrued expenses	37,369
Total Liabilities		218,366,403
Net Assets		$9,776,898,275
Net Assets consist of:
Paid in capital		$11,060,629,784
Total accumulated earnings (loss)		(1,283,731,509)
Net Assets		$9,776,898,275
Net Asset Value, offering price and redemption price per share ($9,776,898,275 ÷ 1,081,418,491 shares)		$9.04
Statement of Operations
		Year ended December 31, 2023
Investment Income
Interest		$356,178,592
Income from Fidelity Central Funds (including $246,992 from security lending)		1,178,194
Total Income		357,356,786
Expenses
Management fee	$4,656,840
Independent trustees' fees and expenses	33,803
Total expenses before reductions	4,690,643
Expense reductions	(206)
Total expenses after reductions		4,690,437
Net Investment income (loss)		352,666,349
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(253,420,844)
Total net realized gain (loss)		(253,420,844)
Change in net unrealized appreciation (depreciation) on investment securities		244,668,807
Net gain (loss)		(8,752,037)
Net increase (decrease) in net assets resulting from operations		$343,914,312
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$352,666,349	$770,363,608
Net realized gain (loss)	(253,420,844)	(292,666,217)
Change in net unrealized appreciation (depreciation)	244,668,807	(1,875,046,947)
Net increase (decrease) in net assets resulting from operations	343,914,312	(1,397,349,556)
Distributions to shareholders	(341,253,951)	(772,691,228)

Share transactions
Proceeds from sales of shares	3,806,760,471	4,604,531,508
Reinvestment of distributions	309,979,635	714,010,214
Cost of shares redeemed	(3,598,552,766)	(5,664,287,113)

Net increase (decrease) in net assets resulting from share transactions	518,187,340	(345,745,391)
Total increase (decrease) in net assets	520,847,701	(2,515,786,175)

Net Assets
Beginning of period	9,256,050,574	11,771,836,749
End of period	$9,776,898,275	$9,256,050,574

Other Information
Shares
Sold	414,265,082	439,922,023
Issued in reinvestment of distributions	34,208,107	78,722,208
Redeemed	(393,122,773)	(547,695,637)
Net increase (decrease)	55,350,416	(29,051,406)

Financial Highlights
Fidelity® Inflation-Protected Bond Index Fund

Years ended December 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.02	$11.16	$11.04	$10.08	$9.49
Income from Investment Operations
Net investment income (loss) A,B	.346	.748	.593	.157	.233
Net realized and unrealized gain (loss)	(.005)	(2.088)	.058	.940	.555
Total from investment operations	.341	(1.340)	.651	1.097	.788
Distributions from net investment income	(.321)	(.800)	(.531)	(.027)	(.041)
Distributions from net realized gain	-	-	-	(.110)	(.157)
Total distributions	(.321)	(.800)	(.531)	(.137)	(.198)
Net asset value, end of period	$9.04	$9.02	$11.16	$11.04	$10.08
Total Return C	3.78%	(12.05)%	5.93%	10.90%	8.31%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.05%	.05%	.05%	.05%	.05%
Expenses net of fee waivers, if any	.05%	.05%	.05%	.05%	.05%
Expenses net of all reductions	.05%	.05%	.05%	.05%	.05%
Net investment income (loss)	3.78%	7.22%	5.27%	1.47%	2.34%
Supplemental Data
Net assets, end of period (000 omitted)	$9,776,898	$9,256,051	$11,771,837	$8,950,534	$7,066,927
Portfolio turnover rate F	31%	28%	22%	31%	33%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity Inflation-Protected Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may result in negative Interest and may have a significant impact on the Fund's distributions.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Inflation-Protected Bond Index Fund	$37,369

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,163,370
Gross unrealized depreciation	(822,345,562)
Net unrealized appreciation (depreciation)	$(800,182,192)
Tax Cost	$10,585,852,931

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(481,896,284)
Net unrealized appreciation (depreciation) on securities and other investments	$(800,182,192)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(170,169,911)
Long-term	(311,726,373)
Total capital loss carryforward	$(481,896,284)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$341,253,951	$ 772,691,228
4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .05% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Inflation-Protected Bond Index Fund	$26,121	$-	$-
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $206.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Inflation-Protected Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Inflation-Protected Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity® Inflation-Protected Bond Index Fund	.05%
Actual		$ 1,000	$ 1,017.10	$ .25
Hypothetical-B		$ 1,000	$ 1,024.95	$ .26

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 99.68% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $768,427,977 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $325,615,964 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Inflation-Protected Bond Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary (subject to certain limited exceptions) fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based  on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.939238.111
PIB-I-PIB-AI-ANN-0224
Fidelity® International Bond Index Fund

Annual Report
December 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2023	Past 1 year	Life of Fund A
Fidelity® International Bond Index Fund	7.48%	-0.69%

A   From October 10, 2019
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Bond Index Fund, on October 10, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Diversified Index (Hedged USD) performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Global investment-grade bonds gained 8.68% in 2023, according to the Bloomberg Global Aggregate Credit Index (Hedged USD), as falling commodity prices, cooling inflation and the easing of monetary tightening efforts by the U.S. Federal Reserve and other central banks provided a favorable backdrop for global credit assets. The strong gain followed a difficult 2022, during which the index returned -14.22%. The 2023 advance was driven by a powerful rally in the year's final two months, but the 12-month period was marked by high levels of volatility. The bond market saw sluggish returns for much of the year, including sharp sell-offs in September and October after the U.S. Fed temporarily adopted a "higher for longer" message on interest rates. But after the Fed struck a more optimistic tone at its committee meetings in November and December, a strong relief rally followed, as investors priced in the expectation of rate cuts in 2024. That said, the magnitude of future global easing remains uncertain at year-end. Between March 2022 and July 2023, the Fed hiked its benchmark interest rate 11 times, from a target range of 0% to 0.25% to a range of 5.25% to 5.50%, a 22-year high, before pausing and deciding to hold rates steady through year-end. To varying degrees, other major central banks have followed the Fed's lead: the Bank of England's benchmark rate stood at 5.25% at year-end, while the European Central Bank's was at 4% after policymakers paused increases in October.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the fiscal year, the fund returned 7.48% versus 8.63% for the benchmark, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Diversified Index (Hedged USD), a multicurrency benchmark that includes fixed-rate treasury securities, government-related, corporate and securitized bonds from developed and emerging markets issuers, while excluding U.S. dollar-denominated debt. Given the large number of securities in the index (more than 12,400) and the significant costs associated with full replication of the index, we construct the portfolio using optimization. This approach minimizes the differences between risk exposures of the fund relative to the index. Exposures include duration, key rate durations, credit quality, sector and issuer allocation, and other factors. For the year, increased hedging costs for a subset of currencies detracted from the fund's performance versus the benchmark. Differences in the way fund holdings and index components were priced also detracted. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2023 (Unaudited)
Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Futures - 0.6%
Forward foreign currency contracts - (100.8)%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2023
Showing Percentage of Net Assets
Nonconvertible Bonds - 26.0%
		Principal Amount (a)	Value ($)
Australia - 0.9%
Amcor UK Finance PLC 1.125% 6/23/27	EUR	1,384,000	1,422,313
APT Pipelines Ltd. 2% 7/15/30 (Reg. S)	EUR	110,000	109,291
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	100,000	99,453
Australia & New Zealand Banking Group Ltd.:
1.125% 11/21/29 (Reg. S) (b)	EUR	260,000	277,010
1.65% 1/16/25	AUD	160,000	105,820
5.906% 8/12/32 (b)	AUD	330,000	228,611
Commonwealth Bank of Australia:
Australian Bank Bill 3 Months Rate + 2.700% 6.86% 11/9/32 (Reg. S) (b)(c)	AUD	230,000	164,685
0.125% 10/15/29 (Reg. S)	EUR	120,000	112,817
4.2% 8/18/25	AUD	580,000	393,312
Glencore Capital Finance DAC 0.75% 3/1/29 (Reg. S)	EUR	100,000	96,499
National Australia Bank Ltd.:
2.125% 5/24/28 (Reg. S)	EUR	160,000	170,485
2.347% 8/30/29	EUR	130,000	138,800
6.163% 3/9/33 (b)	AUD	120,000	83,965
New South Wales Treasury Corp.:
1.25% 3/20/25 (Reg. S)	AUD	803,000	529,087
1.75% 3/20/34 (Reg. S)	AUD	100,000	52,270
2% 3/20/31	AUD	1,106,000	647,616
3% 4/20/29 (Reg. S)	AUD	860,000	557,592
Treasury Corp. of Victoria 2.25% 11/20/34	AUD	350,000	187,240
Western Australia Treasury Corp. 3% 10/21/26	AUD	1,842,000	1,226,417
Westpac Banking Corp.:
2.7% 3/17/25	AUD	400,000	266,581
4.6% 2/16/26	AUD	300,000	204,581
TOTAL AUSTRALIA			7,074,445
Austria - 0.2%
Autobahn Schnell AG 0.1% 7/16/35 (Reg. S)	EUR	710,000	579,658
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 0.1% 5/12/31	EUR	300,000	270,479
Erste Group Bank AG 0.25% 9/14/29 (Reg. S)	EUR	100,000	93,030
Oesterreichische Kontrollbank AG 0.5% 12/15/25 (Reg. S)	GBP	152,000	180,099
OMV AG 2.375% 4/9/32 (Reg. S)	EUR	76,000	80,337
Raiffeisen International Bank-Holding AG:
1.5% 3/12/30 (Reg. S) (b)	EUR	100,000	102,667
4.75% 1/26/27 (Reg. S) (b)	EUR	100,000	111,464
TOTAL AUSTRIA			1,417,734
Belgium - 0.2%
Anheuser-Busch InBev SA NV:
1.5% 4/18/30 (Reg. S)	EUR	49,000	49,746
2% 3/17/28 (Reg. S)	EUR	32,000	34,301
2.25% 5/24/29 (Reg. S)	GBP	53,000	62,644
2.85% 5/25/37 (Reg. S)	GBP	200,000	214,920
3.7% 4/2/40 (Reg. S)	EUR	131,000	147,767
Belfius Bank SA/NV 0% 8/28/26 (Reg. S)	EUR	100,000	101,106
Fluvius System Operator CVBA 0.25% 6/14/28 (Reg. S)	EUR	100,000	97,640
KBC Group NV:
0.125% 1/14/29 (Reg. S) (b)	EUR	100,000	96,550
0.5% 12/3/29 (b)	EUR	100,000	105,726
4.375% 4/19/30 (Reg. S) (b)	EUR	100,000	114,520
Walloon Region 1.25% 5/3/34 (Reg. S)	EUR	400,000	370,022
TOTAL BELGIUM			1,394,942
Canada - 2.1%
407 International, Inc.:
2.84% 3/7/50	CAD	73,000	41,413
3.65% 9/8/44	CAD	295,000	197,309
Altalink LP 3.717% 12/3/46	CAD	338,000	227,523
Bank of Montreal 3.19% 3/1/28	CAD	65,000	47,308
Bank of Nova Scotia:
0.01% 1/14/27 (Reg. S)	EUR	500,000	505,750
3.1% 2/2/28	CAD	85,000	61,664
5.5% 12/29/25	CAD	840,000	644,100
Bell Canada 4.45% 2/27/47	CAD	40,000	27,699
Canada Housing Trust No. 1:
1.6% 12/15/31 (d)	CAD	320,000	210,400
1.9% 9/15/26 (d)	CAD	480,000	345,779
Canadian Imperial Bank of Commerce:
0.01% 4/30/29 (Reg. S)	EUR	3,019,000	2,865,249
1.7% 7/15/26	CAD	498,000	352,691
Canadian National Railway Co. 3.6% 8/1/47	CAD	229,000	149,664
Choice Properties REIT 4.178% 3/8/28	CAD	128,000	94,892
CPPIB Capital, Inc.:
1.25% 12/7/27 (Reg. S)	GBP	544,000	625,562
3% 6/15/28	CAD	1,310,000	967,070
4.2% 5/2/28 (Reg. S)	AUD	90,000	60,912
CU, Inc. 3.548% 11/22/47	CAD	280,000	182,181
Enbridge Gas, Inc. 3.65% 4/1/50	CAD	290,000	179,671
Enbridge Pipelines, Inc. 4.13% 8/9/46	CAD	406,000	262,906
EPCOR Utilities, Inc. 3.554% 11/27/47	CAD	571,000	372,670
Fairfax Financial Holdings Ltd. 4.7% 12/16/26	CAD	234,000	175,774
Greater Toronto Airports Authority 2.75% 10/17/39	CAD	516,000	317,338
Hydro One, Inc.:
1.69% 1/16/31	CAD	417,000	270,753
3.02% 4/5/29	CAD	30,000	21,671
Hydro-Quebec:
4% 2/15/55	CAD	220,000	167,944
4% 2/15/63	CAD	500,000	386,034
5% 2/15/50	CAD	50,000	44,036
Inter Pipeline Ltd. 4.232% 6/1/27	CAD	1,526,000	1,131,535
Keyera Corp. 3.959% 5/29/30	CAD	761,000	547,021
North West Redwater Partnership/NWR Financing Co. Ltd. 4.35% 1/10/39	CAD	591,000	426,842
Nova Scotia Province 3.45% 6/1/45	CAD	150,000	101,658
Ontario Power Generation, Inc.:
2.893% 4/8/25	CAD	390,000	287,727
3.215% 4/8/30	CAD	100,000	71,447
4.248% 1/18/49	CAD	50,000	35,927
Ontario Teachers' Finance Trust 0.95% 11/24/51 (Reg. S)	EUR	110,000	68,334
Pembina Pipeline Corp. 4.74% 1/21/47	CAD	402,000	275,752
Rogers Communications, Inc. 2.9% 12/9/30	CAD	968,000	635,853
Royal Bank of Canada:
0.625% 9/10/25 (Reg. S)	EUR	756,000	801,418
2.125% 4/26/29 (Reg. S)	EUR	110,000	114,362
2.609% 11/1/24	CAD	102,000	75,435
Saskatchewan Province 3.3% 6/2/48	CAD	150,000	99,850
Smart (REIT) 2.307% 12/18/28	CAD	100,000	65,968
Sun Life Financial, Inc. 2.8% 11/21/33 (b)	CAD	50,000	34,622
TELUS Corp. 3.95% 2/16/50	CAD	33,000	20,393
The Toronto-Dominion Bank:
1.707% 7/28/25 (Reg. S)	EUR	360,000	388,631
1.943% 3/13/25	CAD	252,000	183,866
2.496% 12/2/24	CAD	60,000	44,247
3.631% 12/13/29 (Reg. S)	EUR	320,000	357,309
Toronto Hydro Corp. 2.43% 12/11/29	CAD	80,000	55,465
TransCanada PipeLines Ltd.:
3% 9/18/29	CAD	30,000	20,951
4.18% 7/3/48	CAD	33,000	21,043
4.35% 6/6/46	CAD	456,000	299,035
TOTAL CANADA			15,970,654
China - 3.1%
Agricultural Development Bank of China:
2.99% 8/11/26	CNY	31,790,000	4,544,587
3.52% 5/24/31	CNY	38,250,000	5,666,470
Export-Import Bank of China:
3.22% 5/14/26	CNY	57,740,000	8,290,841
3.38% 7/16/31	CNY	32,570,000	4,789,951
TOTAL CHINA			23,291,849
Czech Republic - 0.0%
CPI Property Group SA 2.75% 5/12/26 (Reg. S)	EUR	153,000	139,752
Denmark - 0.2%
Danske Bank A/S:
0.5% 8/27/25 (Reg. S) (b)	EUR	140,000	151,094
2.5% 6/21/29 (Reg. S) (b)	EUR	126,000	137,531
4% 1/12/27 (Reg. S) (b)	EUR	210,000	233,548
Nykredit Realkredit A/S 0.5% 7/10/25 (Reg. S)	EUR	144,000	151,872
ORSTED A/S:
2.125% 5/17/27 (Reg. S)	GBP	104,000	122,246
2.5% 5/16/33 (Reg. S)	GBP	104,000	107,428
5.125% 9/13/34 (Reg. S)	GBP	290,000	367,364
TOTAL DENMARK			1,271,083
Finland - 0.2%
Nordea Bank Abp:
0.5% 3/19/31 (Reg. S)	EUR	120,000	110,474
1% 6/27/29 (Reg. S) (b)	EUR	135,000	145,888
2.5% 5/23/29 (Reg. S)	EUR	144,000	152,791
Nordea Mortgage Bank PLC:
1% 11/5/24 (Reg. S)	EUR	180,000	194,620
2.5% 9/14/32 (Reg. S)	EUR	110,000	118,525
OP Mortgage Bank PLC:
0.01% 11/19/30 (Reg. S)	EUR	180,000	164,346
1% 11/28/24 (Reg. S)	EUR	170,000	183,505
Pohjola Bank PLC:
0.1% 11/16/27 (Reg. S)	EUR	130,000	127,716
1.375% 9/4/26 (Reg. S)	GBP	160,000	185,127
TOTAL FINLAND			1,382,992
France - 3.7%
Action Logement Services 0.375% 10/5/31 (Reg. S)	EUR	600,000	553,915
Aeroports de Paris SA 2.125% 10/2/26 (Reg. S)	EUR	500,000	539,981
Airbus Group NV 2.375% 6/9/40 (Reg. S)	EUR	166,000	156,423
Arkea Public Sector SCF SA 0.875% 3/31/28 (Reg. S)	EUR	200,000	204,526
Autoroutes du Sud de la France 2.75% 9/2/32 (Reg. S)	EUR	300,000	321,170
AXA SA:
1.875% 7/10/42 (Reg. S) (b)	EUR	253,000	229,509
3.375% 7/6/47 (Reg. S) (b)	EUR	100,000	107,855
Banque Federative du Credit Mutuel SA:
0.625% 11/19/27 (Reg. S)	EUR	100,000	99,253
0.875% 12/7/27 (Reg. S)	GBP	600,000	671,922
1% 7/16/26 (Reg. S)	GBP	100,000	116,617
1.125% 11/19/31 (Reg. S)	EUR	100,000	89,147
1.25% 5/26/27 (Reg. S)	EUR	100,000	103,468
1.25% 6/3/30 (Reg. S)	EUR	100,000	95,458
2.5% 5/25/28 (Reg. S)	EUR	300,000	317,232
2.625% 11/6/29 (Reg. S)	EUR	100,000	104,839
4.375% 5/2/30 (Reg. S)	EUR	100,000	114,672
BNP Paribas SA:
0.625% 12/3/32 (Reg. S)	EUR	100,000	85,927
0.875% 7/11/30 (Reg. S) (b)	EUR	100,000	95,101
1.25% 7/13/31 (Reg. S)	GBP	100,000	99,133
1.625% 7/2/31 (Reg. S)	EUR	100,000	94,215
1.875% 12/14/27 (Reg. S)	GBP	200,000	229,350
2% 5/24/31 (Reg. S) (b)	GBP	200,000	231,045
2% 9/13/36 (Reg. S)	GBP	100,000	94,401
2.5% 3/31/32 (Reg. S) (b)	EUR	100,000	104,400
2.538% 7/13/29 (b)	CAD	250,000	166,987
3.375% 1/23/26 (Reg. S)	GBP	550,000	679,535
Bouygues SA:
0.5% 2/11/30 (Reg. S)	EUR	100,000	95,712
2.25% 6/29/29 (Reg. S)	EUR	100,000	106,722
BPCE SA:
0.25% 1/15/26 (Reg. S)	EUR	100,000	103,737
0.25% 1/14/31 (Reg. S)	EUR	200,000	177,557
1% 1/14/32 (Reg. S)	EUR	200,000	181,972
1.625% 1/31/28 (Reg. S)	EUR	100,000	103,195
2.25% 3/2/32 (Reg. S) (b)	EUR	100,000	103,314
2.5% 11/30/32 (Reg. S) (b)	GBP	100,000	111,579
BPCE SFH:
0.01% 10/16/28 (Reg. S)	EUR	500,000	484,231
3.375% 6/27/33 (Reg. S)	EUR	400,000	458,091
Caisse d'Amort de la Dette Sociale:
0% 2/25/28 (Reg. S)	EUR	600,000	597,161
0% 11/25/30 (Reg. S)	EUR	900,000	834,785
0% 5/25/31 (Reg. S)	EUR	300,000	273,897
1.75% 11/25/27 (Reg. S)	EUR	500,000	536,354
Caisse Francaise de Finance:
0.125% 6/30/31 (Reg. S)	EUR	1,200,000	1,087,294
0.125% 2/15/36 (Reg. S)	EUR	900,000	704,200
Carrefour Banque SA 0.107% 6/14/25 (Reg. S)	EUR	500,000	525,585
CNP Assurances 2.5% 6/30/51 (Reg. S) (b)	EUR	100,000	96,183
Compagnie Financiere du Credit Mutuel:
0.875% 10/25/31 (Reg. S)	EUR	100,000	90,695
1.875% 10/25/29 (b)	EUR	100,000	107,390
Credit Agricole Assurances SA 1.5% 10/6/31 (Reg. S)	EUR	100,000	90,255
Credit Agricole Home Loan SFH:
0.05% 12/6/29 (Reg. S)	EUR	200,000	188,165
1.5% 9/28/38	EUR	300,000	269,394
Credit Agricole SA:
0.375% 4/20/28 (Reg. S)	EUR	100,000	97,446
1% 9/18/25 (Reg. S)	EUR	200,000	213,171
1.125% 7/12/32 (Reg. S)	EUR	300,000	277,517
1.625% 6/5/30 (Reg. S) (b)	EUR	100,000	106,630
1.874% 12/9/31 (b)	GBP	200,000	227,193
2.625% 3/17/27 (Reg. S)	EUR	107,000	114,423
3.875% 11/28/34 (Reg. S)	EUR	100,000	115,537
4.875% 10/23/29 (Reg. S)	GBP	100,000	130,481
Credit Commercial de France:
0.1% 9/3/27 (Reg. S)	EUR	200,000	197,934
1.375% 9/4/28 (Reg. S)	EUR	300,000	305,176
CTE Co. 1.5% 7/29/28 (Reg.S)	EUR	100,000	102,626
Dexia Credit Local SA 0.625% 1/17/26 (Reg. S)	EUR	500,000	528,441
Electricite de France SA:
1% 11/29/33 (Reg. S)	EUR	100,000	86,751
2% 12/9/49 (Reg. S)	EUR	400,000	292,745
Engie SA 5.625% 4/3/53 (Reg. S)	GBP	100,000	135,033
Gecina SA 1.375% 1/26/28 (Reg. S)	EUR	200,000	206,918
ICADE 1.625% 2/28/28 (Reg. S)	EUR	100,000	102,523
Klepierre SA 0.875% 2/17/31 (Reg. S)	EUR	100,000	91,648
La Banque Postale:
1% 2/9/28 (Reg. S) (b)	EUR	100,000	101,538
5.625% 9/21/28 (Reg. S) (b)	GBP	100,000	128,620
La Mondiale 0.75% 4/20/26 (Reg. S)	EUR	100,000	103,383
La Poste 1.375% 4/21/32 (Reg. S)	EUR	400,000	383,305
MACIF 0.625% 6/21/27 (Reg. S)	EUR	100,000	99,889
Orange SA:
0.75% 6/29/34 (Reg. S)	EUR	500,000	439,696
8.125% 1/28/33	EUR	70,000	108,231
Oseo SA:
0.125% 3/25/25 (Reg. S)	EUR	200,000	212,660
0.25% 3/29/30 (Reg. S)	EUR	100,000	95,302
0.625% 5/25/26 (Reg. S)	EUR	200,000	210,314
0.75% 11/25/24	EUR	200,000	215,492
2.125% 11/29/27 (Reg. S)	EUR	200,000	216,876
3% 9/10/26 (Reg. S)	EUR	500,000	556,996
RCI Banque SA:
1.625% 5/26/26 (Reg. S)	EUR	37,000	39,044
4.875% 10/2/29 (Reg. S)	EUR	100,000	116,061
Reseau Ferre de France:
0.875% 1/22/29 (Reg. S)	EUR	300,000	303,432
1.125% 5/19/27 (Reg. S)	EUR	1,100,000	1,154,740
RTE EdF Transport SA:
0% 9/9/27 (Reg. S)	EUR	100,000	99,210
0.625% 7/8/32 (Reg. S)	EUR	200,000	181,498
Societe Des Autoroutes Paris-Rhin-Rhone 1.875% 1/6/31 (Reg. S)	EUR	200,000	205,458
Societe du Grand Paris EPIC:
0% 11/25/30 (Reg. S)	EUR	200,000	183,620
1.7% 5/25/50 (Reg. S)	EUR	500,000	388,829
Societe Generale:
1% 11/24/30 (b)	EUR	100,000	103,468
1.125% 6/30/31 (Reg. S) (b)	EUR	100,000	101,407
1.25% 12/7/27	GBP	300,000	331,785
1.25% 6/12/30 (Reg. S)	EUR	100,000	94,954
1.5% 5/30/25 (Reg. S) (b)	EUR	500,000	546,143
4.25% 11/16/32 (Reg. S)	EUR	100,000	117,286
Societe Generale SFH 3.125% 2/24/26 (Reg. S)	EUR	1,000,000	1,110,309
Societe Nationale des Chemins de Fer Francais 0.625% 4/17/30 (Reg. S)	EUR	300,000	290,049
Suez SACA:
1.875% 5/24/27 (Reg. S)	EUR	100,000	105,559
2.375% 5/24/30 (Reg. S)	EUR	100,000	104,031
Total Capital International SA:
1.25% 12/16/24 (Reg. S)	GBP	100,000	123,223
1.491% 4/8/27 (Reg. S)	EUR	100,000	105,523
UNEDIC:
0% 11/25/28 (Reg. S)	EUR	200,000	195,685
0.25% 11/25/29 (Reg. S)	EUR	600,000	582,356
0.25% 7/16/35 (Reg. S)	EUR	400,000	333,066
0.875% 5/25/28 (Reg. S)	EUR	400,000	411,946
1.25% 10/21/27 (Reg. S)	EUR	100,000	105,302
1.5% 4/20/32 (Reg. S)	EUR	100,000	101,881
Unibail-Rodamco:
0.75% 10/25/28 (Reg. S)	EUR	200,000	197,552
1% 2/27/27 (Reg. S)	EUR	600,000	617,990
Veolia Environnement SA:
0.664% 1/15/31 (Reg. S)	EUR	100,000	93,421
1.25% 4/15/28 (Reg. S)	EUR	100,000	103,306
1.25% 5/14/35 (Reg. S)	EUR	100,000	89,843
TOTAL FRANCE			27,876,021
Germany - 3.2%
Aareal Bank AG 0.05% 9/2/26 (Reg. S)	EUR	100,000	98,370
Allianz Finance II BV 1.5% 1/15/30 (Reg. S)	EUR	200,000	206,000
Allianz SE:
1.301% 9/25/49 (Reg. S) (b)	EUR	100,000	95,207
4.252% 7/5/52 (Reg. S) (b)	EUR	100,000	109,248
Amprion GmbH 3.45% 9/22/27 (Reg. S)	EUR	100,000	111,609
Aroundtown SA 0.375% 4/15/27 (Reg. S)	EUR	200,000	177,288
BASF AG 4.25% 3/8/32 (Reg. S)	EUR	100,000	117,511
Bayer AG 1.375% 7/6/32 (Reg. S)	EUR	300,000	270,446
Bayerische Landesbank 1% 12/20/24 (Reg. S)	GBP	800,000	977,746
Berlin Hannoversche Hypothekenbank AG 0.25% 5/19/33 (Reg. S)	EUR	1,020,000	896,995
BMV Finance NV:
1.5% 2/6/29 (Reg. S)	EUR	86,000	88,731
3.25% 7/22/30 (Reg. S)	EUR	250,000	282,180
Bremen Freie Hansestadt 0.4% 8/20/49 (Reg. S)	EUR	29,000	17,035
Commerzbank AG:
0.01% 3/11/30	EUR	183,000	171,431
0.5% 12/4/26 (Reg. S)	EUR	58,000	59,609
1.25% 1/9/34	EUR	58,000	55,050
1.5% 8/28/28 (Reg. S)	EUR	100,000	105,302
1.875% 2/28/28 (Reg. S)	EUR	100,000	104,781
Daimler International Finance BV:
0.375% 11/8/26 (Reg. S)	EUR	23,000	23,678
1.375% 6/26/26 (Reg. S)	EUR	44,000	46,625
2.625% 4/7/25 (Reg. S)	EUR	472,000	516,001
Deutsche Annington Finance BV 0.625% 10/7/27 (Reg. S)	EUR	200,000	197,269
Deutsche Bahn Finance BV:
0.375% 12/3/26 (Reg. S)	GBP	214,000	246,434
0.625% 12/8/50 (Reg. S)	EUR	144,000	87,244
0.875% 6/23/39 (Reg. S)	EUR	198,000	157,159
1.375% 7/7/25 (Reg. S)	GBP	28,000	34,040
1.875% 2/13/26 (Reg. S)	GBP	171,000	207,755
Deutsche Bank AG:
1.375% 9/3/26 (Reg. S) (b)	EUR	200,000	211,403
1.625% 1/20/27 (Reg. S)	EUR	300,000	310,877
1.875% 2/23/28 (Reg. S) (b)	EUR	200,000	207,383
2.625% 12/16/24 (Reg. S)	GBP	200,000	246,951
4% 6/24/32 (Reg. S) (b)	EUR	100,000	106,034
Deutsche Borse AG:
0.125% 2/22/31 (Reg. S)	EUR	100,000	91,530
1.5% 4/4/32 (Reg. S)	EUR	100,000	100,014
Deutsche Telekom AG 3.125% 2/6/34 (Reg. S)	GBP	60,000	68,319
DZ HYP AG 0.5% 6/16/26 (Reg. S)	EUR	1,200,000	1,253,029
E.ON International Finance BV:
1% 4/13/25 (Reg. S)	EUR	660,000	706,313
1.5% 7/31/29 (Reg. S)	EUR	115,000	117,958
5.75% 2/14/33 (Reg. S)	EUR	130,000	170,759
E.ON SE:
0.25% 10/24/26 (Reg. S)	EUR	69,000	71,112
0.75% 2/20/28 (Reg. S)	EUR	99,000	101,142
0.875% 1/8/25 (Reg. S)	EUR	210,000	225,941
0.875% 8/20/31 (Reg. S)	EUR	100,000	94,051
0.875% 10/18/34 (Reg. S)	EUR	117,000	103,902
3.5% 1/12/28 (Reg. S)	EUR	140,000	158,056
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	100,000	94,103
EnBW International Finance BV 0.5% 3/1/33 (Reg. S)	EUR	81,000	69,644
Grand City Properties SA 1.375% 8/3/26 (Reg. S)	EUR	400,000	406,300
Hannover Reuck SE 1.75% 10/8/40 (Reg. S) (b)	EUR	100,000	95,046
HeidelbergCement Finance Luxembourg SA 4.875% 11/21/33 (Reg. S)	EUR	50,000	58,759
KfW:
0% 9/30/26 (Reg. S)	EUR	273,000	281,900
0% 9/15/28 (Reg. S)	EUR	442,000	436,424
0% 9/17/30 (Reg. S)	EUR	261,000	244,598
0.01% 5/5/27 (Reg. S)	EUR	38,000	38,765
0.05% 9/29/34 (Reg. S)	EUR	1,284,000	1,077,073
0.125% 12/30/26 (Reg. S)	GBP	1,064,000	1,214,800
0.625% 2/22/27	EUR	283,000	295,701
0.625% 1/7/28	EUR	1,834,000	1,887,568
0.75% 6/28/28	EUR	72,000	73,940
0.875% 9/15/26 (Reg. S)	GBP	43,000	50,578
0.875% 7/4/39 (Reg. S)	EUR	110,000	92,236
1.375% 12/9/24 (Reg. S)	GBP	151,000	186,280
1.375% 2/2/28	SEK	310,000	29,201
1.5% 7/24/24	AUD	82,000	54,965
2.15% 8/25/25	AUD	490,000	322,923
2.875% 12/28/29 (Reg. S)	EUR	740,000	836,817
3.2% 9/11/26	AUD	118,000	78,490
Landesbank Baden-Wurttemberg 0.375% 5/7/29 (Reg. S)	EUR	100,000	92,310
LEG Immobilien AG:
0.375% 1/17/26 (Reg. S)	EUR	100,000	103,231
0.875% 11/28/27 (Reg. S)	EUR	100,000	99,775
0.875% 1/17/29 (Reg. S)	EUR	100,000	96,231
Mercedes-Benz Group AG:
1.125% 8/8/34 (Reg. S)	EUR	267,000	244,084
1.5% 7/3/29 (Reg. S)	EUR	44,000	45,396
Merck KGaA 1.625% 6/25/79 (Reg. S) (b)	EUR	100,000	107,275
Muenchener Hypothekenbank eG:
0.5% 12/11/24 (Reg. S)	GBP	800,000	975,603
1.875% 8/25/32 (Reg. S)	EUR	60,000	62,103
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 1.25% 5/26/41 (Reg. S) (b)	EUR	100,000	91,559
NRW.BANK:
0.375% 12/16/24 (Reg. S)	GBP	200,000	243,961
0.875% 4/12/34	EUR	387,000	356,877
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	100,000	118,349
RWE AG:
2.5% 8/24/25 (Reg. S)	EUR	430,000	468,028
2.75% 5/24/30 (Reg. S)	EUR	120,000	128,192
Siemens Financieringsmaatschappij NV:
0.125% 9/5/29 (Reg. S)	EUR	24,000	23,580
1.75% 2/28/39 (Reg. S)	EUR	23,000	21,010
3% 9/8/33 (Reg. S)	EUR	100,000	110,401
3.625% 2/24/43 (Reg. S)	EUR	100,000	114,590
Traton Finance Luxembourg SA 4.5% 11/23/26 (Reg. S)	EUR	200,000	225,517
UniCredit Bank AG:
0.25% 1/15/32 (Reg. S)	EUR	39,000	35,443
0.375% 1/17/33 (Reg. S)	EUR	200,000	179,157
0.85% 5/22/34 (Reg. S)	EUR	102,000	92,762
Vier Gas Transport GmbH 1.5% 9/25/28 (Reg. S)	EUR	100,000	102,936
Volkswagen Bank GmbH 2.5% 7/31/26 (Reg. S)	EUR	100,000	107,511
Volkswagen Financial Services AG:
0.375% 2/12/30 (Reg. S)	EUR	70,000	63,791
0.875% 1/31/28 (Reg. S)	EUR	630,000	629,019
1.125% 7/5/26 (Reg. S)	GBP	100,000	116,180
1.5% 10/1/24 (Reg. S)	EUR	36,000	39,042
2.25% 4/12/25 (Reg. S)	GBP	26,000	32,040
3.375% 4/6/28 (Reg. S)	EUR	32,000	35,587
Volkswagen International Finance NV:
1.625% 1/16/30 (Reg. S)	EUR	45,000	44,834
3.25% 11/18/30 (Reg. S)	EUR	200,000	218,275
4.125% 11/16/38 (Reg. S)	EUR	200,000	228,496
Volkswagen Leasing GmbH 0.625% 7/19/29 (Reg. S)	EUR	50,000	47,366
Vonovia SE:
0.75% 9/1/32 (Reg. S)	EUR	100,000	83,665
1% 6/16/33 (Reg. S)	EUR	400,000	335,120
TOTAL GERMANY			23,850,925
Hong Kong - 0.0%
Hongkong & Shanghai Banking Corp. Ltd. (Sydney Branch) 5.1% 3/3/28 (Reg. S)	AUD	250,000	172,369
Ireland - 0.1%
AIB Group PLC 4.625% 7/23/29 (Reg. S) (b)	EUR	100,000	113,830
Bank of Ireland Group PLC:
0.375% 5/10/27 (Reg. S) (b)	EUR	140,000	143,630
1% 11/25/25 (Reg. S) (b)	EUR	340,000	365,345
ESB Finance Ltd. 1.125% 6/11/30 (Reg. S)	EUR	135,000	132,193
Smurfit Kappa Treasury ULC 1.5% 9/15/27 (Reg. S)	EUR	100,000	103,516
TOTAL IRELAND			858,514
Italy - 0.7%
A2A SpA 0.625% 7/15/31 (Reg. S)	EUR	140,000	124,362
ACEA SpA 1.5% 6/8/27 (Reg. S)	EUR	117,000	121,887
Amco - Asset Management Co. SpA 1.375% 1/27/25 (Reg. S)	EUR	110,000	118,046
Assicurazioni Generali SpA:
1.713% 6/30/32 (Reg. S)	EUR	100,000	88,694
2.124% 10/1/30 (Reg. S)	EUR	130,000	126,281
5.5% 10/27/47 (Reg. S) (b)	EUR	100,000	114,572
Autostrade per L'italia SpA 1.875% 9/26/29 (Reg. S)	EUR	320,000	313,872
Credit Agricole Italia SpA 0.375% 1/20/32 (Reg. S)	EUR	200,000	176,277
ENEL Finance International NV:
0.375% 6/17/27 (Reg. S)	EUR	220,000	221,105
0.5% 6/17/30 (Reg. S)	EUR	110,000	101,681
2.875% 4/11/29 (Reg. S)	GBP	636,000	742,668
4% 2/20/31 (Reg. S)	EUR	100,000	114,113
Eni SpA:
3.625% 5/19/27 (Reg. S)	EUR	100,000	112,030
4.25% 5/19/33 (Reg. S)	EUR	120,000	138,942
Ferrovie dello Stato FS SpA 1.5% 6/27/25 (Reg. S)	EUR	144,000	154,366
Intesa Sanpaolo SpA:
0.75% 3/16/28 (Reg. S)	EUR	260,000	258,153
2.125% 5/26/25 (Reg. S)	EUR	323,000	349,334
4.875% 5/19/30 (Reg. S)	EUR	100,000	116,073
Italgas SpA 1% 12/11/31 (Reg. S)	EUR	110,000	100,784
Mediobanca SpA 1.625% 1/7/25 (Reg. S)	EUR	280,000	301,887
Snam SpA 0.75% 6/20/29 (Reg. S)	EUR	190,000	182,950
Terna - Rete Elettrica Nazionale:
0.375% 6/23/29 (Reg. S)	EUR	120,000	114,340
1.375% 7/26/27 (Reg. S)	EUR	150,000	155,943
UniCredit SpA 2.2% 7/22/27 (Reg. S) (b)	EUR	490,000	522,139
TOTAL ITALY			4,870,499
Japan - 0.4%
East Japan Railway Co. 1.104% 9/15/39 (Reg. S)	EUR	160,000	127,217
Mizuho Financial Group, Inc.:
0.797% 4/15/30 (Reg. S)	EUR	300,000	280,828
1.412% 7/13/33	JPY	12,000,000	84,041
NTT Finance Corp. 0.18% 12/19/25	JPY	200,000,000	1,414,797
Takeda Pharmaceutical Co. Ltd. 2% 7/9/40	EUR	157,000	137,445
Toyota Finance Corp. 0.37% 10/13/26	JPY	100,000,000	709,866
Toyota Motor Finance (Netherlands) BV 3.5% 1/13/28 (Reg. S)	EUR	300,000	337,301
TOTAL JAPAN			3,091,495
Korea (South) - 0.0%
Korea Housing Finance Corp. 0.01% 7/7/25 (Reg. S)	EUR	160,000	167,714
Luxembourg - 0.1%
Blackstone Property Partners Europe LP 1.25% 4/26/27 (Reg. S)	EUR	153,000	148,061
JAB Holdings BV 2.5% 6/25/29	EUR	100,000	106,048
Logicor Financing SARL 1.625% 7/15/27 (Reg. S)	EUR	170,000	172,243
Prologis International Funding II SA 1.75% 3/15/28 (Reg. S)	EUR	304,000	315,420
SELP Finance SARL 1.5% 11/20/25 (Reg. S)	EUR	100,000	106,118
TOTAL LUXEMBOURG			847,890
Mexico - 0.1%
America Movil S.A.B. de CV:
0.75% 6/26/27	EUR	100,000	101,518
1.5% 3/10/24	EUR	100,000	109,789
2.125% 3/10/28	EUR	200,000	210,817
Petroleos Mexicanos 4.75% 2/26/29 (Reg. S)	EUR	100,000	90,419
TOTAL MEXICO			512,543
Multi-National - 0.0%
EUROFIMA 0.15% 10/10/34 (Reg. S)	EUR	191,000	160,504
Netherlands - 1.4%
ABN AMRO Bank NV:
0.375% 1/14/35 (Reg. S)	EUR	200,000	168,224
0.5% 9/23/29 (Reg. S)	EUR	100,000	93,729
0.6% 1/15/27 (Reg. S)	EUR	300,000	305,543
1.375% 1/12/37 (Reg. S)	EUR	400,000	363,770
4.5% 11/21/34 (Reg. S)	EUR	100,000	118,451
Bank Nederlandse Gemeenten NV:
0.75% 1/24/29 (Reg. S)	EUR	2,004,000	2,027,835
3.3% 7/17/28 (Reg. S)	AUD	1,267,000	826,816
CTP BV 0.75% 2/18/27 (Reg. S)	EUR	108,000	105,871
Eneco Holding NV 0% 11/16/26 (Reg. S)	EUR	117,000	118,066
Euronext NV 1% 4/18/25 (Reg. S)	EUR	240,000	255,865
EXOR NV 1.75% 1/18/28 (Reg. S)	EUR	170,000	179,619
Heineken NV 1.75% 5/7/40 (Reg. S)	EUR	160,000	142,063
ING Groep NV:
0.125% 11/29/25 (Reg. S) (b)	EUR	600,000	639,518
0.25% 2/18/29 (Reg. S) (b)	EUR	500,000	478,715
0.25% 2/1/30 (Reg. S) (b)	EUR	100,000	93,034
1.125% 2/14/25 (Reg. S)	EUR	300,000	322,447
2.125% 5/26/31 (Reg. S) (b)	EUR	400,000	421,075
3% 2/18/26 (Reg. S)	GBP	100,000	122,851
4.875% 11/14/27 (Reg. S) (b)	EUR	200,000	228,889
Koninklijke KPN NV 3.875% 7/3/31 (Reg. S)	EUR	100,000	114,460
LeasePlan Corp. NV 2.125% 5/6/25 (Reg. S)	EUR	130,000	140,811
Nationale-Nederlanden Bank NV 1% 9/25/28 (Reg. S)	EUR	700,000	714,288
Nederlandse Waterschapsbank NV:
0.75% 10/4/41 (Reg. S)	EUR	748,000	565,318
3.3% 5/2/29 (Reg. S)	AUD	40,000	25,815
NN Group NV 4.625% 1/13/48 (Reg. S) (b)	EUR	180,000	199,208
Rabobank Nederland:
0.25% 10/30/26 (Reg. S)	EUR	500,000	514,151
0.625% 2/25/33 (Reg. S)	EUR	100,000	87,957
1.125% 5/7/31 (Reg. S)	EUR	100,000	94,767
1.25% 3/23/26 (Reg. S)	EUR	79,000	84,004
Royal Schiphol Group NV 2% 4/6/29 (Reg. S)	EUR	117,000	122,750
Shell International Finance BV 0.5% 11/8/31 (Reg. S)	EUR	310,000	283,346
Stellantis NV 2.75% 4/1/32 (Reg. S)	EUR	200,000	206,345
TenneT Holding BV 0.875% 6/16/35 (Reg. S)	EUR	234,000	224,587
TOTAL NETHERLANDS			10,390,188
New Zealand - 0.1%
Westpac Securities NZ Ltd. London Branch 0.01% 6/8/28 (Reg. S)	EUR	998,000	965,490
Norway - 0.3%
DNB Bank ASA:
3.125% 9/21/27 (Reg. S) (b)	EUR	170,000	186,987
4% 8/17/27 (Reg. S) (b)	GBP	100,000	124,194
Equinor ASA 1.375% 5/22/32 (Reg. S)	EUR	241,000	234,700
Kommunalbanken A/S 0.6% 6/1/26	AUD	500,000	312,001
Sparebank 1 Boligkreditt A/S 0.01% 9/22/27 (Reg. S)	EUR	1,151,000	1,144,418
Telenor ASA:
0.75% 5/31/26 (Reg. S)	EUR	100,000	104,471
1.125% 5/31/29 (Reg. S)	EUR	157,000	157,523
TOTAL NORWAY			2,264,294
Portugal - 0.1%
Banco Santander Totta SA 3.375% 4/19/28 (Reg. S)	EUR	400,000	449,034
EDP Finance BV 1.875% 9/21/29 (Reg. S)	EUR	100,000	103,023
TOTAL PORTUGAL			552,057
Spain - 0.6%
Abertis Infraestructuras SA 2.375% 9/27/27 (Reg. S)	EUR	400,000	429,852
Banco Bilbao Vizcaya Argentaria SA:
2.575% 2/22/29 (Reg. S) (b)	EUR	500,000	549,933
4.375% 10/14/29 (Reg. S)	EUR	300,000	351,758
Banco Santander SA:
0.2% 2/11/28 (Reg. S)	EUR	300,000	292,821
0.5% 3/24/27 (Reg. S) (b)	EUR	100,000	102,953
1.375% 1/5/26 (Reg. S)	EUR	300,000	317,435
2.125% 2/8/28 (Reg. S)	EUR	100,000	104,466
3.125% 1/19/27 (Reg. S)	EUR	100,000	109,386
5.125% 1/25/30 (Reg. S)	GBP	100,000	129,414
5.75% 8/23/33 (Reg. S) (b)	EUR	100,000	115,682
CaixaBank SA:
0.5% 2/9/29 (Reg. S) (b)	EUR	100,000	97,273
0.75% 5/26/28 (Reg. S) (b)	EUR	100,000	100,566
1.5% 12/3/26 (Reg. S) (b)	GBP	200,000	237,325
2.25% 4/17/30 (Reg. S) (b)	EUR	100,000	106,552
3.75% 2/15/29 (Reg. S) (b)	EUR	100,000	110,229
5% 7/19/29 (Reg. S) (b)	EUR	100,000	115,398
6.25% 2/23/33 (Reg. S) (b)	EUR	100,000	116,436
Comunidad de Madrid 1.571% 4/30/29 (Reg. S)	EUR	316,000	327,451
Iberdrola Finanzas SAU 3.375% 11/22/32 (Reg. S)	EUR	100,000	112,563
Naturgy Finance BV:
1.25% 1/15/26 (Reg. S)	EUR	200,000	211,603
1.5% 1/29/28 (Reg. S)	EUR	100,000	103,811
Telefonica Emisiones S.A.U. 1.93% 10/17/31 (Reg. S)	EUR	300,000	302,257
TOTAL SPAIN			4,445,164
Sweden - 1.1%
Akelius Residential Property Financing BV 1% 1/17/28 (Reg. S)	EUR	100,000	94,749
Fastighets AB Balder 1.25% 1/28/28 (Reg. S)	EUR	108,000	96,955
Heimstaden Bostad Treasury BV:
0.625% 7/24/25 (Reg. S)	EUR	160,000	156,357
1.375% 7/24/28 (Reg. S)	EUR	135,000	106,773
Investor AB 1.5% 9/12/30 (Reg. S)	EUR	120,000	120,354
Kommuninvest I Sverige AB:
1% 5/12/25 (Reg. S)	SEK	9,970,000	957,888
1% 11/12/26 (Reg. S)	SEK	6,710,000	631,900
Lansforsakringar Hypotek AB:
1.25% 9/17/25	SEK	400,000	38,391
1.5% 9/16/26 (Reg. S)	SEK	5,600,000	534,124
Nordea Hypotek AB 1% 9/17/25	SEK	1,700,000	162,563
Sagax AB 2.25% 3/13/25 (Reg. S)	EUR	120,000	128,782
Samhallsbyggnadsbolaget I Norden AB 2.25% 8/12/27 (Reg. S)	EUR	108,000	79,872
Skandinaviska Enskilda Banken AB:
0.75% 11/15/27 (Reg. S)	EUR	100,000	102,341
1.75% 11/11/26 (Reg. S)	EUR	210,000	222,488
3.25% 5/4/28 (Reg. S)	EUR	250,000	281,466
3.75% 2/7/28 (Reg. S)	EUR	160,000	178,474
Stadshypotek AB:
0.375% 12/6/24 (Reg. S)	EUR	420,000	450,721
0.375% 3/13/26 (Reg. S)	EUR	500,000	522,538
1.5% 3/1/24 (Reg. S)	SEK	1,000,000	98,721
1.5% 12/3/24 (Reg. S)	SEK	8,000,000	777,400
Svenska Handelsbanken AB:
0.5% 2/18/30 (Reg. S)	EUR	100,000	93,443
1% 4/15/25 (Reg. S)	EUR	220,000	235,571
1.625% 3/5/29 (Reg. S) (b)	EUR	130,000	142,748
Swedbank AB:
0.3% 5/20/27 (Reg. S) (b)	EUR	240,000	244,667
2.1% 5/25/27 (Reg. S)	EUR	108,000	114,726
Swedbank Hypotek AB:
1% 9/18/24 (Reg. S)	SEK	800,000	77,735
3.125% 7/5/28 (Reg. S)	EUR	390,000	436,590
Swedish Covered Bond Corp. 2% 6/17/26 (Reg. S)	SEK	11,000,000	1,063,895
Telia Co. AB 0.125% 11/27/30 (Reg. S)	EUR	310,000	279,775
Vattenfall AB 0.125% 2/12/29 (Reg. S)	EUR	108,000	103,109
TOTAL SWEDEN			8,535,116
Switzerland - 0.8%
Demeter Investments BV 2.75% 2/19/49 (Reg. S) (b)	EUR	120,000	124,099
Pfandbrief Schweiz Hypo:
0% 7/29/24 (Reg. S)	CHF	40,000	47,074
0% 10/26/29 (Reg. S)	CHF	50,000	54,939
0% 8/26/49 (Reg. S)	CHF	520,000	443,884
0.125% 12/19/31 (Reg. S)	CHF	1,270,000	1,364,119
Pfandbriefbank Schweizerischer Hypothekarinstitute AG:
0% 3/13/28 (Reg. S)	CHF	1,070,000	1,202,410
0% 7/25/31 (Reg. S)	CHF	340,000	363,585
0.1% 12/3/31 (Reg. S)	CHF	195,000	209,118
0.5% 11/24/28 (Reg. S)	CHF	40,000	45,632
UBS AG Australia BRH 5.808% 11/24/28 (Reg. S)	AUD	90,000	63,406
UBS Group AG:
0.25% 1/29/26 (Reg. S) (b)	EUR	669,000	707,527
0.65% 1/14/28 (Reg. S) (b)	EUR	100,000	100,846
1% 6/24/27 (Reg. S) (b)	EUR	150,000	155,331
1.25% 7/17/25 (Reg. S) (b)	EUR	307,000	333,040
2.125% 11/15/29 (Reg. S) (b)	GBP	130,000	146,708
2.875% 4/2/32 (Reg. S) (b)	EUR	100,000	103,075
3.25% 4/2/26 (Reg. S) (b)	EUR	605,000	661,594
TOTAL SWITZERLAND			6,126,387
United Kingdom - 1.3%
AA Bond Co. Ltd.:
7.375% 7/31/50 (Reg. S)	GBP	120,000	152,638
8.45% 7/31/50 (Reg. S)	GBP	130,000	173,649
Anglian Water Services Financing PLC 1.625% 8/10/25 (Reg. S)	GBP	240,000	289,405
Annington Funding PLC 2.308% 10/6/32 (Reg. S)	GBP	104,000	103,095
Barclays PLC:
1.106% 5/12/32 (Reg. S) (b)	EUR	110,000	98,930
3.25% 1/17/33	GBP	299,000	325,219
BAT Netherlands Finance BV:
3.125% 4/7/28 (Reg. S)	EUR	100,000	110,107
5.375% 2/16/31 (Reg. S)	EUR	110,000	127,763
BP Capital Markets BV 0.933% 12/4/40 (Reg. S)	EUR	290,000	211,667
BP Capital Markets PLC 1.637% 6/26/29 (Reg. S)	EUR	100,000	102,412
British Telecommunications PLC 3.75% 5/13/31 (Reg. S)	EUR	170,000	192,617
Heathrow Funding Ltd. 3.661% 1/13/33	CAD	215,000	151,965
HSBC Holdings PLC:
Eur Swap Annual 5Y Index + 3.300% 6.364% 11/16/32 (Reg. S) (b)(c)	EUR	270,000	320,439
3% 7/22/28 (b)	GBP	110,000	130,497
3% 5/29/30 (b)	GBP	130,000	148,872
LCR Finance PLC 5.1% 3/7/51	GBP	93,000	132,611
Lloyds Bank PLC 0.125% 9/23/29 (Reg. S)	EUR	100,000	94,725
Lloyds Banking Group PLC:
0.5% 11/12/25 (Reg. S) (b)	EUR	130,000	139,338
1.985% 12/15/31 (b)	GBP	104,000	118,908
2.25% 10/16/24	GBP	100,000	124,152
3.5% 4/1/26 (Reg. S) (b)	EUR	404,000	444,453
5.802% 3/17/29 (b)	AUD	100,000	68,617
London & Quadrant Housing Trust 2% 3/31/32 (Reg. S)	GBP	112,000	116,132
M&G PLC 5.625% 10/20/51 (Reg. S) (b)	GBP	104,000	126,232
Motability Operations Group PLC 1.5% 1/20/41 (Reg. S)	GBP	220,000	176,190
National Grid Electricity Transmission PLC:
0.19% 1/20/25 (Reg. S)	EUR	160,000	170,328
0.823% 7/7/32 (Reg. S)	EUR	140,000	125,390
1.375% 9/16/26 (Reg. S)	GBP	200,000	234,788
National Grid Gas Finance PLC 3.125% 3/21/40 (Reg. S)	GBP	100,000	96,875
National Grid PLC 2.179% 6/30/26 (Reg. S)	EUR	430,000	461,407
Nationwide Building Society 0.625% 3/25/27 (Reg. S)	EUR	903,000	930,005
NatWest Group PLC:
3 month EURIBOR EURO INTER + 1.080% 1.75% 3/2/26 (Reg. S) (b)(c)	EUR	110,000	118,204
3.622% 8/14/30 (Reg. S) (b)	GBP	411,000	500,946
NatWest Markets PLC 6.375% 11/8/27 (Reg. S)	GBP	280,000	376,151
NIE Finance PLC 2.5% 10/27/25 (Reg. S)	GBP	200,000	244,196
Santander UK Group Holdings PLC 7.098% 11/16/27 (Reg. S) (b)	GBP	110,000	145,724
Santander UK PLC 0.05% 1/12/27 (Reg. S)	EUR	200,000	202,571
Segro Capital SARL 1.25% 3/23/26 (Reg. S)	EUR	160,000	168,654
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	150,000	168,488
Standard Chartered PLC 0.85% 1/27/28 (Reg. S) (b)	EUR	107,000	108,105
Thames Water Utility Finance PLC:
2.375% 4/22/40 (Reg. S)	GBP	190,000	148,178
4% 4/18/27 (Reg. S)	EUR	100,000	106,459
United Utilities Water Finance PLC 2% 2/14/25 (Reg. S)	GBP	410,000	504,200
Vodafone International Financing DAC 3.75% 12/2/34 (Reg. S)	EUR	330,000	375,896
Yorkshire Water Finance PLC 1.75% 10/27/32 (Reg. S)	GBP	100,000	95,724
TOTAL UNITED KINGDOM			9,462,922
United States of America - 5.1%
ACE INA Holdings, Inc. 1.55% 3/15/28	EUR	639,000	664,996
Air Products & Chemicals, Inc. 0.5% 5/5/28	EUR	1,223,000	1,219,398
Altria Group, Inc.:
2.2% 6/15/27	EUR	398,000	422,889
3.125% 6/15/31	EUR	174,000	174,075
American Tower Corp. 1% 1/15/32	EUR	140,000	126,394
Apple, Inc. 0.5% 11/15/31	EUR	911,000	856,712
AT&T, Inc.:
0.25% 3/4/26	EUR	100,000	103,609
2.9% 12/4/26	GBP	2,720,000	3,302,086
Athene Global Funding 0.832% 1/8/27 (Reg. S)	EUR	140,000	142,442
Bank of America Corp. 0.694% 3/22/31 (Reg. S) (b)	EUR	486,000	448,571
Becton Dickinson Euro Finance SARL 1.208% 6/4/26	EUR	1,553,000	1,636,174
Berkshire Hathaway, Inc. 2.15% 3/15/28	EUR	797,000	854,672
Booking Holdings, Inc. 4.5% 11/15/31	EUR	150,000	180,153
Citigroup, Inc. 4.112% 9/22/33 (Reg. S) (b)	EUR	220,000	250,426
Comcast Corp. 1.875% 2/20/36	GBP	405,000	388,589
CRH SMW Finance DAC 4% 7/11/31 (Reg. S)	EUR	120,000	137,590
DH Europe Finance II SARL:
0.2% 3/18/26	EUR	2,894,000	2,999,116
0.75% 9/18/31	EUR	456,000	424,272
1.35% 9/18/39	EUR	192,000	160,032
Digital Dutch Finco BV 1.5% 3/15/30 (Reg. S)	EUR	100,000	95,901
Digital Intrepid Holding BV 0.625% 7/15/31 (Reg. S)	EUR	100,000	86,540
DXC Technology Co. 1.75% 1/15/26	EUR	914,000	973,509
FedEx Corp. 0.95% 5/4/33	EUR	371,000	322,833
Fidelity National Information Services, Inc. 1.5% 5/21/27	EUR	758,000	791,438
Fiserv, Inc. 2.25% 7/1/25	GBP	925,000	1,132,017
Ford Motor Credit Co. LLC 2.33% 11/25/25	EUR	100,000	107,081
General Electric Co.:
0.875% 5/17/25	EUR	2,219,000	2,365,308
2.125% 5/17/37	EUR	110,000	105,993
Goldman Sachs Group, Inc.:
1.25% 2/7/29 (Reg. S)	EUR	50,000	49,382
1.875% 12/16/30 (Reg. S)	GBP	100,000	105,990
2% 11/1/28 (Reg. S)	EUR	51,000	53,199
3.125% 7/25/29 (Reg. S)	GBP	27,000	31,837
3.375% 3/27/25 (Reg. S)	EUR	488,000	537,482
IBM Corp. 1.2% 2/11/40	EUR	272,000	217,945
Illinois Tool Works, Inc. 0.25% 12/5/24	EUR	2,734,000	2,924,019
Johnson Controls International PLC 1.375% 2/25/25	EUR	1,296,000	1,390,216
JPMorgan Chase & Co. 0.389% 2/24/28 (Reg. S) (b)	EUR	792,000	795,983
Marsh & McLennan Companies, Inc. 1.349% 9/21/26	EUR	768,000	810,879
McDonald's Corp. 1.6% 3/15/31 (Reg. S)	EUR	200,000	198,572
McKesson Corp. 3.125% 2/17/29	GBP	573,000	691,007
Medtronic Global Holdings SCA:
0.25% 7/2/25	EUR	100,000	105,296
1.75% 7/2/49 (Reg. S)	EUR	227,000	175,803
Metropolitan Life Global Funding I 1.75% 5/25/25 (Reg. S)	EUR	350,000	377,114
Morgan Stanley:
1.102% 4/29/33 (b)	EUR	243,000	217,596
5.789% 11/18/33 (b)	GBP	170,000	230,440
Nestle Finance International Ltd.:
0% 6/14/26 (Reg. S)	EUR	540,000	559,039
0.25% 6/14/29 (Reg. S)	EUR	120,000	117,129
1.25% 11/2/29 (Reg. S)	EUR	30,000	30,620
New York Life Global Funding 0.125% 7/23/30 (Reg. S)	CHF	215,000	231,839
Philip Morris International, Inc.:
1.45% 8/1/39	EUR	100,000	72,731
2% 5/9/36	EUR	210,000	181,654
PPG Industries, Inc. 0.875% 11/3/25	EUR	744,000	784,699
Procter & Gamble Co.:
1.375% 5/3/25	GBP	221,000	270,074
1.8% 5/3/29	GBP	381,000	443,788
Prologis LP 2.25% 6/30/29	GBP	619,000	704,977
Public Storage 0.875% 1/24/32	EUR	245,000	223,435
Realty Income Corp. 1.75% 7/13/33	GBP	413,000	398,961
Schlumberger Finance BV 2% 5/6/32 (Reg. S)	EUR	230,000	233,012
The Coca-Cola Co. 0.375% 3/15/33	EUR	906,000	795,938
The Dow Chemical Co. 1.875% 3/15/40	EUR	232,000	193,620
Thermo Fisher Scientific, Inc.:
0.125% 3/1/25	EUR	100,000	106,141
1.875% 10/1/49	EUR	106,000	83,631
Upjohn Finance BV 1.362% 6/23/27 (Reg. S)	EUR	150,000	153,584
Verizon Communications, Inc.:
1.375% 10/27/26	EUR	762,000	804,410
2.1% 5/6/26 (Reg. S)	AUD	200,000	128,221
3.375% 10/27/36	GBP	486,000	529,660
4.05% 2/17/25	AUD	680,000	459,899
VF Corp. 0.25% 2/25/28	EUR	606,000	562,189
Wells Fargo & Co. 2.125% 9/24/31 (Reg. S)	GBP	350,000	365,008
Whirlpool EMEA Finance SARL 0.5% 2/20/28	EUR	170,000	166,029
WPC Eurobond BV 2.25% 4/9/26	EUR	110,000	117,473
TOTAL UNITED STATES OF AMERICA			38,103,337
TOTAL NONCONVERTIBLE BONDS (Cost $208,935,411)			195,196,880

Government Obligations - 68.6%
		Principal Amount (a)	Value ($)
Australia - 1.9%
Australian Commonwealth:
0.25% 11/21/24 (Reg. S)	AUD	493,000	325,220
0.25% 11/21/25 (Reg. S)	AUD	2,151,000	1,374,210
1% 12/21/30 (Reg. S)	AUD	312,000	176,349
1.25% 5/21/32	AUD	3,826,000	2,115,759
1.75% 11/21/32 (Reg. S)	AUD	1,280,000	730,190
1.75% 6/21/51 (Reg. S)	AUD	809,000	325,296
2.25% 5/21/28 (Reg. S)	AUD	1,320,000	849,748
2.75% 4/21/24	AUD	30,000	20,357
2.75% 11/21/28	AUD	729,000	477,033
2.75% 11/21/29 (Reg. S)	AUD	1,280,000	827,569
2.75% 5/21/41(Reg. S)	AUD	954,000	530,688
3% 11/21/33(Reg. S)	AUD	2,290,000	1,438,297
3% 3/21/47	AUD	468,000	257,375
3.25% 4/21/25 (Reg. S)	AUD	56,000	37,863
3.25% 4/21/29(Reg. S)	AUD	70,000	46,712
4.5% 4/21/33	AUD	1,080,000	767,124
4.75% 4/21/27(Reg. S)	AUD	370,000	260,967
Queensland Treasury Corp.:
1.75% 8/21/31 (Reg. S) (d)	AUD	2,631,000	1,501,890
3.25% 7/21/26 (Reg. S) (d)	AUD	247,000	165,677
3.25% 7/21/28 (Reg. S) (d)	AUD	154,000	102,064
3.5% 8/21/30 (Reg. S) (d)	AUD	58,000	38,032
South Australian Government Financing Authority 2% 5/23/36 (Reg. S)	AUD	150,000	75,191
Treasury Corp. of Victoria:
0.5% 11/20/25	AUD	110,000	70,206
1.25% 11/19/27	AUD	952,000	585,544
1.5% 11/20/30	AUD	1,347,000	764,815
2.5% 10/22/29	AUD	424,000	264,119
TOTAL AUSTRALIA			14,128,295
Austria - 0.9%
Austrian Republic:
0% 10/20/28(Reg. S) (d)	EUR	600,000	592,589
0% 2/20/30 (Reg. S) (d)	EUR	542,000	516,979
0% 10/20/40 (Reg. S) (d)	EUR	788,000	543,304
0.5% 4/20/27 (Reg. S) (d)	EUR	691,000	719,168
0.5% 2/20/29 (Reg. S) (d)	EUR	677,000	681,530
0.75% 10/20/26 (Reg. S) (d)	EUR	185,000	195,332
0.75% 2/20/28 (Reg. S) (d)	EUR	355,000	367,794
0.75% 3/20/51 (Reg. S) (d)	EUR	1,090,000	731,140
0.9% 2/20/32 (Reg. S) (d)	EUR	394,000	382,487
1.2% 10/20/25 (Reg. S) (d)	EUR	77,000	83,070
1.5% 2/20/47 (Reg. S) (d)	EUR	403,000	340,956
2% 7/15/26(Reg. S) (d)	EUR	1,070,000	1,170,140
2.4% 5/23/34(Reg. S) (d)	EUR	40,000	43,196
2.9% 2/20/33(Reg. S) (d)	EUR	140,000	158,417
3.15% 6/20/44(Reg. S) (d)	EUR	10,000	11,492
4.15% 3/15/37 (d)	EUR	20,000	25,285
TOTAL AUSTRIA			6,562,879
Belgium - 1.3%
Belgian Kingdom:
0% 10/22/27 (Reg. S) (d)	EUR	1,690,000	1,715,626
0% 10/22/31 (d)	EUR	622,000	568,065
0.1% 6/22/30 (Reg. S) (d)	EUR	675,000	646,062
0.35% 6/22/32 (d)	EUR	549,000	506,880
0.4% 6/22/40 (d)	EUR	1,212,000	891,656
0.8% 6/22/25 (Reg. S) (d)	EUR	105,000	112,778
0.8% 6/22/27 (d)	EUR	39,000	41,002
0.9% 6/22/29 (d)	EUR	1,373,000	1,409,526
1% 6/22/26 (Reg. S) (d)	EUR	161,000	172,016
1.25% 4/22/33 (Reg. S) (d)	EUR	1,521,000	1,502,842
1.4% 6/22/53 (Reg. S) (d)	EUR	932,000	689,344
1.45% 6/22/37 (Reg. S) (d)	EUR	84,000	78,304
1.6% 6/22/47 (d)	EUR	38,000	31,542
1.7% 6/22/50 (d)	EUR	23,000	18,911
1.9% 6/22/38(Reg. S) (d)	EUR	101,000	98,413
2.25% 6/22/57 (Reg. S) (d)	EUR	124,000	112,209
3.3% 6/22/54 (Reg. S) (d)	EUR	160,000	180,235
3.75% 6/22/45(Reg. S)	EUR	20,000	24,403
4% 3/28/32	EUR	30,000	36,845
4.25% 3/28/41 (d)	EUR	645,000	831,487
5.5% 3/28/28	EUR	40,000	49,920
Flemish Community 3.25% 4/5/33 (Reg. S)	EUR	300,000	340,190
Walloon Region 1.05% 6/22/40 (Reg. S)	EUR	100,000	77,748
TOTAL BELGIUM			10,136,004
Bulgaria - 0.0%
Bulgarian Republic 4.625% 9/23/34(Reg. S)	EUR	190,000	222,715
Canada - 4.0%
Alberta Province:
0.5% 4/16/25 (Reg. S)	EUR	100,000	106,839
0.625% 4/18/25 (Reg. S)	EUR	330,000	352,977
2.05% 6/1/30	CAD	260,000	179,166
3.05% 12/1/48	CAD	724,000	458,168
3.1% 6/1/50	CAD	231,000	147,587
British Columbia Province:
2.3% 6/18/26	CAD	210,000	152,893
2.75% 6/18/52	CAD	140,000	84,368
2.95% 6/18/50	CAD	924,000	578,904
Canada Housing Trust No. 1:
1.75% 6/15/30 (d)	CAD	730,000	498,177
1.8% 12/15/24 (d)	CAD	3,265,000	2,401,397
2.1% 9/15/29 (d)	CAD	70,000	49,318
3.6% 12/15/27 (d)	CAD	1,910,000	1,448,403
Canadian Government:
0.25% 3/1/26	CAD	548,000	384,520
0.5% 12/1/30	CAD	491,000	311,101
1% 9/1/26	CAD	390,000	275,721
1% 6/1/27	CAD	58,000	40,564
1.25% 3/1/27	CAD	1,460,000	1,031,735
1.25% 6/1/30	CAD	16,000	10,771
1.5% 9/1/24	CAD	18,000	13,303
1.5% 12/1/31	CAD	480,000	321,073
1.75% 12/1/53	CAD	1,050,000	592,998
2% 6/1/28	CAD	50,000	35,954
2% 6/1/32	CAD	2,410,000	1,668,733
2% 12/1/51	CAD	410,000	248,404
2.5% 12/1/32	CAD	2,160,000	1,552,278
2.75% 6/1/33	CAD	430,000	314,904
2.75% 12/1/48	CAD	630,000	449,123
3.25% 12/1/33	CAD	690,000	526,677
3.5% 3/1/28	CAD	855,000	651,208
City of Montreal 2.3% 9/1/29	CAD	140,000	98,207
City of Ottawa 4.6% 7/14/42	CAD	70,000	54,882
City of Toronto 2.8% 11/22/49	CAD	180,000	104,175
Manitoba Province:
3.2% 3/5/50	CAD	256,000	164,272
3.4% 9/5/48	CAD	310,000	206,003
New Brunswick Province:
3.05% 8/14/50	CAD	227,000	142,028
3.55% 6/3/43	CAD	100,000	69,210
Newfoundland Province:
2.65% 10/17/50	CAD	167,000	92,329
3.3% 10/17/46	CAD	50,000	31,660
3.7% 10/17/48	CAD	70,000	47,287
Nova Scotia Province 3.15% 12/1/51	CAD	80,000	51,219
Ontario Province:
0.25% 12/15/26 (Reg. S)	GBP	638,000	726,659
0.375% 4/8/27 (Reg. S)	EUR	283,000	290,525
1.05% 9/8/27	CAD	460,000	317,256
1.75% 9/8/25	CAD	401,000	291,133
2.05% 6/2/30	CAD	59,000	40,668
2.15% 6/2/31	CAD	170,000	115,886
2.3% 9/8/24	CAD	53,000	39,359
2.4% 6/2/26	CAD	49,000	35,745
2.6% 6/2/25	CAD	3,000,000	2,213,464
2.65% 12/2/50	CAD	49,000	28,912
2.7% 6/2/29	CAD	1,703,000	1,234,712
2.8% 6/2/48	CAD	1,868,000	1,142,482
2.9% 6/2/49	CAD	885,000	549,755
3.65% 6/2/33	CAD	1,050,000	784,340
3.75% 12/2/53	CAD	160,000	117,014
4.7% 6/2/37	CAD	190,000	154,400
Quebec Province:
0% 10/29/30 (Reg. S)	EUR	1,050,000	964,735
0.5% 1/25/32 (Reg. S)	EUR	330,000	304,121
0.75% 12/13/24 (Reg. S)	GBP	192,000	234,976
1.5% 9/1/31	CAD	1,966,000	1,273,178
1.9% 9/1/30	CAD	131,000	89,256
2.25% 9/15/26 (Reg. S)	GBP	112,000	135,743
2.3% 9/1/29	CAD	1,179,000	834,736
2.5% 9/1/26	CAD	423,000	309,628
2.85% 12/1/53	CAD	110,000	67,554
3.1% 12/1/51	CAD	230,000	148,981
3.5% 12/1/45	CAD	130,000	90,379
3.6% 9/1/33	CAD	300,000	223,389
3.65% 5/20/32	CAD	410,000	308,878
5% 12/1/38	CAD	90,000	75,819
5% 12/1/41	CAD	420,000	355,459
Saskatchewan Province 3.1% 6/2/50	CAD	293,000	187,898
TOTAL CANADA			29,635,576
Chile - 0.1%
Chilean Republic:
1.25% 1/29/40	EUR	114,000	87,749
1.875% 5/27/30	EUR	100,000	100,034
2.3% 10/1/28(Reg. S) (d)	CLP	245,000,000	242,687
5.1% 7/15/50	CLP	120,000,000	132,263
6% 1/1/43	CLP	200,000,000	245,800
7% 5/1/34(Reg. S) (d)	CLP	105,000,000	134,072
TOTAL CHILE			942,605
China - 14.5%
Agricultural Development Bank of China 3.3% 11/5/31	CNY	42,520,000	6,218,269
China Development Bank:
2.83% 9/10/26	CNY	59,070,000	8,407,765
3% 1/17/32	CNY	10,000,000	1,432,238
3.02% 3/6/33	CNY	16,400,000	2,357,038
3.34% 7/14/25	CNY	19,020,000	2,719,366
3.41% 6/7/31	CNY	2,540,000	373,902
3.48% 1/8/29	CNY	62,240,000	9,139,514
3.5% 11/4/46	CNY	820,000	126,334
3.68% 2/26/26	CNY	27,100,000	3,921,327
3.7% 10/20/30	CNY	17,030,000	2,547,696
3.8% 1/25/36	CNY	550,000	85,093
3.9% 8/3/40	CNY	12,690,000	2,017,585
Peoples Republic of China:
0.5% 11/12/31(Reg. S)	EUR	110,000	100,306
2.18% 8/25/25	CNY	20,460,000	2,879,405
2.24% 5/25/25	CNY	8,680,000	1,222,985
2.26% 2/24/25	CNY	6,980,000	983,962
2.29% 12/25/24	CNY	7,190,000	1,014,299
2.37% 1/20/27	CNY	5,670,000	799,230
2.4% 7/15/28	CNY	50,010,000	7,043,714
2.44% 10/15/27	CNY	4,120,000	581,774
2.48% 4/15/27	CNY	6,860,000	969,163
2.5% 7/25/27	CNY	21,290,000	3,011,141
2.52% 8/25/33	CNY	35,920,000	5,032,444
2.55% 10/15/28	CNY	4,500,000	638,115
2.6% 9/15/30	CNY	1,630,000	230,432
2.6% 9/1/32	CNY	15,220,000	2,140,680
2.62% 9/25/29	CNY	13,690,000	1,939,916
2.64% 1/15/28	CNY	20,000,000	2,843,318
2.68% 5/21/30	CNY	1,760,000	249,640
2.7% 11/3/26	CNY	20,270,000	2,884,759
2.75% 6/15/29	CNY	11,830,000	1,688,967
2.75% 2/17/32	CNY	9,650,000	1,373,356
2.76% 5/15/32	CNY	20,700,000	2,949,834
2.79% 12/15/29	CNY	8,320,000	1,189,660
2.8% 3/24/29	CNY	7,560,000	1,082,253
2.8% 11/15/32	CNY	12,110,000	1,731,434
2.88% 2/25/33	CNY	5,620,000	809,959
3.02% 10/22/25	CNY	41,220,000	5,892,482
3.02% 5/27/31	CNY	2,210,000	320,659
3.12% 10/25/52	CNY	8,420,000	1,232,486
3.19% 4/15/53	CNY	2,170,000	325,196
3.25% 6/6/26	CNY	18,000,000	2,597,367
3.27% 11/19/30	CNY	40,000	5,908
3.27% 3/25/73	CNY	3,040,000	467,169
3.32% 4/15/52	CNY	19,390,000	2,943,195
3.53% 10/18/51	CNY	2,230,000	349,292
3.81% 9/14/50	CNY	41,140,000	6,746,990
3.86% 7/22/49	CNY	17,330,000	2,848,945
4.12% 8/2/42	CNY	3,320,000	558,027
TOTAL CHINA			109,024,589
Colombia - 0.2%
Colombian Republic:
5.75% 11/3/27	COP	2,000,000,000	456,613
7% 3/26/31	COP	3,780,000,000	840,940
7% 6/30/32	COP	873,300,000	188,492
7.25% 10/18/34	COP	1,541,500,000	326,801
TOTAL COLOMBIA			1,812,846
Croatia - 0.1%
Croatia Republic:
1.125% 6/19/29 (Reg. S)	EUR	151,000	150,902
1.75% 3/4/41(Reg. S)	EUR	100,000	83,356
2.7% 6/15/28	EUR	200,000	220,256
TOTAL CROATIA			454,514
Cyprus - 0.0%
Republic of Cyprus:
2.25% 4/16/50 (Reg. S)	EUR	59,000	48,211
2.375% 9/25/28 (Reg. S)	EUR	84,000	90,930
2.75% 6/27/24 (Reg. S)	EUR	32,000	35,255
TOTAL CYPRUS			174,396
Czech Republic - 0.3%
Czech Republic:
0% 12/12/24	CZK	19,800,000	844,785
0.25% 2/10/27	CZK	10,030,000	399,832
1.2% 3/13/31	CZK	5,250,000	197,279
1.25% 2/14/25	CZK	170,000	7,308
1.5% 4/24/40	CZK	10,600,000	337,693
1.75% 6/23/32	CZK	7,650,000	293,569
2% 10/13/33	CZK	2,230,000	85,319
4.85% 11/26/57(Reg. S)	CZK	1,830,000	91,674
TOTAL CZECH REPUBLIC			2,257,459
Denmark - 0.2%
Danish Kingdom:
0.25% 11/15/52 (Reg. S)	DKK	2,471,000	207,799
0.5% 11/15/29(Reg. S)	DKK	5,314,000	718,641
4.5% 11/15/39	DKK	3,070,000	580,198
TOTAL DENMARK			1,506,638
Finland - 0.4%
Finnish Government:
0% 9/15/24 (d)	EUR	84,000	90,639
0.125% 4/15/36 (Reg. S) (d)	EUR	452,000	364,319
0.125% 4/15/52 (Reg. S) (d)	EUR	294,000	159,440
0.25% 9/15/40 (Reg. S) (d)	EUR	433,000	316,486
0.5% 4/15/26 (Reg. S) (d)	EUR	44,000	46,469
0.5% 9/15/28 (Reg. S) (d)	EUR	400,000	405,953
0.5% 4/15/43(Reg. S) (d)	EUR	63,000	45,473
1.125% 4/15/34 (Reg. S) (d)	EUR	166,000	158,902
1.5% 9/15/32(Reg. S) (d)	EUR	270,000	274,505
2.625% 7/4/42 (d)	EUR	20,000	21,447
4% 7/4/25 (d)	EUR	710,000	798,477
TOTAL FINLAND			2,682,110
France - 6.2%
French Government:
0% 2/25/25(Reg. S)	EUR	4,883,000	5,215,394
0% 3/25/25(Reg. S)	EUR	14,000	14,924
0% 2/25/26 (Reg. S)	EUR	5,043,000	5,293,279
0% 2/25/27 (Reg. S)	EUR	315,000	324,180
0% 11/25/29 (Reg. S)	EUR	3,307,000	3,202,142
0% 11/25/30 (Reg. S)	EUR	1,209,000	1,140,881
0% 11/25/31 (Reg. S)	EUR	747,000	685,057
0% 5/25/32 (Reg. S)	EUR	883,000	797,805
0.25% 11/25/26(Reg. S)	EUR	1,615,000	1,683,216
0.5% 5/25/26	EUR	33,000	34,879
0.5% 5/25/29 (Reg. S)	EUR	1,326,000	1,335,787
0.5% 5/25/40 (Reg. S) (d)	EUR	3,197,000	2,444,095
0.5% 6/25/44(Reg. S) (d)	EUR	690,000	477,063
0.5% 5/25/72 (d)	EUR	50,000	23,084
0.75% 2/25/28(Reg. S)	EUR	3,330,000	3,463,738
0.75% 5/25/28 (Reg. S)	EUR	473,000	490,330
0.75% 5/25/52 (Reg. S)	EUR	2,316,000	1,465,237
0.75% 5/25/53 (Reg. S) (d)	EUR	2,538,000	1,573,735
1% 11/25/25(Reg. S)	EUR	36,000	38,677
1% 5/25/27	EUR	3,126,000	3,311,171
1.25% 5/25/34(Reg. S)	EUR	137,000	132,865
1.25% 5/25/36(Reg. S) (d)	EUR	2,368,000	2,211,736
1.5% 5/25/31(Reg. S)	EUR	1,913,000	1,993,630
1.5% 5/25/50 (Reg. S) (d)	EUR	354,000	283,859
1.75% 6/25/39 (Reg. S) (d)	EUR	655,000	628,604
1.75% 5/25/66 (d)	EUR	33,000	25,981
2% 11/25/32(Reg. S)	EUR	2,970,000	3,161,563
2% 5/25/48 (d)	EUR	124,000	113,194
2.5% 9/24/26(Reg. S)	EUR	420,000	465,546
2.5% 5/25/30	EUR	840,000	939,644
2.5% 5/25/43(Reg. S) (d)	EUR	1,080,000	1,109,096
3% 5/25/33 (Reg. S)	EUR	870,000	999,061
3% 5/25/54(Reg. S) (d)	EUR	210,000	227,683
3.5% 11/25/33(Reg. S)	EUR	490,000	585,107
4.75% 4/25/35	EUR	100,000	132,830
La Banque Postale 0.75% 8/2/32 (Reg. S) (b)	EUR	100,000	97,059
TOTAL FRANCE			46,122,132
Germany - 4.6%
Free & Hanseatic City of Hamburg 0.25% 2/18/41 (Reg. S)	EUR	190,000	134,536
Free State of Saxony 0.01% 12/17/35 (Reg. S)	EUR	490,000	392,583
German Federal Republic:
0% 4/11/25 (Reg. S)	EUR	5,000	5,330
0% 4/10/26 (Reg. S)	EUR	260,000	273,076
0% 8/15/26(Reg. S)	EUR	57,000	59,546
0% 10/9/26 (Reg. S)	EUR	2,560,000	2,666,154
0% 8/15/29(Reg. S) (e)	EUR	3,245,000	3,226,816
0% 2/15/30 (Reg. S)	EUR	451,000	444,272
0% 8/15/30 (Reg. S) (e)	EUR	4,361,000	4,254,632
0% 2/15/32 (Reg. S)	EUR	8,000	7,554
0% 8/15/50	EUR	1,270,000	780,887
0% 8/15/52 (Reg. S)	EUR	150,000	88,230
0.25% 2/15/29	EUR	6,000	6,103
0.5% 2/15/28	EUR	7,000	7,296
1.25% 8/15/48 (e)(f)	EUR	1,523,000	1,365,662
1.8% 8/15/53(Reg. S)	EUR	1,160,000	1,154,893
2.1% 11/15/29(Reg. S) (e)	EUR	2,540,000	2,831,793
2.3% 2/15/33(Reg. S)	EUR	2,350,000	2,660,509
2.4% 11/15/30(Reg. S)	EUR	1,130,000	1,284,289
2.5% 7/4/44	EUR	20,000	22,804
2.6% 8/15/33(Reg. S)	EUR	1,340,000	1,553,181
3.1% 12/12/25 (Reg. S) (e)	EUR	1,480,000	1,654,890
3.25% 7/4/42 (e)	EUR	2,620,000	3,303,048
4% 1/4/37	EUR	40,000	53,132
4.75% 7/4/40	EUR	20,000	29,535
Land Berlin 2.75% 2/14/33	EUR	340,000	380,546
Land Niedersachsen:
0.01% 11/25/27 (Reg. S)	EUR	430,000	431,791
1.125% 9/12/33 (Reg. S)	EUR	70,000	67,508
Land Nordrhein-Westfalen:
0.2% 3/31/27 (Reg. S)	EUR	1,513,000	1,551,577
0.2% 4/9/30 (Reg. S)	EUR	725,000	696,228
0.2% 1/27/51 (Reg. S)	EUR	50,000	26,430
0.5% 11/25/39 (Reg. S)	EUR	72,000	55,177
0.625% 7/21/31 (Reg. S)	EUR	24,000	23,070
0.8% 7/30/49 (Reg. S)	EUR	104,000	69,503
1.25% 5/12/36 (Reg. S)	EUR	226,000	210,304
1.375% 1/15/20 (Reg. S)	EUR	70,000	40,254
1.55% 6/16/48 (Reg. S)	EUR	178,000	147,053
1.65% 2/22/38 (Reg. S)	EUR	607,000	576,131
1.95% 9/26/78 (Reg. S)	EUR	270,000	211,893
Landwirtschaftliche Rentenbank:
0.05% 12/18/29 (Reg. S)	EUR	42,000	40,252
0.875% 12/15/26 (Reg. S)	GBP	19,000	22,203
1.375% 9/8/25 (Reg. S)	GBP	1,512,000	1,833,575
2.6% 3/23/27 (Reg. S)	AUD	60,000	38,992
4% 1/19/28	AUD	80,000	54,188
TOTAL GERMANY			34,737,426
Hong Kong - 0.0%
Hong Kong Government SAR 1.59% 3/4/36	HKD	1,050,000	110,682
Hungary - 0.2%
Hungarian Republic:
1% 11/26/25	HUF	30,380,000	79,560
1.5% 4/22/26	HUF	43,280,000	112,378
1.625% 4/28/32 (Reg. S)	EUR	246,000	220,391
2.5% 10/24/24	HUF	3,780,000	10,499
2.75% 12/22/26	HUF	30,520,000	79,984
3% 8/21/30	HUF	64,320,000	158,587
3% 4/25/41	HUF	227,580,000	441,622
4.5% 3/23/28	HUF	112,000,000	307,463
TOTAL HUNGARY			1,410,484
Indonesia - 0.8%
Indonesian Republic:
1.45% 9/18/26	EUR	100,000	103,798
2.15% 7/18/24 (Reg. S)	EUR	129,000	140,612
5.125% 4/15/27	IDR	9,200,000,000	576,905
5.5% 4/15/26	IDR	1,000,000	64
6.375% 8/15/28	IDR	6,111,000,000	396,499
6.375% 4/15/42	IDR	900,000,000	57,408
6.5% 6/15/25	IDR	717,000,000	46,603
6.5% 2/15/31	IDR	4,193,000,000	271,754
6.875% 8/15/51	IDR	528,000,000	34,365
7% 9/15/30	IDR	15,924,000,000	1,060,600
7% 2/15/33	IDR	24,508,000,000	1,650,633
7.125% 6/15/42	IDR	2,600,000,000	175,587
7.375% 5/15/48	IDR	8,728,000,000	597,418
7.5% 6/15/35	IDR	1,449,000,000	100,979
7.5% 5/15/38	IDR	1,631,000,000	113,345
7.5% 4/15/40	IDR	9,622,000,000	668,075
8.375% 4/15/39	IDR	1,794,000,000	134,285
TOTAL INDONESIA			6,128,930
Ireland - 0.4%
Irish Republic:
0.2% 5/15/27 (Reg. S)	EUR	225,000	232,208
0.2% 10/18/30 (Reg. S)	EUR	86,000	82,511
0.35% 10/18/32 (Reg. S)	EUR	290,000	269,379
0.4% 5/15/35 (Reg. S)	EUR	355,000	310,173
0.55% 4/22/41 (Reg. S)	EUR	130,000	100,377
0.9% 5/15/28 (Reg. S)	EUR	132,000	138,088
1% 5/15/26(Reg. S)	EUR	188,000	201,267
1.1% 5/15/29 (Reg. S)	EUR	279,000	290,617
1.3% 5/15/33	EUR	570,000	570,731
1.5% 5/15/50 (Reg. S)	EUR	310,000	256,735
1.7% 5/15/37	EUR	380,000	373,784
3.4% 3/18/24 (Reg.S)	EUR	28,000	30,846
TOTAL IRELAND			2,856,716
Israel - 0.2%
Israeli State:
1% 3/31/30	ILS	1,812,000	423,736
1.3% 4/30/32	ILS	840,000	188,965
1.5% 1/16/29 (Reg. S)	EUR	335,000	328,218
1.5% 5/31/37	ILS	18,000	3,570
1.75% 8/31/25	ILS	1,890,000	504,977
2.8% 11/29/52	ILS	930,000	183,306
3.75% 3/31/47	ILS	476,000	116,398
TOTAL ISRAEL			1,749,170
Italy - 5.5%
Italian Republic:
0.35% 2/1/25	EUR	191,000	204,444
0.45% 2/15/29(Reg. S)	EUR	190,000	184,341
0.85% 1/15/27 (Reg. S)	EUR	81,000	84,445
0.9% 4/1/31	EUR	82,000	76,551
0.95% 9/15/27 (Reg. S)	EUR	1,948,000	2,010,102
0.95% 8/1/30 (Reg. S)	EUR	142,000	135,560
0.95% 6/1/32 (Reg. S)	EUR	701,000	633,721
1.1% 4/1/27 (Reg. S)	EUR	2,024,000	2,117,893
1.35% 4/1/30 (Reg. S)	EUR	1,950,000	1,929,648
1.45% 11/15/24 (Reg. S)	EUR	245,000	266,123
1.45% 5/15/25	EUR	80,000	86,444
1.45% 3/1/36 (Reg. S) (d)	EUR	1,347,000	1,144,358
1.6% 6/1/26	EUR	179,000	192,147
1.65% 3/1/32 (d)	EUR	575,000	555,068
1.7% 9/1/51 (Reg. S) (d)	EUR	536,000	363,598
1.8% 3/1/41 (Reg. S) (d)	EUR	2,851,000	2,269,248
2.05% 8/1/27	EUR	213,000	229,028
2.1% 7/15/26	EUR	1,186,000	1,287,682
2.15% 9/1/52 (Reg. S) (d)	EUR	962,000	705,769
2.15% 3/1/72 (Reg. S) (d)	EUR	279,000	187,685
2.2% 6/1/27 (Reg. S)	EUR	1,612,000	1,744,919
2.25% 9/1/36 (Reg. S) (d)	EUR	639,000	591,570
2.45% 9/1/33 (d)	EUR	897,000	899,121
2.45% 9/1/50 (Reg. S) (d)	EUR	77,000	62,088
2.5% 12/1/24	EUR	680,000	745,183
2.5% 11/15/25	EUR	2,093,000	2,295,618
2.5% 12/1/32(Reg. S)	EUR	260,000	265,123
2.65% 12/1/27(Reg. S)	EUR	640,000	701,017
2.7% 3/1/47 (d)	EUR	116,000	100,956
2.8% 6/15/29(Reg. S)	EUR	1,740,000	1,893,089
2.95% 9/1/38 (d)	EUR	433,000	423,537
3% 8/1/29	EUR	2,038,000	2,241,346
3.1% 3/1/40 (Reg. S) (d)	EUR	1,208,000	1,180,966
3.35% 3/1/35 (d)	EUR	1,808,000	1,919,936
3.45% 3/1/48 (d)	EUR	1,000	987
3.6% 9/29/25(Reg. S)	EUR	3,700,000	4,126,748
3.7% 6/15/30(Reg. S)	EUR	1,220,000	1,381,414
3.75% 9/1/24	EUR	80,000	88,432
3.8% 4/15/26(Reg. S)	EUR	630,000	710,581
3.85% 12/15/29(Reg. S)	EUR	1,770,000	2,024,887
3.85% 9/1/49 (d)	EUR	679,000	708,889
4% 11/15/30(Reg. S)	EUR	590,000	679,077
4.1% 2/1/29(Reg. S)	EUR	130,000	150,483
4.2% 3/1/34(Reg. S)	EUR	230,000	265,329
4.4% 5/1/33(Reg. S)	EUR	760,000	893,953
4.45% 9/1/43(Reg. S) (d)	EUR	230,000	261,764
4.5% 3/1/26 (d)	EUR	50,000	57,086
4.5% 10/1/53(Reg. S) (d)	EUR	170,000	193,611
5% 3/1/25 (d)	EUR	80,000	90,096
5% 8/1/34 (d)	EUR	20,000	24,581
5% 8/1/39 (d)	EUR	20,000	24,388
6.5% 11/1/27	EUR	50,000	62,435
TOTAL ITALY			41,473,065
Japan - 10.6%
Japan Government:
0.005% 1/1/25	JPY	34,300,000	243,340
0.005% 4/1/25	JPY	205,250,000	1,456,052
0.005% 8/1/25	JPY	167,950,000	1,191,313
0.005% 3/20/27	JPY	121,200,000	857,744
0.005% 6/20/27	JPY	230,000,000	1,626,214
0.1% 12/20/24	JPY	4,300,000	30,537
0.1% 3/20/25	JPY	50,000	355
0.1% 9/20/25	JPY	15,500,000	110,093
0.1% 3/20/26	JPY	19,900,000	141,348
0.1% 9/20/26	JPY	63,300,000	449,547
0.1% 12/20/26	JPY	70,150,000	498,125
0.1% 3/20/27	JPY	295,100,000	2,094,938
0.1% 6/20/27	JPY	32,450,000	230,199
0.1% 9/20/27	JPY	177,000,000	1,254,591
0.1% 9/20/27	JPY	13,700,000	97,114
0.1% 12/20/27	JPY	75,800,000	536,852
0.1% 3/20/28	JPY	53,650,000	379,484
0.1% 6/20/28	JPY	30,400,000	214,805
0.1% 9/20/28	JPY	231,650,000	1,634,036
0.1% 12/20/28	JPY	69,800,000	491,981
0.1% 3/20/29	JPY	23,050,000	162,318
0.1% 6/20/29	JPY	119,650,000	842,056
0.1% 12/20/29	JPY	617,250,000	4,335,546
0.1% 3/20/30	JPY	15,400,000	107,988
0.1% 6/20/30	JPY	393,950,000	2,757,510
0.1% 9/20/30	JPY	362,600,000	2,531,797
0.1% 12/20/30	JPY	83,550,000	581,976
0.2% 12/20/27	JPY	169,000,000	1,201,482
0.2% 6/20/28	JPY	54,650,000	387,868
0.2% 3/20/32	JPY	28,000,000	193,887
0.2% 6/20/32	JPY	84,300,000	582,280
0.2% 9/20/32	JPY	53,150,000	366,170
0.2% 6/20/36	JPY	308,050,000	2,011,173
0.3% 12/20/25	JPY	821,250,000	5,856,153
0.3% 6/20/39	JPY	158,200,000	991,600
0.3% 9/20/39	JPY	56,150,000	349,970
0.3% 12/20/39	JPY	61,650,000	382,602
0.3% 6/20/46	JPY	153,200,000	839,829
0.4% 6/20/25	JPY	12,550,000	89,525
0.4% 9/20/25	JPY	44,650,000	318,766
0.4% 3/20/36	JPY	192,500,000	1,294,010
0.4% 3/20/40	JPY	51,800,000	325,117
0.4% 6/20/40	JPY	10,450,000	65,255
0.4% 9/20/40	JPY	138,350,000	859,968
0.4% 9/20/49	JPY	5,450,000	28,953
0.4% 3/20/50	JPY	35,400,000	186,581
0.4% 3/20/56	JPY	521,900,000	2,528,439
0.5% 3/20/33	JPY	20,850,000	146,775
0.5% 9/20/36	JPY	93,750,000	633,551
0.5% 12/20/38	JPY	15,550,000	101,444
0.5% 3/20/49	JPY	10,450,000	57,497
0.6% 6/20/37	JPY	204,850,000	1,387,198
0.6% 12/20/37	JPY	6,700,000	45,041
0.6% 6/20/50	JPY	27,350,000	151,926
0.7% 3/20/37	JPY	22,050,000	151,849
0.7% 9/20/38	JPY	1,033,250,000	6,970,993
0.7% 6/20/48	JPY	13,100,000	76,844
0.7% 12/20/48	JPY	10,800,000	62,831
0.8% 9/20/33	JPY	68,250,000	492,112
0.8% 3/20/42	JPY	149,000,000	969,039
0.8% 9/20/47	JPY	10,200,000	61,850
0.9% 6/20/42	JPY	345,000,000	2,275,874
0.9% 9/20/48	JPY	249,150,000	1,527,431
0.9% 3/20/57	JPY	212,650,000	1,206,992
1% 12/20/35	JPY	647,550,000	4,682,108
1% 3/20/52	JPY	170,000,000	1,031,984
1.1% 9/20/42	JPY	219,650,000	1,496,175
1.1% 3/20/43	JPY	181,450,000	1,229,279
1.1% 6/20/43	JPY	110,150,000	744,231
1.2% 3/20/35	JPY	19,650,000	145,990
1.2% 6/20/53	JPY	98,900,000	627,412
1.3% 6/20/52	JPY	232,000,000	1,516,688
1.3% 3/20/63	JPY	16,550,000	101,851
1.4% 12/20/42	JPY	193,650,000	1,384,089
1.4% 12/20/45	JPY	307,650,000	2,149,797
1.4% 9/20/52	JPY	52,050,000	348,189
1.4% 3/20/53	JPY	110,700,000	738,856
1.4% 3/20/55	JPY	5,500,000	36,406
1.5% 9/20/43	JPY	32,600,000	235,252
1.6% 6/20/30	JPY	4,600,000	35,335
1.6% 3/20/33	JPY	4,300,000	33,286
1.6% 12/20/52	JPY	170,150,000	1,191,895
1.8% 9/20/53	JPY	25,550,000	187,149
1.9% 3/20/53	JPY	42,450,000	318,158
2% 3/20/42	JPY	110,000,000	866,480
2.3% 5/20/32	JPY	1,000,000	8,132
TOTAL JAPAN			79,145,476
Korea (South) - 2.1%
Korean Republic:
1.125% 9/10/25	KRW	359,480,000	267,871
1.125% 9/10/39	KRW	321,370,000	186,000
1.25% 3/10/26	KRW	2,172,900,000	1,609,316
1.375% 12/10/29	KRW	41,420,000	28,822
1.375% 6/10/30	KRW	368,030,000	253,643
1.5% 12/10/26	KRW	32,000,000	23,558
1.5% 12/10/30	KRW	1,148,560,000	791,897
1.5% 9/10/40	KRW	2,069,710,000	1,253,623
1.875% 3/10/51	KRW	2,378,220,000	1,425,465
2% 6/10/31	KRW	1,103,570,000	784,270
2% 3/10/49	KRW	381,850,000	239,642
2.125% 6/10/27	KRW	1,520,000,000	1,133,649
2.125% 3/10/47	KRW	29,200,000	19,002
2.25% 6/10/25	KRW	150,000,000	114,122
2.375% 12/10/27	KRW	50,660,000	37,951
2.375% 12/10/28	KRW	514,930,000	382,683
2.375% 12/10/31	KRW	600,000,000	435,499
2.375% 9/10/38	KRW	415,730,000	291,131
2.5% 3/10/52	KRW	1,040,000,000	717,032
2.625% 6/10/28	KRW	940,310,000	709,090
2.625% 3/10/48	KRW	622,670,000	443,992
3.25% 3/10/28	KRW	1,690,020,000	1,307,923
3.25% 6/10/33	KRW	800,600,000	618,775
3.25% 9/10/42	KRW	1,205,650,000	945,238
3.25% 3/10/53	KRW	1,499,990,000	1,204,514
3.375% 6/10/32	KRW	838,210,000	654,838
TOTAL KOREA (SOUTH)			15,879,546
Latvia - 0.1%
Latvian Republic:
1.125% 5/30/28 (Reg. S)	EUR	330,000	336,423
1.375% 9/23/25 (Reg. S)	EUR	100,000	107,272
TOTAL LATVIA			443,695
Lithuania - 0.0%
Lithuanian Republic:
0.5% 6/19/29 (Reg. S)	EUR	32,000	30,417
2.1% 5/26/47 (Reg. S)	EUR	110,000	96,350
2.125% 10/22/35 (Reg. S)	EUR	57,000	55,271
3.875% 6/14/33(Reg. S)	EUR	90,000	103,849
TOTAL LITHUANIA			285,887
Luxembourg - 0.1%
Grand Duchy of Luxembourg:
0% 4/28/25 (Reg. S)	EUR	35,000	37,168
0% 11/13/26 (Reg. S)	EUR	230,000	237,374
0% 9/14/32 (Reg. S)	EUR	210,000	188,262
TOTAL LUXEMBOURG			462,804
Malaysia - 0.7%
Malaysian Government:
3.519% 4/20/28	MYR	4,960,000	1,075,483
3.582% 7/15/32	MYR	2,240,000	479,623
3.757% 5/22/40	MYR	2,310,000	481,294
3.828% 7/5/34	MYR	420,000	90,971
3.899% 11/16/27	MYR	3,032,000	668,175
3.9% 11/30/26	MYR	2,999,000	660,583
3.906% 7/15/26	MYR	171,000	37,623
4.065% 6/15/50	MYR	2,823,000	588,824
4.119% 11/30/34	MYR	831,000	184,135
4.128% 8/15/25	MYR	405,000	89,231
4.504% 4/30/29	MYR	560,000	126,805
4.642% 11/7/33	MYR	440,000	102,561
4.696% 10/15/42	MYR	1,130,000	264,895
4.724% 6/15/33	MYR	2,083,000	483,310
4.736% 3/15/46	MYR	90,000	20,799
4.921% 7/6/48	MYR	50,000	11,962
4.935% 9/30/43	MYR	150,000	35,452
TOTAL MALAYSIA			5,401,726
Mexico - 0.8%
United Mexican States:
1.125% 1/17/30	EUR	100,000	94,729
2.125% 10/25/51	EUR	100,000	66,393
2.25% 8/12/36	EUR	130,000	112,446
2.875% 4/8/39	EUR	185,000	163,491
5.5% 3/4/27	MXN	19,600,000	1,031,917
5.75% 3/5/26	MXN	26,769,000	1,453,516
7.5% 6/3/27	MXN	2,000,000	111,677
7.5% 5/26/33	MXN	10,860,000	581,104
7.75% 11/13/42	MXN	14,660,000	761,278
8% 11/7/47	MXN	13,363,000	704,097
8.5% 5/31/29	MXN	10,000,000	577,045
TOTAL MEXICO			5,657,693
Multi-National - 0.3%
European Stability Mechanism 0.5% 3/5/29 (Reg. S)	EUR	2,229,000	2,232,725
Netherlands - 1.2%
Dutch Government:
0% 1/15/24(Reg. S) (d)	EUR	15,000	16,527
0% 1/15/27 (Reg. S) (d)	EUR	1,052,000	1,087,261
0% 7/15/30 (Reg. S) (d)	EUR	408,000	391,787
0% 1/15/52 (Reg. S) (d)	EUR	575,000	325,663
0.25% 7/15/25 (d)	EUR	91,000	96,982
0.25% 7/15/29(Reg. S) (d)	EUR	1,336,000	1,331,686
0.5% 7/15/26(Reg. S) (d)	EUR	714,000	754,563
0.5% 7/15/32 (Reg. S) (d)	EUR	1,061,000	1,011,449
0.5% 1/15/40 (Reg. S) (d)	EUR	1,722,000	1,406,928
0.75% 7/15/27 (Reg. S) (d)	EUR	866,000	911,201
0.75% 7/15/28 (d)	EUR	740,000	768,602
2% 1/15/54(Reg. S) (d)	EUR	100,000	99,447
2.5% 1/15/33 (d)	EUR	80,000	89,892
2.5% 7/15/33(Reg. S) (d)	EUR	540,000	604,838
3.75% 1/15/42 (d)	EUR	130,000	169,097
4% 1/15/37 (d)	EUR	30,000	38,636
TOTAL NETHERLANDS			9,104,559
New Zealand - 0.2%
New Zealand Government:
1.5% 5/15/31	NZD	2,032,000	1,061,496
1.75% 5/15/41	NZD	582,000	242,152
2.75% 4/15/25	NZD	485,000	298,057
2.75% 4/15/37 (Reg. S)	NZD	410,000	213,151
TOTAL NEW ZEALAND			1,814,856
Norway - 0.3%
Kingdom of Norway:
1.5% 2/19/26 (Reg. S) (d)	NOK	9,430,000	888,545
1.75% 3/13/25 (Reg. S) (d)	NOK	7,640,000	733,443
1.75% 2/17/27 (Reg. S) (d)	NOK	8,340,000	782,129
3% 3/14/24 (d)	NOK	220,000	21,578
TOTAL NORWAY			2,425,695
Peru - 0.2%
Peruvian Republic:
5.4% 8/12/34(Reg. S)	PEN	550,000	133,975
5.94% 2/12/29	PEN	956,000	257,922
6.15% 8/12/32	PEN	2,364,000	622,736
6.7142% 2/12/55	PEN	500,000	133,534
TOTAL PERU			1,148,167
Poland - 0.5%
Polish Government:
0% 2/10/25 (Reg. S)	EUR	41,000	43,607
0.75% 4/25/25	PLN	830,000	199,742
1% 3/7/29 (Reg. S)	EUR	309,000	313,684
1.25% 10/25/30	PLN	396,000	79,680
1.75% 4/25/32	PLN	3,150,000	622,731
2% 3/8/49 (Reg. S)	EUR	17,000	12,968
2.5% 7/25/27	PLN	3,047,000	715,088
2.75% 10/25/29	PLN	2,390,000	542,561
3.25% 7/25/25	PLN	3,810,000	942,800
3.875% 2/14/33 (Reg. S)	EUR	220,000	251,906
4% 4/25/47	PLN	96,000	20,348
TOTAL POLAND			3,745,115
Portugal - 0.5%
Portugal Obrigacoes Do Tesouro:
0.475% 10/18/30 (Reg. S) (d)	EUR	258,000	249,917
0.7% 10/15/27 (Reg. S) (d)	EUR	350,000	364,674
0.9% 10/12/35 (Reg. S) (d)	EUR	734,000	647,996
1% 4/12/52 (Reg. S) (d)	EUR	220,000	140,101
1.65% 7/16/32 (Reg. S) (d)	EUR	3,000	3,060
1.95% 6/15/29 (Reg. S) (d)	EUR	458,000	495,684
2.875% 10/15/25 (Reg. S) (d)	EUR	22,000	24,425
2.875% 7/21/26(Reg. S) (d)	EUR	33,000	37,041
3.875% 2/15/30(Reg. S) (d)	EUR	760,000	907,945
4.125% 4/14/27 (Reg. S) (d)	EUR	524,000	611,743
Portuguese Republic 2.25% 4/18/34 (d)	EUR	260,000	273,553
Republic of Portugal 2.125% 10/17/28 (d)	EUR	70,000	76,726
TOTAL PORTUGAL			3,832,865
Romania - 0.4%
Romanian Republic:
1.375% 12/2/29(Reg. S)	EUR	567,000	515,342
2.125% 3/7/28(Reg. S)	EUR	470,000	469,892
2.5% 10/25/27	RON	2,330,000	454,127
2.875% 5/26/28 (Reg. S)	EUR	32,000	32,973
2.875% 4/13/42(Reg. S)	EUR	60,000	44,729
3.375% 1/28/50 (Reg. S)	EUR	54,000	40,480
3.5% 11/25/25	RON	4,230,000	897,163
3.75% 2/7/34(Reg. S)	EUR	110,000	104,094
4.125% 3/11/39	EUR	145,000	132,635
7.2% 10/30/33	RON	1,360,000	322,936
TOTAL ROMANIA			3,014,371
Russia - 0.0%
Ministry of Finance of the Russian Federation 7.6% (g)(h)	RUB	4,237,000	0
Saudi Arabia - 0.0%
Kingdom of Saudi Arabia 2% 7/9/39 (Reg. S)	EUR	163,000	138,725
Singapore - 0.4%
Republic of Singapore:
yield at date of purchase 2.3106% to 2.7941% 10/1/51	SGD	330,000	209,942
1.625% 7/1/31	SGD	520,000	364,660
2.125% 6/1/26	SGD	271,000	200,783
2.25% 8/1/36	SGD	768,000	551,668
2.375% 7/1/39	SGD	325,000	233,921
2.625% 5/1/28	SGD	1,016,000	768,457
2.625% 8/1/32	SGD	310,000	233,131
2.75% 4/1/42	SGD	160,000	121,059
2.75% 3/1/46	SGD	20,000	15,086
TOTAL SINGAPORE			2,698,707
Slovakia - 0.2%
Slovakia Republic:
0.125% 6/17/27 (Reg. S)	EUR	288,000	290,369
0.25% 5/14/25 (Reg. S)	EUR	84,000	89,030
0.75% 4/9/30 (Reg. S)	EUR	400,000	386,435
1% 10/9/30 (Reg. S)	EUR	110,000	106,322
1% 10/13/51 (Reg. S)	EUR	160,000	91,499
1.625% 1/21/31 (Reg. S)	EUR	348,000	351,627
1.875% 3/9/37 (Reg. S)	EUR	185,000	168,617
TOTAL SLOVAKIA			1,483,899
Slovenia - 0.1%
Republic of Slovenia:
0.125% 7/1/31(Reg. S)	EUR	288,000	260,900
1.1875% 3/14/29 (Reg. S)	EUR	110,000	112,258
1.25% 3/22/27 (Reg. S)	EUR	84,000	88,532
1.75% 11/3/40 (Reg. S)	EUR	89,000	79,678
2.125% 7/28/25 (Reg. S)	EUR	64,000	69,764
2.25% 3/3/32 (Reg. S)	EUR	230,000	243,011
3.625% 3/11/33(Reg. S)	EUR	110,000	128,441
TOTAL SLOVENIA			982,584
Spain - 3.7%
Regional Government of Andalusia (Junta de Andalucia) 0.5% 4/30/31 (Reg. S)	EUR	180,000	165,159
Spanish Kingdom:
0% 5/31/24	EUR	4,000	4,349
0% 5/31/25	EUR	920,000	974,557
0% 1/31/26	EUR	3,427,000	3,578,851
0% 1/31/27	EUR	880,000	898,670
0% 1/31/28	EUR	680,000	677,932
0.1% 4/30/31 (d)	EUR	90,000	82,145
0.5% 4/30/30 (Reg. S) (d)	EUR	143,000	138,155
0.5% 10/31/31 (Reg. S) (d)	EUR	976,000	906,495
0.6% 10/31/29 (Reg. S) (d)	EUR	574,000	565,087
0.7% 4/30/32 (Reg. S) (d)	EUR	140,000	130,396
0.8% 7/30/27 (Reg. S) (d)	EUR	1,203,000	1,249,697
0.85% 7/30/37 (Reg. S) (d)	EUR	1,258,000	1,022,061
1% 7/30/42(Reg. S) (d)	EUR	171,000	126,261
1% 10/31/50 (Reg. S) (d)	EUR	1,856,000	1,156,212
1.2% 10/31/40 (Reg. S) (d)	EUR	2,179,000	1,721,722
1.25% 10/31/30 (Reg. S) (d)	EUR	1,376,000	1,381,909
1.3% 10/31/26 (d)	EUR	150,000	159,954
1.4% 4/30/28 (Reg. S) (d)	EUR	100,000	105,307
1.45% 10/31/27 (d)	EUR	100,000	106,102
1.45% 4/30/29 (Reg. S) (d)	EUR	2,526,000	2,633,812
1.5% 4/30/27 (Reg. S) (d)	EUR	157,000	167,588
1.6% 4/30/25 (d)	EUR	243,000	263,347
1.85% 7/30/35 (Reg. S) (d)	EUR	480,000	464,978
1.9% 10/31/52 (Reg. S) (d)	EUR	680,000	518,694
1.95% 4/30/26 (Reg. S) (d)	EUR	2,222,000	2,414,681
1.95% 7/30/30 (Reg. S) (d)	EUR	26,000	27,447
2.15% 10/31/25 (Reg. S) (d)	EUR	44,000	48,086
2.35% 7/30/33 (Reg. S) (d)	EUR	292,000	306,319
2.55% 10/31/32(Reg. S) (d)	EUR	2,490,000	2,681,434
2.7% 10/31/48 (d)	EUR	189,000	179,238
2.8% 5/31/26	EUR	530,000	587,382
3.15% 4/30/33 (Reg. S) (d)	EUR	510,000	572,334
3.45% 7/30/43(Reg. S) (d)	EUR	940,000	1,028,327
3.5% 5/31/29(Reg. S) (d)	EUR	220,000	253,674
5.15% 10/31/28 (d)	EUR	80,000	98,650
TOTAL SPAIN			27,397,012
Sweden - 0.2%
Sweden Kingdom:
0.5% 11/24/45	SEK	2,680,000	187,432
0.75% 5/12/28	SEK	13,880,000	1,301,513
1.375% 6/23/71	SEK	580,000	39,086
1.75% 11/11/33(Reg. S)	SEK	2,500,000	241,559
TOTAL SWEDEN			1,769,590
Switzerland - 0.7%
Switzerland Confederation:
0% 6/22/29 (Reg. S)	CHF	492,000	562,061
0% 6/26/34 (Reg. S)	CHF	24,000	26,539
0% 7/24/39 (Reg. S)	CHF	273,000	291,912
0.5% 5/24/55(Reg. S)	CHF	180,000	211,110
1.25% 5/28/26	CHF	1,625,000	1,945,386
1.5% 4/30/42	CHF	200,000	272,006
3.5% 4/8/33	CHF	1,085,000	1,613,146
TOTAL SWITZERLAND			4,922,160
Thailand - 0.8%
Kingdom of Thailand:
0.95% 6/17/25	THB	36,870,000	1,055,124
1.45% 12/17/24	THB	5,595,000	162,231
1.6% 12/17/29	THB	12,408,000	344,207
1.6% 6/17/35	THB	14,678,000	381,542
2% 6/17/42	THB	7,800,000	192,082
2.125% 12/17/26	THB	69,582,000	2,018,519
2.75% 6/17/52	THB	21,057,000	531,394
2.875% 6/17/46	THB	9,832,000	262,448
3.3% 6/17/38	THB	13,193,000	397,994
3.4% 6/17/36	THB	3,260,000	100,290
3.65% 6/20/31	THB	6,884,000	215,155
3.775% 6/25/32	THB	13,170,000	418,114
3.85% 12/12/25	THB	1,091,000	32,802
TOTAL THAILAND			6,111,902
United Kingdom - 2.7%
United Kingdom, Great Britain and Northern Ireland:
0.25% 7/31/31 (Reg. S) (e)	GBP	1,307,000	1,316,989
0.375% 10/22/30 (Reg. S) (e)	GBP	1,187,000	1,239,715
0.5% 1/31/29(Reg. S)	GBP	872,000	964,744
0.625% 7/31/35 (Reg. S)	GBP	2,162,000	1,959,369
0.625% 10/22/50 (Reg. S)	GBP	1,885,000	1,059,838
0.875% 1/31/46 (Reg. S)	GBP	665,000	452,895
1.125% 10/22/73(Reg. S)	GBP	300,000	159,864
1.25% 7/22/27	GBP	42,000	49,701
1.25% 10/22/41 (Reg. S) (e)	GBP	4,399,076	3,639,687
1.25% 7/31/51(Reg. S)	GBP	2,070,000	1,404,223
1.5% 7/22/47	GBP	195,000	150,750
1.625% 10/22/28	GBP	1,037,000	1,223,681
1.625% 10/22/54 (Reg. S)	GBP	409,000	298,092
1.75% 9/7/37 (Reg. S)	GBP	7,000	6,920
1.75% 1/22/49(Reg. S)	GBP	742,000	597,739
1.75% 7/22/57 (Reg. S)	GBP	1,444,000	1,072,376
3.25% 1/31/33(Reg. S)	GBP	1,720,000	2,144,352
3.75% 10/22/53(Reg. S)	GBP	1,670,000	1,987,429
4.25% 9/7/39	GBP	13,000	17,082
4.25% 12/7/40	GBP	19,000	24,879
4.25% 12/7/55	GBP	30,000	39,199
4.5% 6/7/28(Reg. S)	GBP	40,000	53,138
4.5% 12/7/42	GBP	460,000	618,236
TOTAL UNITED KINGDOM			20,480,898
TOTAL GOVERNMENT OBLIGATIONS (Cost $569,235,277)			514,709,888

Supranational Obligations - 3.9%
		Principal Amount (a)	Value ($)
African Development Bank:
0.125% 10/7/26	EUR	41,000	42,379
0.875% 5/24/28	EUR	87,000	89,739
1.1% 12/16/26	AUD	260,000	161,716
1.125% 6/18/25 (Reg. S)	GBP	80,000	96,920
Agence Francaise de Developpement:
0% 3/25/25 (Reg. S)	EUR	1,600,000	1,699,030
0.125% 9/29/31	EUR	200,000	180,001
Asian Development Bank:
1.125% 12/15/25	GBP	32,000	38,485
1.375% 3/7/25	GBP	25,000	30,654
1.625% 1/28/25	CAD	290,000	211,729
2.45% 1/17/24	AUD	65,000	44,260
3.3% 8/8/28 (Reg. S)	AUD	55,000	36,031
3.7% 6/17/25	AUD	430,000	290,592
4.65% 2/16/27	CAD	700,000	542,736
Corporacion Andina de Fomento 1.625% 6/3/25 (Reg. S)	EUR	198,000	212,342
Council of Europe Development Bank 0% 4/9/27 (Reg. S)	EUR	33,000	33,629
European Financial Stability Facility:
0% 10/13/27 (Reg. S)	EUR	85,000	85,695
0.05% 10/17/29 (Reg. S)	EUR	23,000	22,118
0.05% 1/18/52 (Reg. S)	EUR	225,000	109,692
0.625% 10/16/26 (Reg. S)	EUR	466,000	489,173
0.7% 1/20/50 (Reg. S)	EUR	176,000	114,297
0.75% 5/3/27 (Reg. S)	EUR	43,000	45,005
0.875% 4/10/35 (Reg. S)	EUR	610,000	551,222
1.25% 5/24/33 (Reg. S)	EUR	299,000	292,424
1.45% 9/5/40 (Reg. S)	EUR	1,125,000	998,056
European Investment Bank:
0% 6/17/27	EUR	215,000	218,810
0% 9/9/30 (Reg. S)	EUR	109,000	102,223
0.01% 5/15/41 (Reg. S)	EUR	330,000	221,424
0.05% 11/15/29 (Reg. S)	EUR	2,750,000	2,649,367
0.05% 10/13/34 (Reg. S)	EUR	1,627,000	1,356,304
0.125% 6/20/29 (Reg. S)	EUR	578,000	564,650
0.375% 7/16/25	EUR	577,000	614,694
0.375% 4/14/26 (Reg. S)	EUR	413,000	434,951
0.75% 7/15/27	AUD	340,000	206,065
1% 9/21/26 (Reg. S)	GBP	226,000	266,739
1% 4/14/32	EUR	736,000	720,655
1.125% 4/13/33 (Reg. S)	EUR	265,000	257,533
1.375% 3/7/25 (Reg. S)	GBP	504,000	618,582
1.5% 1/26/24	NOK	740,000	72,676
1.75% 7/30/24 (Reg. S)	CAD	69,000	51,185
1.75% 11/12/26 (Reg. S)	SEK	240,000	23,129
European Stability Mechanism:
0.01% 3/4/30	EUR	35,000	33,260
0.75% 3/15/27	EUR	184,000	192,837
0.75% 9/5/28 (Reg. S)	EUR	48,000	49,098
0.875% 7/18/42 (Reg. S)	EUR	266,000	203,891
1.125% 5/3/32 (Reg. S)	EUR	47,000	46,364
1.2% 5/23/33 (Reg. S)	EUR	37,000	36,205
1.625% 11/17/36 (Reg. S)	EUR	218,000	209,694
1.85% 12/1/55 (Reg. S)	EUR	186,000	153,025
European Union:
0% 11/4/25 (Reg. S)	EUR	1,426,000	1,503,849
0% 10/4/30 (Reg. S)	EUR	169,000	158,418
0% 7/4/35 (Reg. S)	EUR	1,357,000	1,092,385
0.1% 10/4/40 (Reg. S)	EUR	946,000	657,259
0.3% 11/4/50 (Reg. S)	EUR	562,000	317,315
0.45% 7/4/41 (Reg. S)	EUR	162,000	117,226
0.45% 5/2/46 (Reg. S)	EUR	50,000	32,654
0.8% 7/4/25 (Reg. S)	EUR	1,760,000	1,885,103
0.875% 3/11/37 (Reg. S)	EUR	100,000	86,267
1.125% 4/4/36 (Reg. S)	EUR	94,000	85,981
1.25% 4/4/33 (Reg. S)	EUR	1,418,000	1,394,616
1.25% 2/4/43 (Reg. S)	EUR	172,000	142,146
2% 10/4/27 (Reg. S)	EUR	860,000	935,298
2.5% 10/4/52 (Reg. S)	EUR	380,000	372,342
3% 3/4/53 (Reg. S)	EUR	840,000	909,718
Inter-American Development Bank:
1.25% 12/15/25	GBP	308,000	371,069
1.7% 10/10/24	CAD	100,000	73,693
3.15% 6/26/29	AUD	120,000	77,030
International Bank for Reconstruction & Development:
0% 1/15/27	EUR	1,828,000	1,875,347
0.01% 4/24/28	EUR	687,000	684,080
1% 12/21/29	GBP	248,000	272,047
1.2% 8/8/34	EUR	23,000	21,997
1.25% 12/13/28	GBP	100,000	113,542
1.8% 7/26/24	CAD	7,000	5,204
3.3% 8/14/28	AUD	210,000	137,817
International Development Association 0.7% 1/17/42 (Reg. S)	EUR	207,000	155,426
International Finance Corp. 3.15% 6/26/29 (Reg. S)	AUD	90,000	57,878
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $33,169,635)			29,256,993

Preferred Securities - 0.3%
		Principal Amount (a)	Value ($)
France - 0.1%
Engie SA:
1.5% (Reg. S) (b)(i)	EUR	300,000	291,943
1.625% (Reg. S) (b)(i)	EUR	300,000	320,574
TotalEnergies SE 2.125% (Reg. S) (b)(i)	EUR	160,000	144,608
Veolia Environnement SA 1.625% (Reg. S) (b)(i)	EUR	100,000	102,314
TOTAL FRANCE			859,439
Germany - 0.0%
Aroundtown SA 3.375% (Reg. S) (b)(i)	EUR	100,000	44,697
Italy - 0.0%
Enel SpA 1.375% (Reg. S) (b)(i)	EUR	150,000	145,180
Eni SpA 3.375% (Reg. S) (b)(i)	EUR	110,000	112,169
TOTAL ITALY			257,349
Spain - 0.1%
Iberdrola Finanzas SAU 1.575% (Reg. S) (b)(i)	EUR	100,000	98,471
Iberdrola International BV:
1.825% (Reg. S) (b)(i)	EUR	100,000	95,629
2.625% (Reg. S) (b)(i)	EUR	100,000	112,074
3.25% (Reg. S) (b)(i)	EUR	100,000	112,102
Repsol International Finance BV 4.247% (b)(i)	EUR	100,000	107,898
TOTAL SPAIN			526,174
United Kingdom - 0.1%
SSE PLC 3.74% (Reg. S) (b)(i)	GBP	216,000	265,893
TOTAL PREFERRED SECURITIES (Cost $1,830,474)			1,953,552

Money Market Funds - 2.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (j) (Cost $20,006,063)	20,002,062	20,006,063

TOTAL INVESTMENT IN SECURITIES - 101.5% (Cost $833,176,860)	761,123,376
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(11,434,768)
NET ASSETS - 100.0%	749,688,608

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	25	Mar 2024	3,291,979	57,245	57,245
ICE Long Gilt Contracts (United Kingdom)	12	Mar 2024	1,570,114	82,111	82,111

TOTAL FUTURES CONTRACTS					139,356
The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

CAD	620,556	USD	470,093	Morgan Stanley Cap. Group, Inc	1/02/24	(1,767)
EUR	1,978,000	USD	2,188,004	BNP Paribas S.A.	1/02/24	(4,391)
GBP	176,000	USD	224,510	Brown Brothers Harriman & Co	1/02/24	(171)
ILS	309,420	USD	85,793	Canadian Imperial Bk. of Comm.	1/02/24	(331)
USD	550,659	CNY	3,926,173	Citibank, N. A.	1/03/24	(2,335)
AUD	32,835,693	USD	22,446,479	Bank of America, N.A.	1/04/24	(69,805)
AUD	1,087,000	USD	714,059	Brown Brothers Harriman & Co	1/04/24	26,703
AUD	61,000	USD	41,322	Goldman Sachs Bank USA	1/04/24	248
CAD	69,000	USD	50,810	Bank of America, N.A.	1/04/24	1,265
CAD	49,037,797	USD	37,057,204	Bank of America, N.A.	1/04/24	(48,401)
CAD	220,000	USD	160,390	Brown Brothers Harriman & Co	1/04/24	5,644
CAD	582,000	USD	424,769	Brown Brothers Harriman & Co	1/04/24	14,466
CAD	137,000	USD	102,692	Citibank, N. A.	1/04/24	701
CAD	500,000	USD	366,532	JPMorgan Chase Bank, N.A.	1/04/24	10,818
CHF	7,439,968	USD	8,820,353	Citibank, N. A.	1/04/24	26,676
CLP	507,197,000	USD	572,780	State Street Bank and Trust Co	1/04/24	2,878
CNY	954,430,000	USD	134,764,621	BNP Paribas S.A.	1/04/24	(320,489)
COP	7,446,100,000	USD	1,923,063	State Street Bank and Trust Co	1/04/24	(2,081)
CZK	49,270,000	USD	2,205,243	JPMorgan Chase Bank, N.A.	1/04/24	(2,202)
DKK	9,750,000	USD	1,447,661	Bank of America, N.A.	1/04/24	(3,715)
DKK	159,000	USD	23,054	Brown Brothers Harriman & Co	1/04/24	493
EUR	256,000	USD	281,267	Brown Brothers Harriman & Co	1/04/24	1,356
EUR	1,383,000	USD	1,512,038	Brown Brothers Harriman & Co	1/04/24	14,791
EUR	1,310,000	USD	1,433,255	Canadian Imperial Bk. of Comm.	1/04/24	12,982
EUR	180,000	USD	196,378	Citibank, N. A.	1/04/24	2,341
EUR	307,874,000	USD	340,739,550	State Street Bank and Trust Co	1/04/24	(847,404)
GBP	139,000	USD	177,198	Canadian Imperial Bk. of Comm.	1/04/24	(20)
GBP	272,000	USD	342,603	Citibank, N. A.	1/04/24	4,104
GBP	37,943,000	USD	48,282,468	State Street Bank and Trust Co	1/04/24	81,866
HKD	792,000	USD	101,347	BNP Paribas S.A.	1/04/24	83
HUF	407,722,700	USD	1,178,057	BNP Paribas S.A.	1/04/24	(2,950)
IDR	100,653,700,000	USD	6,514,803	Bank of America, N.A.	1/04/24	22,353
ILS	5,129,420	USD	1,419,251	Citibank, N. A.	1/04/24	(2,469)
JPY	56,100,000	USD	390,946	Brown Brothers Harriman & Co	1/04/24	6,991
JPY	191,700,000	USD	1,299,644	Canadian Imperial Bk. of Comm.	1/04/24	60,152
JPY	11,566,758,743	USD	81,795,904	State Street Bank and Trust Co	1/04/24	251,188
KRW	19,766,300,000	USD	15,346,506	Bank of America, N.A.	1/04/24	(80,380)
KRW	942,200,000	USD	732,944	Bank of America, N.A.	1/04/24	(5,254)
MXN	2,909,000	USD	166,709	Brown Brothers Harriman & Co	1/04/24	4,569
MXN	88,521,000	USD	5,219,875	JPMorgan Chase Bank, N.A.	1/04/24	(7,870)
MYR	24,092,000	USD	5,214,719	Goldman Sachs Bank USA	1/04/24	28,759
NOK	25,417,000	USD	2,491,912	State Street Bank and Trust Co	1/04/24	9,854
NZD	2,657,000	USD	1,682,147	Bank of America, N.A.	1/04/24	(2,517)
PEN	4,136,000	USD	1,116,329	State Street Bank and Trust Co	1/04/24	1,685
PLN	12,318,000	USD	3,146,750	State Street Bank and Trust Co	1/04/24	(16,226)
RON	145,000	USD	31,524	Brown Brothers Harriman & Co	1/04/24	656
RON	7,504,000	USD	1,671,651	JPMorgan Chase Bank, N.A.	1/04/24	(6,304)
SEK	7,996,000	USD	766,926	Brown Brothers Harriman & Co	1/04/24	25,886
SEK	62,023,000	USD	6,205,837	State Street Bank and Trust Co	1/04/24	(56,184)
SGD	3,429,036	USD	2,596,574	State Street Bank and Trust Co	1/04/24	1,805
THB	202,239,000	USD	5,907,634	JPMorgan Chase Bank, N.A.	1/04/24	10,633
USD	760,908	AUD	1,151,000	Bank of America, N.A.	1/04/24	(23,469)
USD	923,361	AUD	1,407,000	Canadian Imperial Bk. of Comm.	1/04/24	(35,473)
USD	481,941	AUD	722,000	Citibank, N. A.	1/04/24	(10,084)
USD	63,680	AUD	97,000	Citibank, N. A.	1/04/24	(2,423)
USD	978,278	AUD	1,492,000	JPMorgan Chase Bank, N.A.	1/04/24	(38,482)
USD	18,951,014	AUD	29,118,000	State Street Bank and Trust Co	1/04/24	(892,149)
USD	34,278,231	CAD	47,008,000	BNP Paribas S.A.	1/04/24	(1,198,684)
USD	243,581	CAD	323,000	Brown Brothers Harriman & Co	1/04/24	(187)
USD	1,536,572	CAD	2,082,000	State Street Bank and Trust Co	1/04/24	(34,712)
USD	374,851	CAD	513,000	State Street Bank and Trust Co	1/04/24	(12,310)
USD	7,997,732	CHF	7,054,000	Citibank, N. A.	1/04/24	(390,334)
USD	114,635	CHF	100,000	JPMorgan Chase Bank, N.A.	1/04/24	(4,277)
USD	329,995	CHF	287,000	State Street Bank and Trust Co	1/04/24	(11,283)
USD	573,298	CLP	507,197,000	Bank of America, N.A.	1/04/24	(2,360)
USD	1,914,055	CNY	13,554,000	BNP Paribas S.A.	1/04/24	4,795
USD	129,396,153	CNY	928,288,000	BNP Paribas S.A.	1/04/24	(1,365,531)
USD	1,764,508	CNY	12,588,000	Goldman Sachs Bank USA	1/04/24	(8,679)
USD	1,814,405	COP	7,446,100,000	Citibank, N. A.	1/04/24	(106,577)
USD	2,167,365	CZK	48,849,000	Bank of America, N.A.	1/04/24	(16,852)
USD	18,828	CZK	421,000	Brown Brothers Harriman & Co	1/04/24	3
USD	1,449,489	DKK	9,909,000	Bank of America, N.A.	1/04/24	(18,005)
USD	1,533,676	EUR	1,419,000	BNP Paribas S.A.	1/04/24	(32,896)
USD	1,002,140	EUR	930,000	Bank of America, N.A.	1/04/24	(24,578)
USD	324,275,748	EUR	297,228,000	Bank of America, N.A.	1/04/24	(3,863,240)
USD	462,891	EUR	425,000	Canadian Imperial Bk. of Comm.	1/04/24	(6,308)
USD	44,686	EUR	41,000	Royal Bank of Canada	1/04/24	(578)
USD	636,939	EUR	578,000	Royal Bank of Canada	1/04/24	(1,171)
USD	588,676	EUR	537,000	Royal Bank of Canada	1/04/24	(4,171)
USD	1,428,884	EUR	1,310,000	State Street Bank and Trust Co	1/04/24	(17,353)
USD	7,137,723	EUR	6,531,000	State Street Bank and Trust Co	1/04/24	(72,485)
USD	1,508,510	GBP	1,193,000	Brown Brothers Harriman & Co	1/04/24	(12,156)
USD	193,112	GBP	152,000	Brown Brothers Harriman & Co	1/04/24	(636)
USD	717,370	GBP	568,000	Citibank, N. A.	1/04/24	(6,636)
USD	45,107,248	GBP	36,259,000	JPMorgan Chase Bank, N.A.	1/04/24	(1,110,562)
USD	101,587	HKD	792,000	Brown Brothers Harriman & Co	1/04/24	157
USD	45,154	HUF	15,813,000	Brown Brothers Harriman & Co	1/04/24	(421)
USD	1,122,343	HUF	392,749,000	State Street Bank and Trust Co	1/04/24	(9,608)
USD	6,462,102	IDR	100,653,700,000	State Street Bank and Trust Co	1/04/24	(75,054)
USD	32,827	ILS	120,000	Bank of America, N.A.	1/04/24	(318)
USD	1,268,079	ILS	4,700,000	JPMorgan Chase Bank, N.A.	1/04/24	(30,093)
USD	2,016,866	JPY	297,600,000	Bank of America, N.A.	1/04/24	(94,115)
USD	759,681	JPY	111,300,000	Citibank, N. A.	1/04/24	(29,809)
USD	1,982,634	JPY	292,050,000	Citibank, N. A.	1/04/24	(88,979)
USD	73,577,709	JPY	10,928,350,000	Royal Bank of Canada	1/04/24	(3,940,924)
USD	96,226	JPY	13,800,000	State Street Bank and Trust Co	1/04/24	(1,662)
USD	821,731	JPY	116,900,000	State Street Bank and Trust Co	1/04/24	(7,481)
USD	15,218,267	KRW	19,578,300,000	State Street Bank and Trust Co	1/04/24	97,339
USD	870,664	KRW	1,130,200,000	State Street Bank and Trust Co	1/04/24	(2,225)
USD	356,250	MXN	6,217,000	Brown Brothers Harriman & Co	1/04/24	(9,800)
USD	199,778	MXN	3,462,000	Canadian Imperial Bk. of Comm.	1/04/24	(4,061)
USD	4,717,292	MXN	81,751,000	Goldman Sachs Bank USA	1/04/24	(96,103)
USD	5,190,563	MYR	24,092,000	Goldman Sachs Bank USA	1/04/24	(52,914)
USD	2,342,410	NOK	25,417,000	State Street Bank and Trust Co	1/04/24	(159,355)
USD	1,586,572	NZD	2,657,000	State Street Bank and Trust Co	1/04/24	(93,058)
USD	1,095,484	PEN	4,136,000	Citibank, N. A.	1/04/24	(22,530)
USD	3,052,320	PLN	12,318,000	Brown Brothers Harriman & Co	1/04/24	(78,204)
USD	1,674,088	RON	7,649,000	HSBC Bank	1/04/24	(23,439)
USD	60,060	SEK	629,000	BNP Paribas S.A.	1/04/24	(2,306)
USD	6,587,554	SEK	69,390,000	JPMorgan Chase Bank, N.A.	1/04/24	(292,546)
USD	2,564,131	SGD	3,440,000	State Street Bank and Trust Co	1/04/24	(42,556)
USD	5,747,059	THB	202,239,000	JPMorgan Chase Bank, N.A.	1/04/24	(171,209)
USD	22,547,621	AUD	32,954,000	Bank of America, N.A.	2/02/24	67,292
USD	37,231,280	CAD	49,246,000	Bank of America, N.A.	2/02/24	49,615
USD	1,692,311	CAD	2,233,000	Morgan Stanley Cap. Group, Inc	2/02/24	6,353
USD	8,838,445	CHF	7,433,000	Citibank, N. A.	2/02/24	(28,764)
USD	752,949	CLP	667,941,000	State Street Bank and Trust Co	2/02/24	(3,573)
USD	134,776,039	CNY	954,430,000	BNP Paribas S.A.	2/02/24	(89,509)
USD	1,838,945	COP	7,160,300,000	State Street Bank and Trust Co	2/02/24	3,611
USD	2,219,130	CZK	49,627,000	JPMorgan Chase Bank, N.A.	2/02/24	2,402
USD	1,445,181	DKK	9,720,000	Bank of America, N.A.	2/02/24	3,366
USD	14,995,279	EUR	13,540,000	BNP Paribas S.A.	2/02/24	28,475
USD	342,101,140	EUR	308,760,000	State Street Bank and Trust Co	2/02/24	804,940
USD	2,800,462	GBP	2,195,000	Brown Brothers Harriman & Co	2/02/24	2,105
USD	48,538,118	GBP	38,138,000	State Street Bank and Trust Co	2/02/24	(83,179)
USD	107,697	HKD	841,000	BNP Paribas S.A.	2/02/24	(85)
USD	1,189,319	HUF	413,281,000	BNP Paribas S.A.	2/02/24	3,455
USD	5,972,255	IDR	92,301,200,000	Bank of America, N.A.	2/02/24	(20,648)
USD	110,142	ILS	397,000	Canadian Imperial Bk. of Comm.	2/02/24	420
USD	1,424,274	ILS	5,145,000	Citibank, N. A.	2/02/24	2,316
USD	82,032,526	JPY	11,547,850,000	State Street Bank and Trust Co	2/02/24	(266,473)
USD	15,430,836	KRW	19,856,400,000	Bank of America, N.A.	2/02/24	68,170
USD	5,239,093	MXN	89,263,000	JPMorgan Chase Bank, N.A.	2/02/24	10,871
USD	5,412,402	MYR	24,962,000	Goldman Sachs Bank USA	2/02/24	(32,051)
USD	2,520,571	NOK	25,691,000	State Street Bank and Trust Co	2/02/24	(10,138)
USD	1,762,690	NZD	2,784,000	Bank of America, N.A.	2/02/24	2,553
USD	1,153,374	PEN	4,277,000	State Street Bank and Trust Co	2/02/24	(1,698)
USD	3,162,101	PLN	12,383,000	State Street Bank and Trust Co	2/02/24	16,333
USD	1,666,801	RON	7,486,000	JPMorgan Chase Bank, N.A.	2/02/24	6,161
USD	6,230,335	SEK	62,196,000	State Street Bank and Trust Co	2/02/24	55,717
USD	2,662,930	SGD	3,512,000	State Street Bank and Trust Co	2/02/24	(2,249)
USD	6,054,811	THB	206,793,000	JPMorgan Chase Bank, N.A.	2/02/24	(12,168)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(14,818,817)
Unrealized Appreciation						1,868,395
Unrealized Depreciation						(16,687,212)

For the period, the average contract value for forward foreign currency contracts was $2,250,370,605. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
CHF	-	Swiss franc
CLP	-	Chilean peso
CNY	-	Chinese yuan
COP	-	Colombian peso
CZK	-	Czech koruna
DKK	-	Danish krone
EUR	-	European Monetary Unit
GBP	-	British pound sterling
HKD	-	Hong Kong dollar
HUF	-	Hungarian forint
IDR	-	Indonesian rupiah
ILS	-	Israeli shekel
JPY	-	Japanese yen
KRW	-	Korean won
MXN	-	Mexican peso
MYR	-	Malaysian ringgit
NOK	-	Norwegian krone
NZD	-	New Zealand dollar
PEN	-	Peruvian new sol
PLN	-	Polish zloty
RON	-	Romanian leu (new)
RUB	-	Russian ruble
SEK	-	Swedish krona
SGD	-	Singapore dollar
THB	-	Thai baht
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $82,746,446 or 11.0% of net assets.

(e)	Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $12,862,825.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $203,072.
(g)	Non-income producing - Security is in default.
(h)	Level 3 security
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	2,826,784	191,827,860	174,648,581	290,326	-	-	20,006,063	0.0%
Total	2,826,784	191,827,860	174,648,581	290,326	-	-	20,006,063

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	195,196,880	-	195,196,880	-

Government Obligations	514,709,888	-	514,709,888	-

Supranational Obligations	29,256,993	-	29,256,993	-

Preferred Securities	1,953,552	-	1,953,552	-

Money Market Funds	20,006,063	20,006,063	-	-
Total Investments in Securities:	761,123,376	20,006,063	741,117,313	-
Derivative Instruments: Assets
Futures Contracts	139,356	139,356	-	-
Forward Foreign Currency Contracts	1,868,395	-	1,868,395	-
Total Assets	2,007,751	139,356	1,868,395	-
Liabilities
Forward Foreign Currency Contracts	(16,687,212)	-	(16,687,212)	-
Total Liabilities	(16,687,212)	-	(16,687,212)	-
Total Derivative Instruments:	(14,679,461)	139,356	(14,818,817)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Foreign Exchange Risk
Forward Foreign Currency Contracts (a)	1,868,395	(16,687,212)
Total Foreign Exchange Risk	1,868,395	(16,687,212)
Interest Rate Risk
Futures Contracts (b)	139,356	0
Total Interest Rate Risk	139,356	0
Total Value of Derivatives	2,007,751	(16,687,212)

(a)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets ($)	Value of Derivative Liabilities ($)	Collateral Received(a) ($)	Collateral Pledged(a) ($)	Net(b) ($)
Bank of America, N.A.	214,614	(4,273,657)	-	2,788,207	(1,270,836)
BNP Paribas S.A.	36,808	(3,016,841)	-	2,372,412	(607,621)
Brown Brothers Harriman & Co	103,820	(101,575)	-	-	2,245
Canadian Imperial Bk. of Comm.	73,554	(46,193)	-	-	27,361
Citibank, N.A.	36,138	(690,940)	-	654,802	-
Goldman Sachs Bank USA	29,007	(189,747)	-	-	(160,740)
HSBC Bank	-	(23,439)	-	-	(23,439)
JPMorgan Chase Bank, N.A.	40,885	(1,675,713)	-	954,124	(680,704)
Morgan Stanley Cap. Group, Inc	6,353	(1,767)	-	-	4,586
Royal Bank of Canada	-	(3,946,844)	-	3,906,442	(40,402)
State Street Bank and Trust Co	1,327,216	(2,720,496)	-	1,393,280	-
Total	$1,868,395	$(16,687,212)	$-	$12,069,267	$(2,749,550)

(a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.
(b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.
Financial Statements
Statement of Assets and Liabilities
		December 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $813,170,797)	$741,117,313
Fidelity Central Funds (cost $20,006,063)	20,006,063

Total Investment in Securities (cost $833,176,860)		$761,123,376
Foreign currency held at value (cost $436,342)		436,044
Receivable for investments sold		7,947,834
Unrealized appreciation on forward foreign currency contracts		1,868,395
Receivable for fund shares sold		8,718,458
Dividends receivable		42,682
Interest receivable		5,426,393
Distributions receivable from Fidelity Central Funds		80,351
Total assets		785,643,533
Liabilities
Payable for investments purchased	$3,671,080
Unrealized depreciation on forward foreign currency contracts	16,687,212
Payable for fund shares redeemed	15,510,523
Accrued management fee	37,077
Payable for daily variation margin on futures contracts	30,102
Other payables and accrued expenses	18,931
Total Liabilities		35,954,925
Net Assets		$749,688,608
Net Assets consist of:
Paid in capital		$801,178,145
Total accumulated earnings (loss)		(51,489,537)
Net Assets		$749,688,608
Net Asset Value, offering price and redemption price per share ($749,688,608 ÷ 81,529,618 shares)		$9.20
Statement of Operations
		Year ended December 31, 2023
Investment Income
Dividends		$46,382
Interest		13,293,977
Income from Fidelity Central Funds		290,326
Total Income		13,630,685
Expenses
Management fee	$415,960
Independent trustees' fees and expenses	2,444
Miscellaneous	3,205
Total expenses before reductions	421,609
Expense reductions	(732)
Total expenses after reductions		420,877
Net Investment income (loss)		13,209,808
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $2,534)	(12,775,661)
Forward foreign currency contracts	(4,235,687)
Foreign currency transactions	331,627
Futures contracts	(225,588)
Total net realized gain (loss)		(16,905,309)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $15,598)	44,503,660
Forward foreign currency contracts	8,171,693
Assets and liabilities in foreign currencies	25,699
Futures contracts	347,215
Total change in net unrealized appreciation (depreciation)		53,048,267
Net gain (loss)		36,142,958
Net increase (decrease) in net assets resulting from operations		$49,352,766
Statement of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,209,808	$7,372,592
Net realized gain (loss)	(16,905,309)	50,724,908
Change in net unrealized appreciation (depreciation)	53,048,267	(128,338,797)
Net increase (decrease) in net assets resulting from operations	49,352,766	(70,241,297)
Distributions to shareholders	(20,544,715)	(5,966,263)

Share transactions
Proceeds from sales of shares	232,402,472	276,251,223
Reinvestment of distributions	19,585,468	5,731,984
Cost of shares redeemed	(157,170,529)	(177,849,202)

Net increase (decrease) in net assets resulting from share transactions	94,817,411	104,134,005
Total increase (decrease) in net assets	123,625,462	27,926,445

Net Assets
Beginning of period	626,063,146	598,136,701
End of period	$749,688,608	$626,063,146

Other Information
Shares
Sold	25,821,303	29,771,106
Issued in reinvestment of distributions	2,162,484	635,781
Redeemed	(17,516,244)	(19,301,789)
Net increase (decrease)	10,467,543	11,105,098

Financial Highlights
Fidelity® International Bond Index Fund

Years ended December 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$8.81	$9.98	$10.22	$9.87	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.171	.113	.079	.054	.010
Net realized and unrealized gain (loss)	.481	(1.193)	(.257)	.372	(.123)
Total from investment operations	.652	(1.080)	(.178)	.426	(.113)
Distributions from net investment income	(.262)	(.090)	(.062)	(.076)	(.009)
Distributions from net realized gain	-	-	-	-	(.008)
Total distributions	(.262)	(.090)	(.062)	(.076)	(.017)
Net asset value, end of period	$9.20	$8.81	$9.98	$10.22	$9.87
Total Return D,E	7.48%	(10.84)%	(1.74)%	4.33%	(1.13)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.06%	.06%	.06%	.06%	.06% H
Expenses net of fee waivers, if any	.06%	.06%	.06%	.06%	.06% H
Expenses net of all reductions	.06%	.06%	.06%	.06%	.06% H
Net investment income (loss)	1.91%	1.23%	.79%	.54%	.45% H
Supplemental Data
Net assets, end of period (000 omitted)	$749,689	$626,063	$598,137	$184,632	$16,121
Portfolio turnover rate I	22%	22%	18%	5%	3% J

AFor the period October 10, 2019 (commencement of operations) through December 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JAmount not annualized.

Notes to Financial Statements
For the period ended December 31, 2023

1. Organization.
Fidelity International Bond Index Fund (the Fund) is a non-diversified fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and supranational obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in interest. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in interest receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, market discount, capital loss carryforwards and futures transactions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,876,185
Gross unrealized depreciation	(66,896,702)
Net unrealized appreciation (depreciation)	$(44,020,517)
Tax Cost	$829,598,004

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,795,682
Capital loss carryforward	$(12,368,088)
Net unrealized appreciation (depreciation) on securities and other investments	$(43,901,534)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(5,237,480)
Long-term	(7,130,608)
Total capital loss carryforward	$(12,368,088)

The tax character of distributions paid was as follows:

	December 31, 2023	December 31, 2022
Ordinary Income	$20,544,715	$5,966,263

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. A summary of derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)($)	Change in Net Unrealized Appreciation (Depreciation)($)
Fidelity International Bond Index Fund
Foreign Exchange Risk
Forward Foreign Currency Contracts	(4,235,687)	8,171,693
Total Foreign Exchange Risk	(4,235,687)	8,171,693
Interest Rate Risk
Futures Contracts	(225,588)	347,215
Total Interest Rate Risk	(225,588)	347,215
Totals	(4,461,275)	8,518,908

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in total accumulated earnings (loss) in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Bond Index Fund	231,383,285	148,168,723
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .06% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $732.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fidelity Multi-Asset Index Fund
Fidelity International Bond Index Fund	31%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Bond Index Fund	48%
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity International Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2023 and for the period October 10, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the four years in the period ended December 31, 2023 and for the period October 10, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period- C July 1, 2023 to December 31, 2023

Fidelity® International Bond Index Fund	.06%
Actual		$ 1,000	$ 1,041.00	$ .31
Hypothetical-B		$ 1,000	$ 1,024.90	$ .31

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.18% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $6,925,913 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Bond Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary (subject to certain limited exceptions) fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based  on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9896131.104
IBI-ANN-0224

Item 2.

Code of Ethics

As of the end of the period, December 31, 2023, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Inflation-Protected Bond Index Fund, Fidelity International Bond Index Fund, Fidelity SAI International Credit Fund, Fidelity SAI Municipal Income Fund, Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (the “Funds”):

Services Billed by PwC

December 31, 2023 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Inflation-Protected Bond Index Fund	$35,000	$2,700	$5,500	$1,100
Fidelity International Bond Index Fund	$78,600	$6,100	$11,900	$2,600
Fidelity SAI International Credit Fund	$66,400	$3,900	$13,900	$1,600
Fidelity SAI Municipal Income Fund	$55,300	$3,900	$9,600	$1,700
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$46,200	$2,800	$6,000	$1,200
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$46,300	$2,800	$6,000	$1,200

December 31, 2022 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Inflation-Protected Bond Index Fund	$33,200	$2,800	$5,200	$1,200
Fidelity International Bond Index Fund	$74,900	$6,200	$12,000	$2,800
Fidelity SAI International Credit Fund	$-	$-	$-	$-
Fidelity SAI Municipal Income Fund	$50,200	$4,000	$5,200	$1,800
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$51,000	$2,800	$15,400	$1,200
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$51,000	$2,800	$13,800	$1,200

A Amounts may reflect rounding

B Fidelity SAI International Credit Fund commenced operations on March 1, 2023.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2023A,B	December 31, 2022A,B
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI International Credit Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2023A,B	December 31, 2022A,B
PwC	$13,672,300	$12,961,400

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI International Credit Fund commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 22, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 22, 2024